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The UBS Funds

     UBS Absolute Return Bond Fund

Prospectus

March 6, 2005

This  prospectus  offers Class A, Class C and Class Y shares in the UBS Absolute
Return Bond Fund (the  "Fund"),  a series of The UBS Funds (the  "Trust").  Each class has different sales charges and ongoing expenses. You can choose the class that is best for you based on how much you plan to invest  and how long you plan to hold your Fund shares.  Class Y shares are available only to certain types of investors.

As with all  mutual  funds,  the  Securities  and  Exchange  Commission  has not approved or disapproved the Fund's shares or determined  whether this prospectus is complete or accurate. To state otherwise is a crime.

              Not FDIC Insured. May lose value. No bank guarantee.

Contents

The UBS Funds
What every investor should know about the Fund

Your Investment
Information for managing your Fund account

   Managing Your Fund Account.................................................11
  --Flexible Pricing
  --Buying Shares
  --Selling Shares
  --Exchanging Shares
  --Pricing and Valuation

Additional Information
Additional important information about the Fund

  Where to learn more about the Fund..................................back cover

           The Fund is not a complete or balanced investment program

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Investment Objective, Strategies, Securities Selection and Risks

Fund Objective

The Fund  seeks to  achieve  consistent  absolute  positive  returns  over  time regardless of the market environment.

Principal Investment Strategies

The Fund invests in securities and other  investments to gain exposure to global fixed income  markets and generate  positive  returns  under a variety of market cycles.  The Fund invests in fixed income  securities of issuers  located within and outside the U.S. The Fund also may invest in open-end  investment  companies advised by UBS Global Asset  Management  (Americas) Inc. (the "Advisor") to gain exposure to certain global fixed income markets.  The Fund is a  non-diversified fund.

Under  normal  circumstances,  the Fund  invests  at least 80% of its net assets
(plus  borrowings for investment  purposes,  if any) in fixed income  securities and/or investments that provide exposure to fixed income securities. Investments in fixed income securities may include debt securities of governments throughout the world  (including  the U.S.),  their  agencies and  instrumentalities,  debt securities of corporations and supranationals,  inflation protected  securities,
convertible   bonds,   warrants,   mortgage-backed   securities,    asset-backed
securities,  equipment  trusts and other  collateralized  debt  securities.  The
Fund's  investments in debt  securities may include both fixed rate and floating rate securities. In addition to investments in issuers in developed markets, the
Fund also may invest up to 20% of its net assets in debt  securities of emerging market issuers.

Based on the Advisor's assessment of market conditions,  up to 20% of the Fund's net assets may be invested in fixed income securities that provide higher yields and are  lower-rated.  Lower-rated  securities  are bonds  rated  below  BBB- by
Standard & Poor's  Ratings  Group  ("S&P")  or below Baa3 by Moody's  Investor's
Service, Inc.  ("Moody's").  Securities rated in these categories are considered to be of poorer quality and predominately speculative. Bonds in these categories may also be called "high yield bonds" or "junk bonds."

The Fund may  invest  in other  open-end  investment  companies  advised  by the
Advisor to gain exposure to various asset classes,  including but not limited to emerging  market and high  yield  asset  classes.  The Fund does not pay fees in connection  with its  investment  in the  investment  companies  advised  by the
Advisor, but may pay expenses associated with such investments.

In employing its investment  strategies  for the Fund,  the Advisor  attempts to generate  positive returns over time regardless of market conditions by managing the risks and market  exposures of the Fund's  portfolio.  The Advisor  actively manages  portfolio  duration  along with credit  quality,  sector and individual security selection, including country and currency exposure. Duration measures a fixed income  security's  price  sensitivity to interest rates by indicating the approximate  change in a fixed income security's price if interest rates move up or down in 1%  increments.  For  example,  when  the  level  of  interest  rates increases by 1%, the value of a fixed income

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security or a portfolio of fixed income securities having a positive duration of three years generally will decrease by approximately 3% and the value of a fixed income  security or a portfolio  of fixed  income  securities  having a negative duration of three years generally will increase by approximately 3%. Conversely, when the level of interest  rates  decreases  by 1%, the value of a fixed income security or a portfolio of fixed income securities having a positive duration of three years generally will increase by approximately 3% and the value of a fixed income  security or a portfolio  of fixed  income  securities  having a negative duration of three years generally will decrease by approximately 3%.

The Fund intends to use financial futures,  forward agreements,  options,  swaps and other  derivatives  (collectively,  "Derivatives")  to manage  the risks and market  exposures of its portfolio.  The Fund may establish  short  positions in fixed income  securities  through the use of  Derivatives  to achieve a negative portfolio  duration in an effort to take advantage of periods of rising interest rates and provide the potential for  appreciation.  The Advisor expects that the duration of the Fund's  portfolio will be between  approximately +3 years and -3 years depending on the level and expected future direction of interest rates.

In employing its investment  strategies  for the Fund,  the Advisor  attempts to achieve a total rate of return for the Fund that meets or exceeds  the return on
LIBOR (a  short-term  interest  rate that banks  charge one  another and that is generally  representative  of  the  most  competitive  and  current  cash  rates available)  by 0.70% to 0.80%  per  year,  net of fees  over  full  (credit  and interest rate) fixed income market  cycles.  A typical fixed income market cycle is one to three years. The Advisor does not represent or guarantee that the Fund will meet this total return goal.

Securities Selection

The  Advisor's  investment  style is focused  on  investment  fundamentals.  The
Advisor believes that investment fundamentals determine and describe future cash flows that define long term investment  value. The Advisor tries to identify and exploit periodic  discrepancies  between market prices and fundamental value. In analyzing  these  price/value  differences  the Advisor  also takes into account cyclical market drivers which may influence near term dynamics of market prices.

To implement this style, the Advisor purchases  securities for the Fund by using active asset allocation strategies across global fixed income markets and active
security   selection  within  each  market.  In  deciding  which  securities  to emphasize,  the  Advisor  uses both  quantitative  and  fundamental  analysis to
identify  securities  that  it  believes  are  underpriced   relative  to  their
fundamental value.

When determining  fundamental  value, the Advisor considers broadly based market data and indices that represent asset classes or markets and economic  variables such as real interest  rates,  inflation and monetary  policy.  The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

The Fund  actively  manages  its  currency  exposure  and  attempts  to generate positive  returns  and manage risk  through  sophisticated  currency  management techniques,  including hedging  strategies.

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These  decisions  are  integrated  with  analysis of global  market and economic conditions.

The Fund may invest in all types of fixed income  securities of U.S. and foreign issuers.  The Advisor emphasizes those fixed income market sectors,  and selects for the Fund those  securities,  that appear to be most undervalued  relative to their yields and potential risks. A stringent, research-based approach to issuer selection  helps the  Advisor  to  identify  the  credit  quality  and  relative attractiveness of individual issuers. The Advisor selects individual  securities for investment by using duration,  yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

-    Duration

-    Yield

-    Potential for capital appreciation

-    Current credit quality as well as possible credit upgrades or downgrades

-    Narrowing or widening of spreads between  sectors,  securities of different credit qualities or securities of different maturities

-    For  mortgage-related and asset-backed  securities,  anticipated changes in average prepayment rates

The Fund may invest in cash or cash equivalent instruments,  including shares of an affiliated  investment company.  When market conditions warrant, the Fund may make substantial temporary defensive investments in cash equivalents,  which may affect the Fund's ability to pursue its investment objective.  The Fund may have high  portfolio  turnover,  which  may  result in  higher  costs  for  brokerage commissions,  transaction  costs and taxable  gains.  The trading  costs and tax effects  associated  with  portfolio  turnover may  adversely  affect the Fund's performance.

Principal Risks

An investment in the Fund is not guaranteed;  you may lose money by investing in the Fund. The other principal risks presented by an investment in the Fund are:

Interest Rate Risk--The risk that changing  interest rates may adversely  affect the value of an investment.  An increase in prevailing  interest rates typically causes  the  value of  fixed  income  securities  to fall,  while a  decline  in prevailing  interest rates may cause the market value of fixed income securities to rise. When the Fund has a negative portfolio duration,  a decline in interest rates may  negatively  impact the Fund's value.  Changes in interest  rates will affect the value of longer-term  fixed income  securities more than shorter-term securities and higher quality securities more than lower quality securities.

Credit  Risk--The risk that the issuer of bonds with ratings below BBB- (S&P) or below Baa3  (Moody's)  will  default or otherwise be unable to honor a financial obligation. These securities are considered to be predominately speculative with respect  to an  issuer's  capacity  to  pay  interest  and  repay  principal  in accordance with the terms of the obligations.  Lower-rated bonds are more likely to be  subject  to an  issuer's

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default or downgrade than investment grade (higher-rated) bonds.

Prepayment  or  Call   Risk--The  risk  that  issuers  will  prepay  fixed  rate
obligations  when  interest  rates  fall,   forcing  the  Fund  to  reinvest  in
obligations with lower interest rates than the original obligations.

U.S.  Government  Agency  Obligations  Risk-Government  agency  obligations have different levels of credit support,  and therefore,  different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are  supported by the full faith and credit of the United  States,  such as the Federal Housing  Administration  and Ginnie Mae, present little credit risk.
Other securities issued by agencies and instrumentalities  sponsored by the U.S.
government that are supported only by the issuer's right to borrow from the U.S.
Treasury,  subject to certain limitations,  such as securities issued by Federal
Home Loan  Banks,  and  securities  issued  by  agencies  and  instrumentalities sponsored by the U.S.  government  that are supported  only by the credit of the issuing  agencies,  such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk.

Management  Risk-The risk that the  investment  strategies,  techniques and risk analyses employed by the Advisor,  while designed to enhance potential  returns, may not produce  the  desired  results.  The  Advisor  may be  incorrect  in its assessment  of the value of  securities or assessment of market or interest rate trends,  which can result in losses to the Fund. Also, in some cases derivatives or other  investments  may be  unavailable  or the Advisor may choose not to use them under market conditions when their use, in hindsight,  may be determined to have been beneficial to the Fund.

Market  Risk-The  risk that the  market  value of the  Fund's  investments  will fluctuate  as the stock and bond  markets  fluctuate.  Market  risk may affect a single issuer,  industry or section of the economy,  or it may affect the market as a whole.

Foreign Investing and Emerging Markets Risks--The risk that prices of the Fund's investments in foreign  securities  may go down because of  unfavorable  foreign government actions, political instability or the absence of accurate information about  foreign  issuers.  Also,  a decline  in the value of  foreign  currencies relative to the U.S.  dollar will reduce the value of securities  denominated in those currencies.  Also, foreign securities are sometimes less liquid and harder to sell and to value than  securities  of U.S.  issuers.  Each of these risks is more severe for securities of issuers in emerging market countries.

Non-Diversification  Risk--The  risk that the Fund will be more  volatile than a diversified  fund  because the Fund  invests  its assets in a smaller  number of issuers.  The  gains and  losses on a single  security  may,  therefore,  have a greater impact on the Fund's net asset value.

Derivatives  Risk--The  Fund's  investments in derivatives may rise or fall more rapidly than other investments.  For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative  instrument.  The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them.

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Other Information

Commodity  Pool Operator  Exemption- The Trust has claimed an exclusion from the definition of the term "commodity  pool operator"  under the Commodity  Exchange
Act ("CEA"),  and, therefore,  is not subject to registration or regulation as a pool operator under the CEA.

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Performance

There  is no  performance  information  quoted  for the Fund as the Fund had not commenced investment operations as of the date of this prospectus.

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Expenses and Fee Tables

Fees and Expenses  These tables  describe the fees and expenses that you may pay if you buy, sell and hold shares of the Fund.

Shareholder Transaction Expenses  (fees paid directly from your investment)*

                                                   Class A    Class C   Class Y

Maximum Front-End Sales Charge (Load) Imposed on
   Purchases (as a % of offering price)..........     2.50%    None      None
Maximum Contingent Deferred Sales Charge (Load)
   (CDSC) (as a % of purchase or sales price,
   whichever is less)............................     None**   0.50%     None
Exchange Fee.....................................     None     None      None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)***

                                                    Class A   Class C   Class Y

Management Fees..................................     0.55%    0.55%     0.55%
Distribution and/or Service (12b-1) Fees.........     0.15%    0.50%     None
Other Expenses****...............................     0.32%    0.32%     0.32%
                                                      -----    -----     -----
Total Annual Fund Operating Expenses.............     1.02%    1.37%     0.87%

Management Fee Waiver/Expense Reimbursements.....     0.02%    0.02%     0.02%

Net Expenses*****................................     1.00%    1.35%     0.85%

*    Securities dealers or other financial institutions, including UBS Financial
     Services  Inc.,  may charge a fee to process a  redemption  of shares.  UBS
     Financial Services Inc. currently charges a fee of $5.25.

**   Purchases  of $250,000  or more that were not subject to a front-end  sales charge are subject to a 0.50% CDSC if sold within  one-year of the purchase date.

***  The fees and expenses are based on estimates.

**** Includes  an  administrative  fee of 0.075%  paid by the Fund to UBS Global
     Asset Management (US) Inc. ("UBS Global AM").

*****The Trust,  with  respect to the Fund,  and the Advisor have entered into a written  agreement  pursuant  to which the  Advisor  has  agreed to waive a portion of its fees  and/or to  reimburse  expenses  to the extent that the
     Fund's expenses,  for the fiscal year ending June 30, 2005, otherwise would exceed "Net Expenses"  rates shown in the table above for each of the Class
     A,  Class C and Class Y shares,  as  applicable.  Pursuant  to the  written agreement,  the Advisor is entitled to be reimbursed for any fees it waives and expenses it reimburses  for a period of three years  following such fee waivers and expense  reimbursements,  to the extent that such reimbursement of the Advisor by the Fund will not cause the Fund to exceed any applicable expense limit that is in place for the Fund.

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Example

This  example is intended to help you compare the cost of  investing in the Fund with the cost of investing in other mutual funds.

The example  assumes  that you invest  $10,000 in the Fund for the time  periods indicated  and then sell all of your shares at the end of those  periods  unless otherwise stated.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                           1 year  3 years  5 years 10 years

Class A.................................    $349    $565       *        *
Class C (assuming sale of all shares
  at end of period).....................    $187    $432       *        *
Class C (assuming no sale of shares)....    $137    $432       *        *
Class Y (assuming sale of all shares
  at end of period).....................     $87    $276       *        *

*    The Fund has not  projected  expenses  beyond the  three-year  period shown because the Fund had not commenced investment  operations as of the date of this prospectus.

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Managing Your Fund Account

Flexible Pricing

The Fund  offers  three  classes of  shares--Class  A, Class C and Class Y. Each class has different sales charges and ongoing expenses. You can choose the class that is best for you, based on how much you plan to invest and how long you plan to hold your shares of the Fund.  Class Y shares are only  available  to certain types of investors.

The Fund has adopted separate plans pertaining to the Class A and Class C shares of the Fund under rule 12b-1 that  allows the Fund to pay service and (for Class
C shares)  distribution  fees for the sale of the  Fund's  shares  and  services provided to shareholders. Because the 12b-1 fees for Class C shares are paid out of the Fund's assets on an ongoing basis,  over time they will increase the cost of your  investment  and may cost you more than if you paid other types of sales charges, such as the front-end sales charge for Class A shares.

You may  qualify  for a waiver of certain  sales  charges on Class A and Class C shares. See "Sales Charge Waivers for Class A and Class C Shares" below. You may also  qualify for a reduced  sales charge on Class A shares.  See "Sales  Charge
Reductions for Class A Shares" below.

Class A Shares

Class A shares have a front-end  sales  charge that is included in the  offering price of the Class A shares.  This sales  charge is paid at the time of purchase and is not  invested  in the Fund.  Class A shares pay an annual  service fee of
0.15% of average  net assets,  but they pay no  distribution  fees.  The ongoing expenses for Class A shares are lower than for Class C shares.

The Class A sales charges for the Fund are described in the following table:

Class A Sales Charges:

                                                                 Reallowance to Selected
                             Sales Charge as a Percentage of:     Dealers as Percentage
Amount of Investment       Offering Price   Net Amount Invested    of Offering Price

Less than $50,000.......         2.50             2.56                   2.00
$50,000 to $99,999......         2.00             2.04                   1.75
$100,000 to $249,999....         1.00             1.01                   0.90
$250,000 and over (1)...         None             None                   0.50

(1)  A contingent  deferred charge of 0.50% of the shares' offering price or the net asset value at the time of sale by the shareholder,  whichever is less, is charged on sales of shares  made within one year of the  purchase  date.
     Class A shares  representing  reinvestment  of dividends are not subject to this 0.50% charge.  Withdrawals  in the first year after  purchase of up to
     12% of the  value of the Fund  account  under  the  Fund's  Automatic  Cash
     Withdrawal Plan are not subject to this charge.

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If you intend to  purchase  more than $5  million of Class A shares,  you should instead purchase Class Y shares, which have lower on-going expenses.

Class C Shares

Class C shares pay an annual  12b-1  distribution  fee of 0.25% of  average  net assets,  as well as an annual 12b-1  service fee of 0.25% of average net assets.
Class C shares do not  convert to another  class of shares.  This means that you will pay the 12b-1 fees for as long as you own your shares.

Class C shares also have a contingent deferred sales charge of 0.50%, applicable if you sell your  shares  within  one year of the date you  purchased  them.  We calculate  the deferred  sales charge on sales of Class C shares by  multiplying
0.50% by the lesser of the net asset  value of the Class C shares at the time of purchase or the net asset value at the time of sale.

Sales Charge Waivers for Class A and Class C Shares

Class A Front-end Sales Charge  Waivers.  Front-end sales charges will be waived if you buy Class A shares with proceeds from the following sources:

1.   Redemptions from any registered  mutual fund for which UBS Global AM or any of its affiliates serves as principal underwriter if you:

     o    Originally paid a front-end sales charge on the shares; and

     o    Reinvest the money within 60 days of the redemption date.

The Fund's front-end sales charge will also not apply to Class A purchases by or through:

2.   Employees  of UBS AG and its  subsidiaries  and  members of the  employees'
     immediate families;  and members of the Board of  Directors/Trustees of any investment  company for which UBS Global AM or any of its affiliates serves as principal underwriter.

3.   Trust  companies  and bank trust  departments  investing on behalf of their clients if clients  pay the bank or trust  company an  asset-based  fee for trust or asset management services.

4.   Retirement  plans and  deferred  compensation  plans that have assets of at least $1 million or at least 25 eligible employees.

5.   Broker-dealers  and  other  financial  institutions  (including  registered investment  advisers  and  financial  planners)  that have  entered  into a selling agreement with UBS Global AM (or otherwise have an arrangement with a  broker-dealer  or other financial  institution  with respect to sales of
     Fund shares),  on behalf of clients  participating  in a fund  supermarket, wrap  program,  or other  program in which  clients pay a fee for  advisory
     services,   executing   transactions  in  Fund  shares,  or  for  otherwise
     participating in the program.

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6.   Employees of  broker-dealers  and other financial  institutions  (including registered  investment  advisers and financial  planners) that have entered into a  selling  agreement  with UBS  Global  AM (or  otherwise  having  an arrangement  with a  broker-dealer  or  other  financial  institution  with respect to sales of Fund shares),  and their immediate  family members,  as allowed by the internal policies of their employer.

7.   Insurance company separate accounts.

8.   Shareholders  of the Class N shares of any UBS Fund who held such shares at the time they were redesignated as Class A shares.

9.   Reinvestment of capital gains distributions and dividends.

10.  College savings plans  organized under Section 529 of the Internal  Revenue
     Code (the "IRC").

11.  A UBS  Financial  Services  Inc.  Adviser who was  formerly  employed as an investment executive with a competing brokerage firm, and

     o    you were the Financial  Advisor's  client at the  competing  brokerage firm;

     o    within 90 days of buying shares in the Fund, you sell shares of one or more mutual funds that were principally  underwritten by the competing brokerage firm or its  affiliates,  and you either paid a sales charge to buy those  shares,  pay a  contingent  deferred  sales  charge when selling them or held those shares until the contingent  deferred sales charge was waived; and

     o    you  purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund.

Class A and  Class C  Shares  Contingent  Deferred  Sales  Charge  Waivers.  The
contingent deferred sales charge will be waived for:

o    Exchanges  between  funds for which UBS Global AM or one of its  affiliates serves as principal underwriter, if purchasing the same class of shares;

o    Redemptions  following  the  death  or  disability  of the  shareholder  or beneficial owner;

o    Tax-free returns of excess contributions from employee benefit plans;

o    Distributions  from employee  benefit  plans,  including  those due to plan termination or plan transfer;

o    Redemptions  made in connection  with the Automatic Cash  Withdrawal  Plan, provided that such redemptions:

     --   are  limited  annually  to no more  than 12% of the  original  account value;

     --   are made in equal monthly amounts, not to exceed 1% per month; and

     --   the minimum  account value at the time the Automatic  Cash  Withdrawal
          Plan was initiated was no less than $5,000; and

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o    Redemptions of shares purchased through retirement plans.

Sales Charge Reductions for Class A Shares

Right of Accumulation

A purchaser of Class A shares may qualify for a reduction of the front-end sales charge on  purchases  of Class A shares by  combining  a current  purchase  with certain  other  Class A, Class B,  Class C and/or  Class P or Y shares of Family
Funds  (please  note that any Family  Fund that is a money  market fund will not count for  purposes of the right of  accumulation  discount  or for  purposes of satisfying the terms of a Letter of Intent)  already owned.  To determine if you qualify  for a  reduction  of the  front-end  sales  charge,  the amount of your current  purchase is added to the current net asset value of your other Class A,
Class B, Class C and/or Class P or Y shares,  as well as those Class A, Class B,
Class C and/or Class P or Y shares of your spouse and children  under the age of
21 and who reside in the same household. If you are the sole owner of a company, you may  also add any  company  accounts,  including  retirement  plan  accounts invested  in Class A, Class B, Class C and/or  Class P or Y shares of the Family
Funds.  Companies with one or more  retirement  plans may add together the total plan assets  invested in Class A, Class B, Class C and/or Class P or Y shares of the Family Funds to  determine  the  front-end  sales  charge that  applies.  To qualify for the  discount on a purchase  through a financial  institution,  when each  purchase is made the  investor or  institution  must provide UBS Global AM with  sufficient  information  to verify  that the  purchase  qualifies  for the privilege or discount. The right of accumulation may be amended or terminated by
UBS Global AM at any time as to purchases occurring thereafter.

Shares purchased through a broker/dealer may be subject to different  procedures concerning Rights of Accumulation.  Please contact your investment  professional for more information.

Letter of Intent

Investors  may  also  obtain  reduced  sales  charges  for  Class A  shares  for investments of a particular amount by means of a written Letter of Intent, which expresses the  investor's  intention to invest that amount within a period of 13 months in shares of one or more Family  Funds.  Each  purchase of Class A shares under a Letter of Intent will be made at the public offering price applicable at the time of such  purchase to a single  transaction  of the total dollar  amount indicated in the Letter of Intent.  A Letter of Intent may include  purchases of
Class A, Class B, Class C and/or  Class Y shares made not more than three months prior to the date that investor signs a Letter of Intent and during the 13-month period in which the Letter of Intent is in effect;  however, the 13-month period during  which the Letter of Intent is in effect  will begin on the date on which the Letter of Intent is signed.

Investors  do not receive  credit for shares  purchased by the  reinvestment  of distributions.  Investors  qualifying  for  a  right  of  accumulation  discount
(described above) may purchase shares under a single Letter of Intent.

The Letter of Intent is not a binding  obligation  upon the investor to purchase the full amount  indicated.  The minimum  initial  investment  under a Letter of
Intent is 5% of such amount, and must be

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invested immediately.  Class A shares purchased with the first 5% of such amount may be held in escrow to secure payment of the higher sales charge applicable to the shares  actually  purchased if the full amount  indicated is not  purchased.
When the full amount indicated has been purchased,  the escrow will be released.
If an investor desires to redeem escrowed shares before the full amount has been purchased,  the shares  will be  released  only if the  investor  pays the sales charge that,  without  regard to the Letter of Intent,  would apply to the total investment made to date.

Letter of Intent  forms may be  obtained  from UBS Global AM or from  investment professionals. Investors should read the Letter of Intent carefully.

Note on Sales Charge Waivers for Class A and Class C Shares

Additional  information  concerning  sales  charge  reductions  and  waivers  is available in the Fund's statement of additional  information (the "SAI"). If you think you qualify for any of the sales charge  waivers or  reductions  described above, you may need to notify and/or provide documentation to UBS Global AM. You will also need to notify UBS Global AM of the  existence  of other  accounts  in which there are holdings  eligible to be  aggregated  to meet certain sales load breakpoints. Information you may need to provide to UBS Global AM may include:

o    Information or records  regarding shares of the Fund or other funds held in all accounts at any financial intermediary;

o    Information or records  regarding shares of the Fund or other funds held in any  account  at any  financial  intermediary  by  related  parties  of the shareholder, such as members of the same family; and/or

o    Any  information  that may be necessary for UBS Global AM to determine your eligibility for a reduction or waiver of a sales charge.

For more  information,  you should contact your investment  professional or call
1-800-647-1568.  If you want  information on the Automatic Cash Withdrawal Plan, see the SAI or contact your investment professional. Also, information regarding the Fund's distribution  arrangements and the applicable sales charge reductions
and  waivers  is  available  on  the  Fund's   website,   free  of  charge,   at
http://www.ubs.com/globalam.

Class Y Shares

Shareholders  pay no  front-end  sales  charges on Class Y shares.  However,  as principal  underwriter of the Fund, UBS Global AM may make on-going payments out of its own  resources,  in an amount  up to 25% of the net  management  fee,  to affiliated  and  unaffiliated  dealers that sell Class Y shares of the Fund. The net  management  fee is the  contractual  management fee less any management fee waivers.

The following are eligible to purchase Class Y shares:

o    Shareholders  of the Class I shares of any UBS Fund who held such shares as of the date the shares were redesignated Class Y shares;

o    Retirement  plans with 5,000 or more eligible  employees or $100 million or more in plan assets;

o    Retirement  plan   platforms/programs  that  include  Fund  shares  if  the
     platform/program covers plan assets of at least $100 million;

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o    Trust companies and bank trust  departments  purchasing shares on behalf of their clients in a fiduciary capacity;

o    Banks,  registered  investment  advisors and other  financial  institutions purchasing fund shares for their clients as part of a  discretionary  asset allocation model portfolio;

o    College   savings  plans  organized  under  Section  529  of  the  IRC,  if
     shareholder   servicing   fees  are  paid   exclusively   outside   of  the
     participating funds;

o    Other investors as approved by the Trust's Board of Trustees;

o    Shareholders who invest a minimum initial amount of $5 million in the Fund.
     An  institutional  investor may  aggregate  its holdings  with  holdings of certain related institutional investors to meet the foregoing minimums; and

o    Foundations,  Endowments and Religious and other  charitable  organizations described in Section 501(c)(3) of the IRC.

Class Y shares do not pay  ongoing  12b-1  distribution  or  service  fees.  The ongoing expenses for Class Y shares are the lowest of all the classes.

Buying Shares

You can buy Fund shares through your investment  professional at a broker-dealer or other financial institution with which UBS Global AM has a dealer agreement.

If you wish to invest in other Family Funds, you can do so by:

o    Contacting  your  investment  professional  (if you  have an  account  at a financial  institution  that has entered into a dealer  agreement  with UBS
     Global AM);

o    Buying shares through the transfer agent as described below; or

o    Opening an account by exchanging shares from another Family Fund.

Selected  securities  dealers or other  financial  institutions,  including  UBS
Financial Services Inc., may charge a processing fee to confirm a purchase.  UBS
Financial Services Inc. currently charges a fee of $5.25.

The Fund and UBS  Global AM  reserve  the right to  reject a  purchase  order or suspend the offering of shares.

Through Financial Institutions/Professionals

As mentioned  above, the Fund has entered into one or more sales agreements with brokers,  dealers or other financial  intermediaries  ("Service Providers"),  as well as with financial  institutions (banks and bank trust departments) (each an
"Authorized Dealer"). The Authorized Dealer, or intermediaries designated by the
Authorized Dealer (a "Sub-designee"),  may in some cases be authorized to accept purchase  and  redemption  orders that are in "good form" on behalf of the Fund.
The Fund will be deemed to have received a purchase or redemption order

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when the Authorized Dealer or Sub-designee receives the order in good form. Such orders  will be priced at the Fund's net asset  value next  computed  after such order is received in good form by the Authorized  Dealer or  Subdesignee.  These
Authorized  Dealers may charge the investor a  transaction  fee or other fee for their  services  at the time of  purchase.  These  fees  would not be  otherwise charged if you purchased shares directly from the Fund. It is the responsibility of such Authorized  Dealers or Sub-designees to promptly forward purchase orders with payments to the Fund.

Additional Compensation to Affiliated Dealer

UBS Global AM pays its  affiliate,  UBS Financial  Services  Inc., the following additional compensation in connection with the sale of Fund shares:

o    0.05% of the  value  (at the time of sale) of all  shares  of the Fund sold through UBS Financial Services Inc.

o    a monthly  retention fee at the annual rate of 0.10% of the value of shares of the Fund  that are held in a UBS  Financial  Services  Inc.  account  at month-end.

The foregoing payments are made by UBS Global AM out of its own resources.

Minimum Investments:

Class A and Class C shares:

To open an account......................          $1,000
To add to an account....................            $100

The Fund may waive or reduce these amounts for:

o    Employees of UBS Global AM or its affiliates; or

o    Participants in certain pension plans,  retirement  accounts,  unaffiliated investment programs or the Fund's automatic investment plan.

Market Timers. The interests of the Fund's long-term shareholders and the Fund's ability to manage its  investments  may be  adversely  affected  when the Fund's shares  are  repeatedly  bought  and  sold  in  response  to  short-term  market fluctuations--sometimes  known as "market  timing."  Market timing may cause the
Fund to have difficulty implementing long-term investment strategies, because it would  have  more  difficulty  predicting  how much  cash it would  need to have available  to meet  redemption  requests and to invest.  Market  timing also may force the Fund to sell portfolio  securities at  disadvantageous  times to raise the cash needed to buy a market  timer's  Fund  shares.  Market  timing also may materially increase the Fund's transaction costs, administrative costs or taxes.
These factors may hurt the Fund's performance and its shareholders.

In addition, the nature of the Fund's portfolio holdings may allow a shareholder to engage in a short-term  trading strategy to take advantage of possible delays between the change in the Fund's  portfolio  holdings and the reflection of that change in the Fund's net asset value (often called  "arbitrage  market timing").
Such a delay  may  occur if the  Fund  has  significant  investments  in  non-US securities, where due to time zone differences, the value of those securities is established  some time before the Fund  calculates its net asset value.  In such circumstances, the available market

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prices  for  such  non-US  securities  may not  accurately  reflect  the  latest indications of value at the time the Fund  calculate its net asset value.  There is a  possibility  that  arbitrage  market  timing  may dilute the value of Fund shares if  redeeming  shareholders  receive  proceeds  (and buying  shareholders receive shares) based upon a net asset value which does not reflect  appropriate fair  value  prices.  One of the  objectives  of the Fund's  fair value  pricing procedures  is to minimize the  possibilities  of this type of arbitrage  market timing.

The Board of Trustees of the Trust has adopted the following policies as a means to discourage,  detect and prevent market timing.  The Fund will reject purchase orders and  exchanges  into the Fund by any  person,  group or account  that UBS
Global AM determines to be a market timer. UBS Global AM maintains market timing prevention  procedures  under  which it reviews  daily  reports  from the Fund's transfer agent of all accounts that engaged in  transactions in Fund shares that exceed a specified  monetary  threshold and effected such transactions  within a certain  period of time to  evaluate  whether  any such  account  had engaged in market timing activity.  In evaluating the account  transactions,  UBS Global AM will consider the potential harm of the trading or exchange activity to the Fund or its shareholders. If UBS Global AM determines, in its sole discretion, that a shareholder has engaged in market timing, the shareholder will be temporarily or permanently  barred from making future  purchases or exchanges into the Fund. In addition,  if a Financial  Advisor is identified as the Financial Advisor of two or more accounts that have engaged in market timing,  the Financial Advisor will be  prohibited  from making  additional  purchases  of the Fund on behalf of its clients.

Shares of the Fund may be held through omnibus account  arrangements,  whereby a broker-dealer,  investment  advisor,  retirement plan sponsor or other financial intermediary (each a "Financial Intermediary") maintains an omnibus account with the Fund for  trading  on  behalf  of its  customers  or  participants.  Omnibus
accounts  are  accounts   that   aggregate   the   transactions   of  underlying
shareholders, thus making it difficult to identify individual underlying account holder  activity.  UBS Global AM reviews  purchase  and  redemption  activity in omnibus  accounts on a daily  basis to seek to  identify  an unusual  pattern of trading  activity  within a short  period of time.  If UBS  Global AM detects an unusual  pattern of trading  activity,  UBS Global AM will notify the  Financial
Intermediary  of the  omnibus  account  and  will  request  that  the  Financial
Intermediary  use  its  best  efforts  to  identify  and  bar  any  customer  or participant that is engaging in market timing, if possible.

While the Fund  will  encourage  Financial  Intermediaries  to apply the  Fund's market timing policies to their customers or participants who invest in the Fund through an omnibus  account,  the Fund is limited in its  ability to monitor the trading  activity or enforce the Fund's market  timing  policies with respect to customers  of  Financial  Intermediaries.  For  example,  although UBS Global AM reviews the trading activity of omnibus accounts,  UBS Global AM may not be able to detect market timing that may be facilitated by Financial  Intermediaries  or made  difficult  to  identify in the omnibus  accounts  used by those  Financial
Intermediaries for aggregated purchases, exchanges and

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redemptions on behalf of their customers or participants.

While the Fund will seek to take actions  (directly  and with the  assistance of
Financial Intermediaries) that will detect market timing, the Fund's efforts may not be completely successful in minimizing or eliminating such trading activity.

Certain  types of  transactions  will  also be  exempt  from the  market  timing prevention procedures, such as purchases and redemptions through UBS Global AM's
Automatic Cash Withdrawal Plan and redemptions by wrap fee accounts that have an automatic rebalancing feature.

Selling Shares

You can sell  your Fund  shares  at any time.  If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following  order:  Class A, then
Class C and last, Class Y.

If you want to sell  shares  that you  purchased  recently,  the Fund may  delay payment until it verifies  that it has received  good payment.  If you hold your shares through a financial  institution,  you can sell shares by contacting your investment  professional,  or an  Authorized  Dealer or  Sub-designee,  for more information.  Important note: Each  institution or professional may have its own procedures  and  requirements  for selling  shares and may charge  fees.  If you purchased  shares  through  the  Fund's  transfer  agent,  you may sell  them as explained below.

If you sell Class A shares and then  repurchase  Class A shares of the same Fund within 365 days of the sale,  you can reinstate  your account  without  paying a sales charge.

Securities  dealers or other  financial  institutions,  including  UBS Financial
Services Inc., may charge a fee to process a redemption of shares. UBS Financial
Services Inc. currently charges a fee of $5.25.

The Fund  reserves  the right to pay  redemptions  "in kind"  (i.e.,  payment in securities rather than cash) if the investment you are redeeming is large enough to affect  the  Fund's  operations  (for  example,  if it  represents  more than
$250,000 or 1% of the Fund's assets).  In these cases, you might incur brokerage costs converting the securities to cash.

It costs the Fund money to maintain shareholder  accounts.  Therefore,  the Fund reserves the right to repurchase  all shares in any account that has a net asset value of less than $500.  If the Fund  elects to do this with your  account,  it will notify you that you can increase the amount invested to $500 or more within
60 days.  The Fund will not  repurchase  shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain,  verify and record information that identifies each person who opens an account.  If you do not provide the information  requested,  the Fund may not be able to maintain your  account.  If the Fund is unable to verify your identity or that of another person(s) authorized to act on your behalf, the

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Fund and UBS Global AM reserve the right to close your account  and/or take such other  action  they deem  reasonable  or  required  by law.  Fund shares will be redeemed and valued in accordance with the net asset value next calculated after the determination has been made to close the account.

Exchanging Shares

You may  exchange  Class A or Class C shares of the Fund for  shares of the same class of most other Family Funds. You may not exchange Class Y shares.

You will not pay either a front-end sales charge or a deferred sales charge when you exchange  shares.  Also,  you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange.  A fund will use the date of your original share purchase to determine  whether you must pay a deferred sales charge when you sell the shares of the fund acquired in the exchange.

Other Family Funds may have different minimum investment amounts. You may not be able to exchange your shares if the value of shares you exchange is not as large as the minimum investment amount in that other fund.

You may  exchange  shares of one fund for shares of another  fund only after the first purchase has settled and the first fund has received your payment.

If you hold your Fund shares through a financial  institution,  you may exchange your shares by placing an order with that  institution.  If you hold Fund shares through the Fund's  transfer  agent,  you may exchange  your shares as explained below.

The Fund may modify or terminate the exchange privilege at any time.

Transfer Agent

If you wish to invest in this Fund or any other of the Family Funds  through the
Fund's  transfer  agent,  PFPC Inc.,  you can obtain an  application  by calling
1-800-647-1568.  You must complete and sign the  application  and mail it, along with a check to the transfer agent.

You may also sell or  exchange  your  shares by writing  to the Fund's  transfer agent. Your letter must include:

o    Your name and address;

o    Your account number;

o    The  name of the fund  whose  shares  you are  selling,  and if  exchanging shares, the name of the fund whose shares you want to buy;

o    The dollar amount or number of shares you want to sell and/or exchange; and

o    A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant  in one of the medallion  programs  recognized by the
     Securities  Transfer Agents  Association.  These are:  Securities  Transfer
     Agents Medallion Program (STAMP),  Stock Exchanges Medallion Program (SEMP)
     and the New York Stock Exchange Medallion Signature Program (MSP). The Fund
     will not accept signature guarantees that are not part of these programs.

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Applications  to purchase  shares (along with a check),  and letters  requesting redemptions  of shares or exchanges of shares  through the transfer agent should be mailed to:

     PFPC Inc.
     Attention:  UBS Mutual Funds
     760 Moore Road
     King of Prussia, PA 19406

You do not have to complete an application when you make additional  investments in the Fund.

Pricing and Valuation

The price at which you may buy, sell or exchange Fund shares is based on the net asset value per share.  The Fund calculates net asset value on days that the New
York Stock  Exchange  ("NYSE")  is open.  The Fund  calculates  net asset  value separately  for  each  class  as of the  close of  regular  trading  on the NYSE
(generally,  4:00 p.m.,  Eastern  time).  The NYSE normally is not open, and the
Fund does not price its shares, on most national holidays and on Good Friday.

Your price for buying, selling or exchanging shares of the Fund will be based on the net asset value  (adjusted for any  applicable  sales  charges) that is next calculated  after the Fund (or an Authorized  Dealer or  Sub-designee)  receives your  order  in  good  form.  If  you  place  your  order  through  a  financial institution,  your  investment  professional is responsible for making sure that your order is promptly sent to the Fund.

The Fund  calculates  its net asset value based on the current  market value for its  portfolio  securities.  The Fund  normally  obtains  market  values for its securities  from  independent  pricing  services  that use  reported  last sales prices,  current  market  quotations  or,  if  market  prices  are  not  readily available,  valuations  from  computerized  'matrix'  systems that derive values based on  comparable  securities.  If a market  value is not  available  from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Trust's Board. The Fund normally  uses the  amortized  cost method to value bonds that will mature in 60 days or less.

The Trust's Board of Trustees has  delegated to the UBS Global Asset  Management
Funds'   Valuation   Committee   the   responsibility   for  making  fair  value
determinations  with respect to the Fund's  portfolio  securities.  The types of securities for which such fair value pricing may be necessary  include,  but are not limited to: foreign securities under some circumstances, as discussed below;
securities of an issuer that has entered into a restructuring;  securities whose trading  has been  halted  or  suspended;  fixed-income  securities  that are in default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.  The need to fair value the Fund's portfolio  securities may also result from low trading volume in foreign markets or thinly traded domestic  securities,  and when a security subject to a trading limit or  collar on the  exchange  or  market  on which it is  primarily  traded reaches  the "limit up" or "limit  down" price and no trading has taken place at that price.

The Fund  expects to price  most of its  portfolio  securities  based on current market  value,  as  discussed  above.  Securities  and assets  for which  market quotations are not readily available may

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be  valued  based  upon  appraisals  received  from a  pricing  service  using a computerized  matrix  system or formula  method  that  takes into  consideration market indices, matrices, yield curves and other specific adjustments.  This may result in the securities  being valued at a price  different from the price that would  have been  determined  had the  matrix or  formula  method not been used.
Securities  also may be valued based upon  appraisals  derived from  information concerning the security or similar  securities  received from recognized dealers in those  securities.  If the Fund  concludes  that a  market  quotation  is not readily  available  for a Fund's  portfolio  security for any number of reasons, including the occurrence of a  "significant  event" (e.g.,  natural  disaster or governmental  action),  after the close of trading in its principal  domestic or foreign market but before the close of regular trading on the NYSE, the Fund may use fair value  methods to reflect  those  events.  This  policy is  intended to assure that the Fund's net asset value fairly reflects security values as of the time of pricing.

Valuing  securities  at fair value  involves  greater  reliance on judgment than valuing  securities that have readily  available market  quotations.  Fair value determinations  can also involve  reliance on quantitative  models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the  fair  value  assigned  to a  security  if it were to sell the  security  at approximately  the time at which the Fund  determines  its net  asset  value per share.  As a result,  the Fund's sale or  redemption  of its shares at net asset value,  at a time when a holding or holdings are valued at fair value,  may have the  effect  of  diluting  or  increasing  the  economic  interest  of  existing shareholders.

The Fund may invest in securities  that trade  primarily in foreign markets that trade on weekends or other days on which the Fund does not  calculate  net asset value. As a result,  the Fund's net asset value may change on days when you will not be able to buy and sell your Fund shares.

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Management

Investment Advisor

UBS  Global  Asset  Management  (Americas)  Inc.  (the  "Advisor"),  a  Delaware
corporation  located  at One  North  Wacker  Drive,  Chicago,  IL  60606,  is an
investment advisor registered with the U.S. Securities and Exchange  Commission.
As of December 31, 2004, the Advisor had  approximately  $61.3 billion in assets under management.  The Advisor is an indirect, wholly owned subsidiary of UBS AG
("UBS")  and a member of the UBS Global  Asset  Management  Division,  which had approximately $527.4 billion in assets under management as of December 31, 2004.
UBS is an  internationally  diversified  organization  headquartered  in Zurich,
Switzerland, with operations in many areas of the financial services industry.

Portfolio Management

John A.  Penicook  is the lead  portfolio  manager for the Fund.  The  Advisor's investment  professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.  Mr. Penicook has access to certain members of the Fixed-Income  investment management team, each of whom is allocated  a  specified  portion  of the  portfolio  over  which  he or she  has independent  responsibility  for  research,  security  selection,  and portfolio construction. The team members also have access to additional portfolio managers and  analysts  within the  various  asset  classes and markets in which the Fund invests. Mr. Penicook,  as lead portfolio manager and coordinator for management of the Fund, has  responsibility  for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and  reviewing the overall  composition  of the portfolio to ensure its compliance with its stated  investment  objectives and  strategies.  Information about Mr. Penicook is provided below.

John A.  Penicook  is the  Global  Head of  Fixed  Income  at UBS  Global  Asset
Management.  Mr.  Penicook  has been a Managing  Director  of UBS  Global  Asset
Management since 1995.

The SAI for the Fund provides  information about the Fund's portfolio  manager's compensation,  other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

Advisory Fees

The  investment  advisory fee  (expressed as a percentage of average net assets)
payable to the Advisor,  before fee waivers and/or expense reimbursements by the
Fund is presented in the table below.

The Advisor has contractually  agreed to waive its fees and/or reimburse certain expenses so that the total operating expenses (excluding 12b-1 fees) of the Fund do not exceed the amounts listed in the table below under "Total Expense

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Limit." The contractual fee waiver and/or expense  reimbursement  agreement will remain in place for the Fund's fiscal year ending June 30, 2005. Thereafter, the expense  limit  for the Fund  will be  reviewed  each  year,  at which  time the continuation of the expense limit will be discussed by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to reimbursement of fees it waived and/or expenses it reimbursed for a period of three years  following such fee waivers and expense  reimbursements, provided  that the  reimbursement  by the Fund of the Advisor will not cause the total operating  expense ratio to exceed the contractual limit as then may be in effect for that Fund.

Total
Expense
Limit                     Advisory Fee
                  Assets under Management      Fee
0.85%             $0 - $500 million            0.55%
                  On the next $ 500 million    0.50%
                  - $1 billion
                  On the next $1 billion -    0.475%
                  $1.5 billion
                  On the next $ 1.5 billion    0.45%
                  - $ 2 billion
                  Above $ 2 billion           0.425%

Administrator

UBS Global Asset Management (US) Inc. ("UBS Global AM"), located at 51 West 52nd
Street, New York, NY 10019-6114, is the administrator of the Fund. UBS Global AM is an indirect  wholly owned asset  management  subsidiary of UBS. The Fund pays
UBS Global AM at the annual  contract  rate of 0.075% of its  average  daily net assets for administrative services.

Disclosure of Portfolio Holdings

The Fund will generally post on its website at http://www.ubs.com/globalam,  the ten largest stock  portfolio  holdings of the Fund, and the percentage that each of these holdings  represents of the Fund's total assets,  as of the most recent calendar-quarter  end, 14 calendar  days after the end of the calendar  quarter.
The Fund will file its complete schedule of portfolio  holdings with the SEC for the first and third  quarters of each fiscal year on Form N-Q.  The Fund's Forms
N-Q are available on the SEC's website at www.sec.gov.  The Fund's forms N-Q may be reviewed and copied at the SEC's Public  Reference Room in  Washington,  D.C.
Information on the operation of the SEC's Public  Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copes of Forms N-Q from the Fund upon request by calling 1-800-647-1568. The Fund's complete schedule of portfolio  holdings  for the second and fourth  quarters of each fiscal year are filed  with the SEC on Form  N-CSR and  appear  in the  semi-annual  and  annual reports, respectively,  sent to shareholders. The semi-annual and annual reports
for   the    Fund    will    be    posted    on   the    Fund's    website    at
http://www.ubs.com/globalam.  Please consult the Fund's SAI for a description of the policies  and  procedures  that govern  disclosure  of the fund's  portfolio holdings.

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UBS Global Asset Management
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UBS Absolute Return Bond Fund
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Dividends and Taxes

Dividends and Distributions

Income dividends are normally  declared,  and paid quarterly.  Capital gains, if any, are distributed  annually.  The amount of any distributions  will vary, and there is no guarantee the Fund will pay either income  dividends or capital gain distributions.

Classes with higher  expenses are expected to have lower income  dividends.  For example  Class C shares are expected to have the lowest  dividends of the Fund's shares, while Class Y shares are expected to have the highest.

You will receive income  dividends and capital gain  distributions in additional shares  of the  same  class  of the  Fund  unless  you  notify  your  investment professional  or the Fund in  writing  that you elect to  receive  them in cash.
Clients who own Fund shares  through  certain wrap fee programs may not have the option of electing to receive  dividends  in cash.  Distribution  options may be
changed  at  any  time  by  requesting  a  change  in  writing.   Dividends  and
distributions  are  reinvested on the  reinvestment  date at the net asset value determined at the close of business on that date.

If you  invest  in the Fund  shortly  before  it makes a  distribution,  you may receive some of your investment back in the form of a taxable distribution.

Taxes

In general, if you are a taxable investor, Fund distributions are taxable to you as either  ordinary  income or capital gains.  This is true whether you reinvest your  distributions  in  additional  Fund shares or receive them in cash.  Every
January, you will receive a statement that shows the tax status of distributions you received for the previous year.  Distributions declared in December but paid in January are taxable as if they were paid in December.

For federal income tax purposes,  Fund distributions of short-term capital gains are taxable to you as ordinary income.  Fund  distributions of long-term capital gains are taxable to you as long-term  capital gains no matter how long you have owned your shares. A portion of income  dividends  designated by the Fund may be qualified  dividend income  eligible for taxation by individual  shareholders at long-term capital gains rates,  provided certain holding period requirements are met.

By law,  the Fund must  withhold a portion  of your  taxable  distributions  and redemption proceeds unless you:

o    provide your correct social security or taxpayer identification number,

o    certify that this number is correct,

o    certify that you are not subject to backup withholding, and

o    certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must  withhold if the IRS  instructs it to do so. When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund  shares for shares of a different  Family Fund is the same as a sale.

When you sell your shares in the Fund,  you may realize a capital  gain or loss.
For tax  purposes,  an  exchange  of your Fund  shares for shares of a different
Family Fund is the same as a sale.

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UBS Global Asset Management
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UBS Absolute Return Bond Fund
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Fund  distributions  and gains from the sale of your Fund shares  generally  are subject  to state  and  local  taxes.  Any  foreign  taxes  the Fund pays on its investments  may be passed  through  to you as a foreign  tax  credit.  Non-U.S.
investors may be subject to U.S.  withholding  or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal,  state,  local or foreign tax consequences of your investment in the Fund.

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UBS Global Asset Management
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UBS Absolute Return Bond Fund
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Financial Highlights

No financial  information is presented for the Fund because it had not commenced operations as of the date of this prospectus.

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UBS Global Asset Management
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UBS Absolute Return Bond Fund
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If you want more  information  about          [UBS GLOBAL ASSET MANAGEMENT LOGO]
the  Fund,  the  following  documents
are available free upon request:

Annual/Semi-Annual Reports
                                                             The UBS Funds
Additional information about the Fund's investments will
be available in the Fund's annual and semiannual reports     UBS Absolute Return
to shareholders.  As of the date of this prospectus,         Bond Fund
annual and semi-annual reports are not yet available
because the Fund has not commenced operations.               Prospectus

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund
and is incorporated by reference into this prospectus
(i.e. it is legally considered a part of this prospectus).

You may discuss your questions about the Fund by
contacting your investment professional.  You may obtain
free copies of the Fund's annual and semiannual reports
and the SAI by contacting the Fund directly at
1-800-647-1568 or by accessing the documents
on the Fund's website at: http://www.ubs.com/globalam.

You may review and copy information about the Fund,
including shareholder reports and the SAI, at the Public
Reference Room of the Securities and Exchange Commission
in Washington, D.C.  You may obtain information about the
operations of the SEC's Public Reference Room by calling
the SEC at 1-202-942-8090.  You may get copies of reports
and other information about the Fund:

o    For a fee, by electronic request at  publicinfo@sec.gov
     or by  writing  the  SEC's  Public  Reference  Section,
     Washington, D.C. 20549-0102; or

o    Free from the  EDGAR  Database  on the  SEC's  Internet
     website at: http://www.sec.gov.

The UBS Funds
Investment Company Act File No. 811-6637                     March 6, 2005

                                  The UBS Funds
                          UBS Absolute Return Bond Fund

                             One North Wacker Drive
                             Chicago, Illinois 60606

                       STATEMENT OF ADDITIONAL INFORMATION

                               Dated March 6, 2005

The UBS Absolute  Return Bond Fund (the "Fund") is a series of The UBS Funds, an open-end management investment company (the "Trust").

UBS Global Asset Management (Americas) Inc., an indirect wholly owned subsidiary of UBS AG ("UBS"),  serves as the  investment  advisor for the Fund.  UBS Global
Asset  Management  (US) Inc. ("UBS Global AM (US)") serves as the  administrator and  underwriter  for the Fund. UBS Global AM is an indirect  wholly owned asset management subsidiary of UBS.

This SAI is not a  prospectus  and should be read only in  conjunction  with the
Fund's current Prospectus,  dated March 6, 2005. A copy of the Prospectus may be obtained by calling your  investment  professional  or by calling the Trust toll free at 1-800-647-1568.  The Prospectus contains more complete information about the Fund. You should read it carefully before investing.

   Investment Company Securities and Investments in Affiliated

   Collateralized Mortgage Obligations ("CMOs") and Real Estate

                                      -i-

REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION

FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM........................................................68

                                      -ii-

                       GENERAL INFORMATION ABOUT THE TRUST

The Trust currently offers shares of the following sixteen series,  representing separate portfolios of investments: UBS U.S. Bond Fund, UBS High Yield Fund, UBS
U.S. Large Cap Equity Fund, UBS U.S. Large Cap Value Equity Fund, UBS U.S. Large
Cap Growth Fund, UBS U.S. Small Cap Equity Fund, UBS U.S. Small Cap Growth Fund,
UBS U.S. Real Estate Equity Fund, UBS Global  Allocation Fund, UBS Global Equity
Fund, UBS Global Bond Fund, UBS International  Equity Fund, UBS Emerging Markets
Debt Fund,  UBS Emerging  Markets  Equity Fund,  UBS Dynamic  Alpha Fund and UBS
Absolute Return Bond Fund. This SAI relates to the UBS Absolute Return Bond Fund
(the "Fund").  The Fund  currently  offers three classes of shares:  the Class A shares,  the  Class C shares  and the  Class Y  shares.  Class A  shares  have a front-end sales charge, a contingent deferred sales charge ("CDSC") in the first year of ownership for  purchases of $250,000 or more,  and are subject to annual
12b-1 plan service fees of 0.15% of average daily net assets of the Fund.  Class
C shares have a CDSC and are subject to annual 12b-1  distribution fees of 0.25%
of average daily net assets,  as well as annual 12b-1 plan service fees of 0.25%
of average daily net assets.  Class Y shares,  which are designed  primarily for institutional  investors,  have no sales  charges  and are not subject to annual
12b-1  plan  expenses.  The Trust is a Delaware  statutory  trust  organized  on
December 1, 1993.

Diversification Status

The Fund is  classified  as  "non-diversified"  for  purposes of the  Investment
Company Act of 1940,  as amended (the  "Act"),  which means that the Fund is not limited by the Act with regard to the portion of its assets that may be invested in the  securities  of a  single  issuer.  To the  extent  that  the  Fund  as a non-diversified  fund makes  investments  in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.  Because the Fund as a non-diversified Fund may invest in a limited number of issuers,  the  performance  of particular  securities may adversely  affect the  performance  of the Fund or  subject  the Fund to greater price volatility than that experienced by diversified investment companies.

General Definitions

As used throughout this SAI, the following terms shall have the meanings listed:

"Act" shall mean the Investment Company Act of 1940, as amended.

"Administrator"  or "UBS Global AM (US)" shall mean UBS Global Asset  Management
(US) Inc., which serves as the Fund's administrator.

"Advisor" shall mean UBS Global Asset  Management  (Americas) Inc., which serves as the Fund's investment advisor.

"Board" shall mean the Board of Trustees of the Trust.

"Code" shall mean the Internal Revenue Code of 1986, as amended.

"Family  Funds"  shall mean the Fund and other funds for which UBS Global  Asset
Management (US) Inc. or any of its affiliates serves as principal underwriter.

"Fund" or "Series" shall mean the UBS Absolute Return Bond Fund.

"Moody's" shall mean Moody's Investors Service, Inc.

"SEC" shall mean the U.S. Securities and Exchange Commission.

"S&P" shall mean Standard & Poor's Ratings Group.

"Trust"  shall mean The UBS Funds,  an open-end  management  investment  company registered under the Act.

"UBS Global AM" shall mean  collectively UBS Global Asset Management  (Americas)
Inc. and UBS Global Asset Management (US) Inc.

"Underwriter"  or "UBS  Global AM (US)" shall mean UBS Global  Asset  Management
(US) Inc., which serves as the Fund's underwriter.

"1933 Act" shall mean the Securities Act of 1933, as amended.

                              INVESTMENT STRATEGIES

The following  discussion of investment  techniques and instruments  supplements and should be read in conjunction with the investment objective and policies set forth in the Fund's Prospectus. The investment practices described below, except for the  discussion of  percentage  limitations  with respect to portfolio  loan transactions and borrowing,  are not fundamental and may be changed by the Board without the approval of the shareholders.

Cash and Cash Equivalents

The  Series  may invest its  assets in  short-term  debt  securities  (including repurchase  agreements and reverse repurchase  agreements) of corporations,  the
U.S.  government  and its agencies and  instrumentalities  and banks and finance companies, which may be denominated in any currency.

The  Series may also  invest a portion  of its assets in shares  issued by money market mutual funds. When unusual market conditions warrant, the Series may make substantial  temporary defensive investments in cash equivalents up to a maximum of 100% of its net  assets.  Cash  equivalent  holdings  may be in any  currency
(although such holdings may not constitute  "cash or cash  equivalents"  for tax diversification purposes under the Code).

Under the terms of an  exemptive  order issued by the SEC, the Series may invest cash  (i) held for  temporary  defensive  purposes;  (ii) not  invested  pending investment  in  securities;  (iii) that is set aside to cover an  obligation  or commitment of the Series to purchase securities or other assets at a later date;
(iv) to be invested on a strategic management basis (i-iv are herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its  portfolio  securities  in connection  with the Series'  securities  lending program,  in a series of shares of UBS Supplementary  Trust (the  "Supplementary
Trust Series").  UBS Supplementary  Trust is a private  investment pool that has retained the Advisor to manage its  investments.  Certain  Trustees of the Trust also serve as Trustees of the UBS Supplementary  Trust. The Supplementary  Trust
Series  invests in U.S.  dollar-denominated  money market  instruments  having a dollar-weighted  average maturity of 90 days or less, and operates in accordance with Rule 2a-7 under the Act.  The  Series'  investment  of  Uninvested  Cash in shares of the  Supplementary  Trust  Series  will not exceed 25% of the  Series'
total assets.

Repurchase Agreements

When the Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price,  thereby  determining the yield during the term of the agreement.  As a result, a repurchase agreement provides a fixed rate of  return  insulated  from  market  fluctuations  during  the  term of the agreement.  The term of a  repurchase  agreement  generally  is short,  possibly overnight or for a few days,  although it may extend over a number of months (up to one year) from the date of delivery.  Repurchase  agreements  are  considered under the Act to be collateralized  loans by the Series to the seller secured by the securities  transferred to the Series.  Repurchase  agreements will be fully collateralized and the collateral will be marked-to-market daily. The Series may not enter into a repurchase  agreement  having more than seven days remaining to maturity  if, as a result,  such  agreement,  together  with any other  illiquid securities  held by the Series,  would exceed 15% of the value of the net assets of the Series.

Repurchase  agreements are  securities  for purposes of the tax  diversification requirements  that  must be met  for  pass-through  treatment  under  the  Code.
Accordingly,  the Series will limit the value of its  repurchase  agreements  on each of the quarterly  testing dates to ensure  compliance  with Subchapter M of the Code.

Reverse Repurchase Agreements

Reverse  repurchase  agreements  involve  sales of portfolio  securities  of the
Series to member  banks of the  Federal  Reserve  System or  securities  dealers
believed  creditworthy,   concurrently  with  an  agreement  by  the  Series  to
repurchase  the  same  securities  at a later  date at a fixed  price  which  is generally  equal to the original sales price plus  interest.  The Series retains record ownership and the right to receive interest and principal payments on the portfolio  securities  involved.  In  connection  with each  reverse  repurchase transaction,  the Series will  direct its  custodian  bank to place  cash,  U.S.
government  securities,  equity securities and/or investment and  non-investment grade debt  securities in a segregated  account of the Series in an amount equal to the repurchase  price. Any assets designated as segregated by the Series with respect to any reverse repurchase agreements,  when-issued securities,  options, futures,  forward  contracts or other derivative  transactions  shall be liquid,
unencumbered  and   marked-to-market   daily  (any  such  assets  designated  as
segregated  are  referred  to in this  SAI as  "Segregated  Assets"),  and  such
Segregated Assets shall be maintained in accordance with pertinent  positions of the SEC.

A reverse  repurchase  agreement  involves the risk that the market value of the securities  retained by a Series may decline  below the price of the  securities the Series has sold but is obligated to repurchase  under the agreement.  In the event the buyer of securities  under a reverse  repurchase  agreement  files for bankruptcy  or  becomes  insolvent,  the  Series'  use  of the  proceeds  of the agreement may be restricted  pending a determination  by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.  Reverse  repurchase  agreements  are  considered  borrowings by the
Series and as such, are subject to the same investment limitations.

Borrowing

The Series may borrow money as a temporary measure for extraordinary purposes or to  facilitate  redemptions.  The Series may also  borrow  money for  investment purposes.  The Series will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank with the required asset coverage of at least 300%.  In the event that such asset  coverage  shall at any time fall below  300%,  the Series  shall,  within  three days  thereafter  (not including  Sundays or holidays),  or such longer period as the SEC may prescribe by rules and regulations,  reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%.

When the Series borrows money for investment purposes,  it is engaging in a form of  leverage,  which  increases  investment  risk  while  increasing  investment opportunity.  The money borrowed for such leveraging purposes will be subject to interest  costs  which  may  or may  not be  recovered  by  appreciation  of the securities purchased and may exceed the income from the securities purchased.

Loans of Portfolio Securities

The  Series  may lend  portfolio  securities  to  qualified  broker-dealers  and financial  institutions pursuant to agreements provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Series may call the loan at any time and receive the securities  loaned; (3) the Series will receive any interest or dividends  paid on the loaned  securities;  and (4)
the aggregate  market value of securities  loaned will not at any time exceed 33
1/3% of the total assets of the Series.

Collateral  will consist of U.S. and non-U.S.  securities,  cash  equivalents or irrevocable  letters  of  credit.  Loans of  securities  involve a risk that the borrower  may fail to return the  securities  or may fail to maintain the proper amount of collateral. Therefore, the Series will only enter into portfolio loans after a review of all pertinent  factors by the Advisor under the supervision of the Board,  including the  creditworthiness of the borrower and then only if the
consideration   to  be  received   from  such  loans  would  justify  the  risk.
Creditworthiness will be monitored on an ongoing basis by the Advisor.

Swaps

The Series may  engage in swaps,  including  but not  limited to  interest  rate swaps, currency swaps, credit default swaps and index swaps, and the purchase or sale of related caps,  floors,  collars and other  derivative  instruments.  The
Series expects to enter into these  transactions  to preserve a return or spread on a particular  investment or portion of the portfolio's  duration,  to protect against  any  increase  in  the  price  of  securities  the  Series  anticipates purchasing at a later date,  or to gain exposure to certain  markets in the most economical way possible.

Interest  rate swaps  involve the exchange by the Series with  another  party of their  respective  commitments to receive or pay interest  (e.g., an exchange of fixed rate  payments  for  floating  rate  payments)  with respect to a notional amount of  principal.  Currency  swaps  involve the  exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The Series also may purchase  credit  default  swaps.  In that case,  the Series would  be  entitled  to  receive  the  par (or  other  agreed-upon)  value  of a referenced debt obligation from the counterparty to the contract in the event of a default  by a third  party,  such as a U.S.  or  foreign  issuer,  on the debt obligation.  In return,  the  Series  would pay to the  counterparty  a periodic stream  of  payments  over the term of the  contract  provided  that no event of default has  occurred.  If no default  occurs,  the Series  would have spent the stream of payments and received no benefit from the contract. When the Series is the  seller of a swap  contract,  it  receives  the  stream of  payments  but is obligated to pay upon default of the referenced debt obligation.  As the seller, the Series  would be exposed to may of the same risks as  leverage  since,  if a credit  event  occurs,  the  seller  may be  required  to pay the buyer the full notional  value of the contract net of any amounts owed by the buyer  related to its delivery of deliverable obligations.

The purchase of a cap entitles the  purchaser to receive  payments on a notional principal  amount from the party  selling the cap to the extent that a specified index  exceeds a  predetermined  interest  rate or amount.  The  purchase  of an interest  rate floor  entitles the  purchaser to receive  payments on a notional principal amount from the party selling the floor to the extent that a specified index  falls  below a  predetermined  interest  rate or  amount.  A collar  is a combination  of a cap  and a  floor  that  preserves  a  certain  return  with a predetermined range of interest rates or values.

The use of swaps involves  investment  techniques and risks different from those associated  with ordinary  portfolio  security  transactions.  If the Advisor is incorrect in its forecast of market values,  interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would  have  been if this  investment  technique  was never  used.  Swaps do not involve the delivery of securities or other underlying assets or principal,  and are subject to  counterparty  risk.  If the other party to a swap  defaults  and fails to consummate  the  transaction,  the Series' risk of loss consists of the net amount of interest  payments  that the Series is  contractually  entitled to receive.  Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate  methodology  prescribed by the Internal  Revenue
Service.

If there is a default by the counterparty to a swap contract, the Series will be limited  to  contractual  remedies  pursuant  to the  agreements  related to the transaction.  There is no assurance  that a swap contract  counterparty  will be able to meet its  obligations  pursuant to a swap contract or that, in the event of a default,  the Series will  succeed in pursuing  contractual  remedies.  The
Series  thus  assumes  the risk  that it may be  delayed  in or  prevented  from obtaining payments owed to it pursuant to a swap contract.  However,  the amount at risk is only the net  unrealized  gain,  if any, on the swap,  not the entire notional amount.  The Advisor will closely monitor,  subject to the oversight of the Board, the  creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe that the Series' obligations under swap contracts are senior securities and, accordingly, the Series will not treat them as being subject to its borrowing or senior  securities  restrictions.  However, the net  amount of the  excess,  if any,  of the  Series'  obligations  over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of  Segregated  Assets  having an aggregate  market value at least equal to the accrued excess will be segregated in accordance with SEC positions.
To the extent that the Series cannot dispose of a swap in the ordinary course of business  within seven days at  approximately  the value at which the Series has valued the swap,  the Series will treat the swap as illiquid  and subject to its overall limit on illiquid investments of 15% of the Series' net assets.

Futures

The Series may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain  delivery to the Series of the securities or foreign  currency called for by the contract at a specified  price during a specified  future  month.  When a futures contract is sold, the Series incurs a contractual  obligation to deliver the securities or foreign currency  underlying the contract at a specified price on a specified date during a specified future month.

When the  Series  enters  into a futures  transaction,  it must  deliver  to the futures  commission  merchant  selected  by the Series an amount  referred to as
"initial margin." This amount is maintained by the futures  commission  merchant in a segregated account at the custodian bank. Thereafter,  a "variation margin"
may be paid by the  Series  to, or drawn by the  Series  from,  such  account in accordance  with controls set for such  accounts,  depending upon changes in the price of the underlying  securities subject to the futures contract.  The Series may also effect futures  transactions  through futures commission  merchants who are  affiliated  with the Advisor or the Series in  accordance  with  procedures adopted by the Board.

The Series will enter into futures  transactions  on domestic  exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading
Commission for sale to customers in the United States, on foreign exchanges.

While  futures  contracts  provide for the  delivery of  securities,  deliveries usually do not occur.  Contracts  are  generally  terminated  by  entering  into offsetting transactions.

The Series may enter into  futures  contracts  to protect  against  the  adverse affects of fluctuations in security  prices,  interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, the Series might enter into futures  contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent  value of the debt securities  owned by the Series. If interest rates did increase,  the value of the debt securities in the  portfolio  would  decline,  but the value of the futures  contracts  to the
Series,  if any,  would  increase,  thereby  keeping  the net asset value of the
Series from declining as much as it otherwise would have. Similarly,  when it is expected that interest rates may decline,  futures contracts may be purchased to hedge in  anticipation  of subsequent  purchases of securities at higher prices.
Since the  fluctuations in the value of futures  contracts  should be similar to those of debt  securities,  the Series could take  advantage of the  anticipated rise in value of debt securities  without  actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the
Series could then buy debt  securities  on the cash market.  The Series may also enter  into  futures  contracts  as a low cost  method for  gaining or  reducing exposure  to  a  particular  currency  or  securities  market  without  directly investing in those currencies or securities.

To the extent that market prices move in an unexpected direction, the Series may not achieve the anticipated benefits of futures contracts or may realize a loss.
For example,  if the Series is hedged against the  possibility of an increase in interest rates that would  adversely  affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the  benefit  of the  increased  value  that it has  because  it  would  have offsetting losses in its futures position. In addition,  in such situations,  if the Series had insufficient cash, it may be required to sell securities from its portfolio  to meet  daily  variation  margin  requirements.  The  Series  may be required to sell securities at a time when it may be disadvantageous to do so.

Options

The  Series  may  purchase  and write  call or put  options  on  foreign or U.S.
securities and indices and enter into related closing  transactions.  The Series may also  purchase  exchange-listed  call options on particular  market  segment indices to achieve temporary exposure to a specific industry.

The Series may invest in options  that are either  listed on U.S. or  recognized foreign exchanges or traded  over-the-counter.  Certain over-the-counter options may be illiquid.  Thus,  it may not be possible to close  options  positions and this may have an adverse impact on the Series' ability to effectively  hedge its securities.  The  Series  has  been  notified  by  the  SEC  that  it  considers over-the-counter  options to be  illiquid.  Accordingly,  the  Series  will only invest  in  such  options  to the  extent  consistent  with  its  15%  limit  on investments in illiquid securities.

Purchasing Call  Options--The  Series may purchase call options on securities to the extent that premiums  paid by the Series do not  aggregate  more than 20% of the Series' total assets. When the Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time  during  the term of the  option.  The writer of the call  option,  who receives the premium upon writing the option, has the obligation,  upon exercise of the  option,  to  deliver  the  underlying  security  against  payment of the exercise price.  The advantage of purchasing call options is that the Series may
alter  portfolio   characteristics  and  modify  portfolio   maturities  without
incurring the cost associated with transactions.

The Series may, following the purchase of a call option,  liquidate its position by  effecting a closing sale  transaction.  This is  accomplished  by selling an option of the same series as the option  previously  purchased.  The Series will realize a profit from a closing sale  transaction  if the price  received on the transaction  is more than the premium paid to purchase the original call option;
the Series  will  realize a loss from a closing  sale  transaction  if the price received  on the  transaction  is less than the  premium  paid to  purchase  the original call option.

Although the Series will  generally  purchase  only those call options for which there appears to be an active  secondary  market,  there is no assurance  that a liquid secondary market on an exchange will exist for any particular  option, or at any particular  time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing  transactions in  particular  options,  with the result that the Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such  options and upon the  subsequent  disposition  of the underlying  securities  acquired through the exercise of such options.  Further, unless the price of the underlying security changes sufficiently,  a call option purchased  by the Series may expire  without any value to the  Series,  in which event the Series would realize a capital loss that will be short-term unless the option was held for more than one year.

Call  Writing--The  Series  may  write  call  options  from time to time on such portions  of  its  portfolio,  without  limit,  as  the  Advisor  determines  is appropriate  in  seeking  to  achieve  the  Series'  investment  objective.  The advantage to the Series of writing calls is that the Series  receives a premium, which is additional income.  However, if the security rises in value, the Series may not fully participate in the market appreciation.

During  the option  period for a call  option,  the  writer may be  assigned  an exercise  notice by the  broker-dealer  through  whom such call option was sold, requiring the writer to deliver the underlying  security  against payment of the exercise price.  This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the  Series,  as writer of an  option,  terminates  its  obligation  by purchasing an option of the same series as the option previously written, cannot be effected  once the option  writer has  received  an exercise  notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the  underlying  security or to enable the Series to write another call option on the underlying  security with either a different exercise price or expiration date or both. The Series may realize a net gain or loss from a closing  purchase  transaction  depending  upon  whether the net amount of the original  premium  received  on the call option is more or less than the cost of effecting  the  closing  purchase  transaction.  Any loss  incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying  security.  Such a loss may also be wholly or partially  offset by unrealized  appreciation  in the market value of the  underlying  security.  Conversely,  a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call  option  expires  unexercised,  the Series will  realize a  short-term capital  gain in the amount of the  premium on the  option  less the  commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying  security equal to the  difference  between the cost of the  underlying  security  and the proceeds  of the sale of the  security  plus the  amount of the  premium  on the option less the commission paid.

The Series will  generally  write call options on a covered basis. A call option written by a Series is  "covered"  if the Series  owns the  underlying  security covered by the call or has an  absolute  and  immediate  right to  acquire  that
security  without   additional  cash   consideration  (or  for  additional  cash
consideration  held in a  segregated  account  by the  Series'  custodian)  upon conversion or exchange of other  securities held by the Series. A call option is also deemed to be covered if the Series holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii)
is greater than the  exercise  price of the call  written if the  difference  is maintained by the Series in Segregated  Assets in a segregated  account with its custodian.

From time to time,  the Series  will write a call  option that is not covered as indicated  above but where the Series will maintain,  with its custodian for the term of the option,  Segregated  Assets in a segregated  account  having a value equal to the fluctuating market value of the optioned  securities or currencies.
While such an option would be "covered"  with  sufficient  collateral to satisfy
SEC  prohibitions  on issuing  senior  securities,  this type of strategy  would expose  the  funds to the  risks of  writing  uncovered  options.  When  writing uncovered call options,  the Series is subject to the risk of having to purchase the  security  or  currency  subject  to the option at a price  higher  than the exercise  price of the  option.  As the price of a security  or  currency  could appreciate substantially, the Series' loss could be significant.

Purchasing Put  Options--The  Series may only purchase put options to the extent that the premiums on all  outstanding put options do not exceed 20% of a Series'
total assets.  The Series will, at all times during which it holds a put option, own the  security  covered by such  option.  With  regard to the  writing of put options, the Series will limit the aggregate value of the obligations underlying such put options to 50% of its total assets.

A put  option  purchased  by the  Series  gives it the  right to sell one of its securities  for an agreed  price up to an agreed  date.  The  Series  intends to purchase  put options in order to protect  against a decline in the market value of the  underlying  security  below the exercise price less the premium paid for the option  ("protective  puts"). The ability to purchase put options will allow the Series to  protect  unrealized  gains in an  appreciated  security  in their portfolios without actually selling the security.  If the security does not drop in value,  the Series  will lose the value of the premium  paid.  The Series may sell a put  option  that it has  previously  purchased  prior to the sale of the securities  underlying such option.  Such sale will result in a net gain or loss depending  on whether  the amount  received on the sale is more or less than the premium and other transaction costs paid on the put option that is sold.

The Series may sell a put option purchased on individual  portfolio  securities.
Additionally,  the Series may enter into  closing sale  transactions.  A closing sale  transaction  is one in  which  the  Series,  when it is the  holder  of an outstanding  option,  liquidates  its  position by selling an option of the same series as the option previously purchased.

Writing Put  Options--The  Series may also write put options on a secured  basis which  means that the Series  will  maintain in a  segregated  account  with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option  period.  The amount of Segregated  Assets held in the  segregated  account  will be  adjusted  on a daily basis to reflect changes in the market value of the securities  covered by the put option written by the Series.  Secured put options will  generally be written in  circumstances where the Advisor  wishes to purchase  the  underlying  security for the Series'
portfolio  at a price lower than the current  market price of the  security.  In such event,  the Series  would  write a secured put option at an exercise  price which,  reduced by the premium received on the option,  reflects the lower price it is willing to pay.

Following  the writing of a put  option,  the Series may wish to  terminate  the obligation  to buy the  security  underlying  the option by  effecting a closing purchase  transaction.  This is  accomplished  by  buying  an option of the same series as the option previously  written.  The Series may not,  however,  effect such a closing  transaction  after it has been  notified of the  exercise of the option.

Index Options

The Series may purchase exchange-listed call options on fixed income indices and sell such options in closing sale transactions for hedging purposes.  The Series also may purchase call options on indices  primarily as a substitute  for taking positions in certain  securities or particular  market  segment.  The Series may also purchase call options on an index to protect against increases in the price of securities  underlying that index that the Series intends to purchase pending its ability to invest in such securities.

In addition,  the Series may  purchase  put options on fixed income  indices and sell such  options in closing  sale  transactions.  The Series may  purchase put options on broad market indices in order to protect its fully invested portfolio from a general market  decline.  Put options on market segments may be bought to protect the Series from a decline in value of heavily weighted industries in the
Series'  portfolio.  Put  options on fixed  income  indices  may also be used to protect the Series' investments in the case of a major redemption.

The Series may also write (sell) put and call  options on fixed income  indices.
While the option is open, the Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices  are similar to regular  options  except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the  closing  level of the index upon which the option is based is greater  than
(in the case of a call) or lesser than (in the case of a put) the exercise price of the  option.  This  amount  of cash is equal to the  difference  between  the closing  price of the index and the  exercise  price of the option  expressed in dollars  times a specified  multiple  (the  "multiplier").  The indices on which options are traded include both U.S. and non-U.S. markets.

Special Risks of Options on Indices

The  Series'  purchases  of  options  on  indices  will  subject it to the risks described below.

Because the value of an index option  depends upon movements in the level of the index  rather than the price of a particular  security,  whether the Series will realize  gain or loss on the  purchase  of an  option on an index  depends  upon movements  in the level of prices in the market  generally  or in an industry or market  segment  rather than  movements in the price of a  particular  security.
Accordingly,  successful  use by the  Series of options on indices is subject to the  Advisor's  ability to predict  correctly  the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a  substantial  number of securities included  in the index is  interrupted  causing  the  trading of options on that index to be halted. If a trading halt occurred,  the Series would not be able to close out options  which it had purchased and the Series may incur losses if the underlying  index moved  adversely  before  trading  resumed.  If a trading halt occurred  and  restrictions  prohibiting  the  exercise of options  were imposed through  the close of trading on the last day before  expiration,  exercises  on that day would be  settled  on the basis of a closing  index  value that may not reflect  current price  information  for  securities  representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the  closing  index  value for that day,  it runs the risk that the level of the underlying  index  may  change  before  closing.  If such a  change  causes  the exercised option to fall  `out-of-the-money,' the Series will be required to pay the  difference  between the closing  index value and the exercise  price of the option (times the applicable  multiplier) to the assigned  writer.  Although the
Series may be able to minimize this risk by  withholding  exercise  instructions until just before the daily cutoff time or by selling rather than exercising the option  when the  index  level is close  to the  exercise  price,  it may not be possible to  eliminate  this risk  entirely  because the cutoff  times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Rule 144A and Illiquid Securities

The  Series may invest in  securities  that are exempt  under Rule 144A from the registration requirements of the 1933 Act. Those securities purchased under Rule
144A are traded among qualified institutional investors.

The Board has  instructed  the  Advisor to  consider  the  following  factors in determining  the  liquidity  of a security  purchased  under Rule 144A:  (i) the security can be sold within seven days at approximately the same amount at which it is valued by the Series; (ii) there is reasonable assurance that the security will remain  marketable  throughout  the period it is expected to be held by the
Series,  taking into account the actual  frequency of trades and  quotations for the security  (expected  frequency in the case of initial  offerings);  (iii) at least two dealers make a market in the  security;  (iv) there are at least three sources from which a price for the security is readily available; (v) settlement is made in a "regular way" for the type of security at issue;  and (vi) for Rule
144A securities that are also exempt from registration  under Section 3(c)(7) of the Act, there is a sufficient  market of "qualified  purchasers" (as defined in the Act) to assure that it will remain  marketable  throughout  the period it is expected to be held by the Series.  Although  having  delegated  the  day-to-day functions,  the Board will  continue  to  monitor  and  periodically  review the
Advisor's  selection  of  Rule  144A  securities,   as  well  as  the  Advisor's
determinations  as to their  liquidity.  Investing in securities under Rule 144A could have the effect of increasing the level of the Series'  illiquidity to the extent that qualified  institutional buyers become, for a time,  uninterested in purchasing these  securities.  After the purchase of a security under Rule 144A, however,  the Board and the Advisor  will  continue to monitor the  liquidity of that  security to ensure that that Series has no more than 15% of its net assets in illiquid securities.

The Series will limit  investments  in securities of issuers which the Series is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the  Series'  net assets,  excluding  restricted  securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures  adopted by the Trust's Board which includes continuing oversight by the Board.

If the Advisor  determines  that a security  purchased  in reliance on Rule 144A which was  previously  determined  to be liquid,  is no longer  liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such  securities,  the Advisor will determine what action shall be taken to ensure  that the  Series  continues  to  adhere to such  limitation, including  disposing  of  illiquid  assets  which  may  include  such  Rule 144A securities.

Investment Company Securities and Investments in Affiliated Investment Companies

Subject  to the  provisions  of any  exemptive  orders  issued  by the  SEC  (as described in the following paragraphs), securities of other investment companies may be acquired by the Series to the extent that such  purchases are  consistent with the Series' investment  objectives and restrictions and are permitted under the Act. The Act requires  that, as determined  immediately  after a purchase is made,  (i) not more than 5% of the value of the  Series'  total  assets  will be invested in the securities of any one investment company, (ii) not more than 10%
of the value of the Series'  total  assets will be  invested  in  securities  of investment  companies  as a group and (iii) not more than 3% of the  outstanding voting stock of any one investment company will be owned by the Series.  Certain exceptions  to  these  limitations  may  apply.  As  a  shareholder  of  another investment company,  the Series would bear, along with other  shareholders,  its pro rata portion of the other investment company's expenses,  including advisory fees.  These expenses would be in addition to the expenses that the Series would bear in connection with its own operations.

The  Series  may  invest in  securities  issued by other  registered  investment companies  advised by the Advisor  pursuant to exemptive  relief  granted by the
SEC.  The Series will invest in  corresponding  portfolios  of UBS  Relationship
Funds to the extent that the Advisor determines that such investments are a more efficient means for the Series to gain exposure to the asset classes referred to below  than by the Series  investing  directly  in  individual  securities.  For example,  to gain  exposure to fixed  income  securities  of issuers  located in emerging  market  countries,  the Series may invest  that  portion of its assets allocated  to emerging  market  investments  in the UBS  Emerging  Markets  Debt
Relationship Fund. In lieu of investing  directly in certain high yield,  higher risk  securities,  the Series may invest a portion of its assets in the UBS High
Yield   Relationship   Fund.  In  order  to  gain  exposure  to  mortgage-backed
securities,  the  Series  may  invest  in  the  UBS  U.S.  Securitized  Mortgage
Relationship Fund.

In addition to the portfolios of UBS  Relationship  Funds described  above,  the
Series may invest in other  portfolios  of the UBS  Relationship  Funds or other affiliated  investment companies to the extent permitted by the exemptive relief granted by the SEC. Each portfolio of UBS Relationship Funds in which the Series may invest is permitted to invest in the same  securities of a particular  asset class in which the Series is  permitted  to invest  directly,  and with  similar risks.  Pursuant to undertakings with the SEC, the Series will not be subject to the imposition of double management or  administration  fees with respect to its investments in portfolios of UBS Relationship Funds.

Issuer Location

The Advisor  considers a number of factors to determine whether an investment is tied to a particular  country,  including  whether:  the investment is issued or guaranteed  by a  particular  government  or  any  of  its  agencies,  political subdivisions,  or  instrumentalities;  the  investment  has its primary  trading market in a  particular  country;  the  issuer is  organized  under the laws of, derives at least 50% of its revenues  from, or has at least 50% of its assets in a particular country; the investment is included in an index representative of a particular  country or region;  and the  investment  is exposed to the  economic fortunes and risks of a particular country.

Eurodollar Securities

The  Series  may  invest  in  Eurodollar  securities,  which  are  fixed  income securities  of a U.S.  issuer or a foreign  issuer  that are issued  outside the
United  States.  Interest and dividends on Eurodollar  securities are payable in
U.S. dollars.

Foreign Securities

Investors  should  recognize that investing in foreign issuers  involves certain considerations,  including those set forth in the Series' Prospectus,  which are not typically associated with investing in U.S. issuers. Since the securities of foreign companies are frequently  denominated in foreign  currencies,  and since the Series may temporarily hold uninvested  reserves in bank deposits in foreign currencies,  the Series will be affected  favorably or unfavorably by changes in currency  rates and in  exchange  control  regulations  and may  incur  costs in connection with conversions between various currencies.  The investment policies of the  Series  permit  it to  enter  into  forward  foreign  currency  exchange contracts,  futures, options and interest rate swaps in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

Forward Foreign Currency Contracts

The Series may  purchase or sell  currencies  and/or  engage in forward  foreign currency transactions in order to expedite settlement of portfolio  transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between  currency  traders  (usually large commercial  banks) and their customers.  A forward  contract  generally  has no  deposit  requirement  and no commissions  are  charged at any stage for trades.  The Series will  account for forward  contracts by  marking-to-market  each day at current  forward  contract values.

The Series will only enter into forward contracts to sell, for a fixed amount of
U.S. dollars or other appropriate  currency,  an amount of foreign currency,  to the  extent  that the value of the short  forward  contract  is  covered  by the
underlying  value  of  securities   denominated  in  the  currency  being  sold.
Alternatively,  when the Series enters into a forward contract to sell an amount
of  foreign  currency,   the  Series'  custodian  or  sub-custodian  will  place
Segregated  Assets in a  segregated  account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts.  If the additional Segregated Assets placed in the segregated account decline,  additional cash or securities will be placed in the account on a daily  basis so that the value of the  account  will  equal the  amount of the
Series' commitments with respect to such contracts.

Non-Deliverable Forwards

The  Series  may,  from  time  to  time,  engage  in   non-deliverable   forward
transactions to manage  currency risk or to gain exposure to a currency  without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Series and a counterparty
(usually a commercial  bank) to buy or sell a specified  (notional)  amount of a particular  currency at an agreed upon foreign  exchange  rate on an agreed upon future date. Unlike other currency  transactions,  there is no physical delivery of the currency on the  settlement  of a  non-deliverable  forward  transaction.
Rather,  the Series and the counterparty agree to net the settlement by making a payment in U.S.  dollars or another fully  convertible  currency that represents any differential  between the foreign exchange rate agreed upon at the inception of the  non-deliverable  forward  agreement and the actual  exchange rate on the
agreed  upon  future   date.   Thus,   the  actual  gain  or  loss  of  a  given
non-deliverable   forward   transaction   is  calculated  by   multiplying   the
transaction's  notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When the Series enters into a non-deliverable  forward transaction,  the Series'
custodian will place Segregated Assets in a segregated  account of the Series in an amount not less than the value of the Series'  total assets  committed to the consummation  of such  non-deliverable  forward  transaction.  If the additional
Segregated  Assets  placed in the  segregated  account  decline  in value or the amount of the Series' commitment increases because of changes in currency rates, additional  cash or securities will be placed in the account on a daily basis so that the value of the account  will equal the amount of the Series'  commitments under the non-deliverable forward agreement.

Since the Series generally may only close out a non-deliverable forward with the particular  counterparty,  there is a risk that the counterparty will default on its obligation  under the agreement.  If the counterparty  defaults,  the Series will  have  contractual  remedies  pursuant  to  the  agreement  related  to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default,  the Series will succeed in pursuing contractual  remedies.  The Series thus  assumes  the risk  that it may be  delayed  or  prevented  from  obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition,  where the currency  exchange rates that are the subject of a given non-deliverable  forward  transaction  do not  move in the  direction  or to the extent  anticipated,  the Series  could  sustain  losses on the  non-deliverable forward  transaction.  The Series'  investment  in a particular  non-deliverable forward  transaction  will be affected  favorably or unfavorably by factors that
affect  the  subject  currencies,   including  economic,   political  and  legal
developments that impact the applicable  countries,  as well as exchange control regulations  of the  applicable  countries.  These risks are  heightened  when a non-deliverable  forward  transaction  involves  currencies  of emerging  market countries  because such  currencies  can be volatile and there is a greater risk that  such  currencies  will be  devalued  against  the  U.S.  dollar  or  other currencies.

Options on Foreign Currencies

The  Series  also may  purchase  and  write  put and  call  options  on  foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series'  exposure to changes in currency  exchange rates.  The Series may purchase and write options on foreign  currencies for hedging  purposes in a manner  similar to that in which  futures  contracts on foreign  currencies,  or forward contracts,  will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio  securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains  constant.  In order to protect against such diminutions in the value of portfolio  securities,  the  Series may  purchase  put  options  on the  foreign currency.  If the dollar price of the currency does decline,  a Series will have the right to sell such  currency  for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely,  where a rise in the dollar value of a currency in which  securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset,  at least  partially,  the effects of the  adverse  movement  in  exchange  rates.  As in the case of  other  types of options,  however,  the benefit to the Series to be derived  from  purchases  of foreign  currency  options  will be  reduced by the  amount of the  premium  and related  transaction  costs. In addition,  where currency  exchange rates do not move in the  direction or to the extent  anticipated,  the Series could  sustain losses on transactions in foreign  currency  options,  which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes.  For  example,  where the Series  anticipates  a decline in the dollar value of foreign currency denominated  securities due to adverse fluctuations in exchange  rates,  it could,  instead of  purchasing  a put option,  write a call option on the relevant currency. If the expected decline occurs, the option will most  likely not be  exercised,  and the  diminution  in the value of  portfolio securities will be offset by the amount of the premium received.

Similarly,  instead of purchasing a call option to hedge against an  anticipated increase in the dollar cost of securities to be acquired, the Series could write a put  option on the  relevant  currency,  which,  if rates  move in the  manner projected, will expire, unexercised and allow the Series to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the  premium,  and only if rates move in the  expected direction.  If this does not occur,  the option may be exercised  and the Series would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the  premium.  Through  the writing of options on foreign  currencies,  the Series also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable  movements in exchange rates.

The Series may also engage in options transactions for non-hedging purposes. The
Series may use options  transactions  to gain  exposure  to a currency  when the
Advisor  believes  that exposure to the currency is beneficial to the Series but believes that the securities denominated in that currency are unattractive.

The Series may write covered call options on foreign  currencies.  A call option written on a foreign  currency by the Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash  consideration held in a segregated account by the custodian bank)  upon  conversion  or  exchange  of  other  foreign  currency  held in its portfolio.  A call  option is also  covered if the Series has a call on the same foreign  currency and in the same principal amount as the call written where the exercise  price of the call held (a) is equal to or less than the exercise price of the call  written,  or (b) is  greater  than the  exercise  price of the call written if the difference is maintained by the Series in Segregated  Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written,  the Series will  establish a  segregated  account with its  custodian  bank  consisting  of
Segregated  Assets in an amount  equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be  maintained  until the put is exercised,  has expired, or the Series has purchased a closing put of the same series as the one previously written.

Short Sales

The Series may from time to time sell securities  short.  The Advisor may engage in a short sale of a  security  if it  anticipates  that the price of a security will  decline or in an attempt to limit  exposure  to a possible  decline in the value of portfolio  securities.  To effect a short sale,  the Series borrows the security  from a broker or other  institution  to complete the sale.  The Series then must replace the borrowed  security by purchasing it at market price at the time of  replacement.  The Series will incur a profit or a loss,  depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Series  must  replace  the  borrowed security.  All short sales will be fully  covered  pursuant  to SEC  guidelines.
Short sales  represent an aggressive  trading  practice with a high  risk/return potential, and short sales involve special considerations.  Risks of short sales include the risk that possible  losses from short sales may be unlimited  (e.g., if the price of a  security  sold  short  rises),  whereas  losses  from  direct purchases of securities are limited to the total amount  invested,  and the risk that the Series may be unable to replace a borrowed security sold short.

Lower Rated Debt Securities

Fixed income  securities rated lower than Baa3 by Moody's or BBB- by S&P are
below   investment  grade  and  are  considered  to  be  of  poor  standing  and predominantly  speculative.  Such  securities  ("lower  rated  securities")  are commonly referred to as "junk bonds" and are subject to a substantial  degree of credit risk.  Lower rated securities may be issued as a consequence of corporate
restructurings,   such  as  leveraged  buy-outs,  mergers,  acquisitions,   debt
recapitalizations  or similar  events.  Also,  lower rated  securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted)
firms,  which are generally less able than more financially stable firms to make scheduled  payments of interest  and  principal.  The risks posed by  securities issued under such circumstances are substantial.

In the  past,  the high  yields  from  lower  rated  securities  have  more than compensated for the higher default rates on such securities.  However, there can be no assurance  that  diversification  will protect the Series from  widespread bond defaults  brought about by a sustained  economic  downturn,  or that yields will continue to offset  default rates on lower rated  securities in the future.
Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations  during an economic  downturn or during sustained periods of rising interest rates may be impaired. In addition,  such issuers may not have more  traditional  methods of  financing  available  to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because  such  securities  may be  unsecured  and may be  subordinated  to other creditors of the issuer.  Further,  an economic  recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower  rated  securities  will be  influenced  not only by changing interest rates,  but also by the bond market's  perception of credit quality and the  outlook  for  economic  growth.  When  economic  conditions  appear  to  be deteriorating,  lower  rated  securities  may  decline  in  market  value due to investors'  heightened  concern over credit  quality,  regardless  of prevailing interest rates.

Especially  at such  times,  trading in the  secondary  market  for lower  rated securities may become thin and market  liquidity may be  significantly  reduced.
Even under normal conditions,  the market for lower rated securities may be less liquid than the market for investment  grade  corporate  bonds.  There are fewer securities  dealers  in the high  yield  market and  purchasers  of lower  rated securities  are  concentrated  among a smaller group of  securities  dealers and institutional  investors.  In periods of reduced market  liquidity,  lower rated securities prices may become more volatile and the Series' ability to dispose of particular  issues  when  necessary  to meet the Series'  liquidity  needs or in
response  to  a  specific   economic  event  such  as  a  deterioration  in  the
creditworthiness of the issuer may be adversely affected.

Lower rated  securities  frequently have call or redemption  features that would permit an issuer to  repurchase  the  security  from the Series.  If a call were exercised by the issuer during a period of declining  interest rates, the Series likely  would  have to  replace  such  called  security  with a  lower  yielding security,  thus  decreasing  the net  investment  income to the  Series  and any dividends to investors.

Besides credit and liquidity concerns,  prices for lower rated securities may be affected by legislative and regulatory  developments.  For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers.  Such legislation may significantly  depress the prices of outstanding lower rated  securities.  A description of various corporate debt ratings appears in Appendix A to this SAI.

Securities issued by foreign issuers rated below investment grade entail greater risks than higher  rated  securities,  including  risk of untimely  interest and principal  payment,  default,  price  volatility  and may  present  problems  of liquidity, valuation and currency risk.

Inflation Protected Securities

Inflation  protected  securities  are debt  securities  whose  principal  and/or interest  payments are adjusted for inflation,  unlike debt securities that make fixed principal and interest  payments.  Inflation-protected  securities include
Treasury Inflation Protected Securities ("TIPS"), which are securities issued by the U.S. Treasury.  The interest rate paid by TIPS is fixed, while the principal value  rises or falls  based on  changes in a  published  Consumer  Price  Index
("CPI").  Thus, if inflation occurs,  the principal and interest payments on the
TIPS are adjusted  accordingly  to protect  investors  from  inflationary  loss.
During a  deflationary  period,  the principal and interest  payments  decrease, although the TIPS'  principal  amounts will not drop below their face amounts at maturity.  In exchange for the inflation  protection,  TIPS  generally pay lower interest rates than typical U.S. Treasury  securities.  Only if inflation occurs will TIPS offer a higher  real yield than a  conventional  Treasury  bond of the same maturity.

Other  issuers  of  inflation-protected   debt  securities  include  other  U.S.
government agencies or instrumentalities,  corporations and foreign governments.
There can be no  assurance  that the CPI or any  foreign  inflation  index  will accurately  measure  the real  rate of  inflation  in the  prices  of goods  and services.  Moreover,  there can be no assurance  that the rate of inflation in a foreign  country  will be  correlated  to the rate of  inflation  in the  United
States.

Pay-In-Kind Bonds

The Series may invest in  pay-in-kind  bonds.  Pay-in-kind  bonds are securities that pay interest  through the issuance of additional  bonds. The Series will be deemed to receive  interest  over the life of such bonds and may be treated  for federal  income  tax  purposes  as if  interest  were paid on a  current  basis, although no cash  interest  payments  are  received by the Series until the cash payment date or until the bonds mature.

Convertible Securities

The Series may invest in convertible  securities,  which  generally  offer lower interest or dividend  yields than  non-convertible  debt  securities  of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.  Convertible securities  entitle the holder to exchange the securities for a specified number of shares of common  stock,  usually of the same  company,  at specified  prices within a certain period of time and to receive  interest or dividends  until the holder elects to convert.  The provisions of any convertible  security determine its  ranking  in a  company's  capital  structure.  In the case of  subordinated
convertible  debentures,   the  holder's  claims  on  assets  and  earnings  are
subordinated  to the claims of other  creditors  and are senior to the claims of
preferred  and  common  shareholders.   In  the  case  of  preferred  stock  and
convertible  preferred  stock,  the  holder's  claim on assets and  earnings are subordinated  to the  claims of all  creditors  but are  senior to the claims of common shareholders.

Credit-Linked Securities

The Series may invest in credit-linked securities.  Credit-linked securities are debt  securities  that  represent  an  interest  in a pool of, or are  otherwise collateralized  by, one or more  corporate  debt  obligations  or credit default swaps on corporate  debt or bank loan  obligations.  Such debt  obligations  may represent the obligations of one or more corporate  issuers.  The Series has the right to receive periodic interest payments from the issuer of the credit-linked security  (usually the seller of the underlying  credit  default  swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Series bears the risk of loss of its principal investment,  and the periodic interest  payments expected to be received for the duration of its investment in the  credit-linked  security,  in the  event  that  one  or  more  of  the  debt obligations  underlying bonds or debt obligations  underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit  event  (including  bankruptcy,  failure to timely pay interest or principal,  or a  restructuring)  with respect to an underlying  debt obligation
(which may  represent a credit event of one or more  underlying  obligers),  the
Series will generally reduce the principal balance of the related  credit-linked security  by the Series'  pro rata  interest in the par amount of the  defaulted underlying  debt  obligation  in exchange for the actual value of the  defaulted underlying  obligation or the defaulted  underlying  obligation itself,  thereby causing  the  Series to lose a portion  of its  investment.  As a result,  on an ongoing basis,  interest on the credit-linked  security will accrue on a smaller principal  balance and a smaller principal balance will be returned at maturity.
To the extent a  credit-linked  security  represents  an interest in  underlying obligations of a single  corporate  issuer,  a credit event with respect to such issuer  presents  greater  risk of loss to the Series than if the  credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In  addition,  the Series  bears the risk that the  issuer of the  credit-linked security will default or become bankrupt.  In such an event, the Series may have difficulty  being  repaid,  or fail to be repaid,  the  principal  amount of its investment and the remaining periodic interest payments thereon.

An  investment  in  credit-linked  securities  also  involves  reliance  on  the counterparty to the swap entered into with the issuer to make periodic  payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays  or  reductions  in  payments  to  the  Series  as an  investor  in  such credit-linked securities.  Additionally,  credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations  solely of the issuer and will not be obligations or responsibilities of any other person.

Most  credit-linked  securities are  structured as Rule 144A  securities so that they may be freely traded among institutional  buyers. The Series will generally only  purchase  credit-linked  securities  that are  determined  to be liquid in accordance  with the  Series'  liquidity  guidelines.  However,  the  market for credit-linked  securities  may be, or suddenly can become,  illiquid.  The other
parties  to  the   transaction   may  be  the  only  investors  with  sufficient
understanding  of the  derivative to be interested in bidding for it. Changes in liquidity  may result in  significant,  rapid and  unpredictable  changes in the prices for  credit-linked  securities.  In certain  cases,  a market price for a credit-linked  security may not be  available  or may not be  reliable,  and the
Series  could  experience  difficulty  in selling  such  security at a price the investment  manager  believes is fair. In the event a credit-linked  security is deemed to be illiquid,  the Series will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked  security will typically  increase or decrease with any change in value of the  underlying  debt  obligations,  if any,  held by the issuer and the credit default swap.  Further,  in cases where the  credit-linked security is structured such that the payments to the Series are based on amounts received  in respect of, or the value of  performance  of, any  underlying  debt obligations  specified  in  the  terms  of the  relevant  credit  default  swap, fluctuations  in the  value  of such  obligation  may  affect  the  value of the credit-linked security.

The  collateral of a  credit-linked  security may be one or more credit  default swaps, which are subject to additional risks. See "INVESTMENT STRATEGIES--Swaps"
for a description of additional risks associated with credit default swaps.

When-Issued Securities

The Series  may  purchase  securities  offered on a  "when-issued"  or  "forward delivery" basis.  When so offered,  the price,  which is generally  expressed in yield  terms,  is fixed at the time the  commitment  to  purchase  is made,  but delivery and payment for the  when-issued or forward  delivery  securities  take place at a later date.  During the period between  purchase and  settlement,  no payment  is  made  by  the  purchaser  to the  issuer  and  no  interest  on the when-issued  or  forward  delivery  security  accrues  to the  purchaser.  While when-issued or forward  delivery  securities may be sold prior to the settlement date,  it is intended that the Series will  purchase  such  securities  with the purpose  of  actually  acquiring  them  unless  a  sale  appears  desirable  for investment  reasons.  At the time the Series makes the  commitment to purchase a security  on a  when-issued  or  forward  delivery  basis,  it will  record  the transaction  and reflect the value of the security in determining  its net asset value.  The market value of  when-issued or forward  delivery  securities may be more or less than the  purchase  price.  The Advisor  does not believe  that the
Series' net asset value or income will be adversely  affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain  Segregated Assets equal in value to commitments for when-issued or forward  delivery  securities.  The Segregated
Assets  maintained  by the Series  with  respect to any  when-issued  or forward delivery securities shall be liquid,  unencumbered and  marked-to-market  daily, and such Segregated  Assets shall be maintained in accordance with pertinent SEC positions.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

The Series may also invest in mortgage-backed securities, which are interests in pools of  mortgage  loans,  including  mortgage  loans made by savings  and loan institutions,  mortgage bankers,  commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related  and private  organizations  as further  described below. The
Series may also  invest in debt  securities  that are  secured  with  collateral
consisting  of   mortgage-backed   securities  (see   "Collateralized   Mortgage
Obligations") and in other types of mortgage-related securities.

The timely  payment of  principal  and  interest on  mortgage-backed  securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is
backed by GNMA and the full  faith  and  credit  of the U.S.  government.  These guarantees,  however,  do not apply to the market value of Series shares.  Also, securities issued by GNMA and other mortgage-backed  securities may be purchased at a premium over the maturity value of the underlying  mortgages.  This premium is not  guaranteed  and  would  be lost if  prepayment  occurs.  Mortgage-backed securities issued by U.S.  government agencies or  instrumentalities  other than
GNMA are not "full faith and credit" obligations.  Certain obligations,  such as those issued by the Federal Home Loan Bank are  supported by the issuer's  right to borrow from the U.S.  Treasury,  while  others such as those issued by Fannie
Mae, formerly known as the Federal National Mortgage Association,  are supported only  by  the  credit  of the  issuer.  Unscheduled  or  early  payments  on the underlying mortgages may shorten the securities' effective maturities and reduce returns.  The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying  mortgages and expose the Series to  a  lower  rate  of  return  upon  reinvestment.  To  the  extent  that  such mortgage-backed  securities  are held by the  Series,  the  prepayment  right of mortgagors  may limit the increase in net asset value of the Series  because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

Interests in pools of mortgage-backed securities differ from other forms of debt securities,  which  normally  provide for periodic  payment of interest in fixed amounts with principal  payments at maturity or specified  call dates.  Instead, these securities provide a monthly payment,  which consists of both interest and principal  payments.  In effect,  these  payments  are a  "pass-through"  of the monthly  payments made by the individual  borrowers on their mortgage loans, net of any fees  paid to the  issuer or  guarantor  of such  securities.  Additional payments are caused by  repayments of principal  resulting  from the sale of the underlying property,  refinancing or foreclosure,  net of fees or costs that may be incurred.  Some mortgage-backed  securities (such as securities issued by the
GNMA) are described as "modified  pass-through."  These  securities  entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled  payments  dates  regardless of whether or not the mortgagor actually makes the payment.

Any discount  enjoyed on the purchases of a  pass-through  type  mortgage-backed security  will  likely  constitute  market  discount.  As  the  Series  receives principal  payments,  it will be required to treat as ordinary  income an amount equal  to the  lesser  of the  amount  of the  payment  or the  "accrued  market discount."  Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring  recognition of an offset to ordinary interest income, an amount of premium  attributable to the receipt of principal.  The amount of premium recovered is to be determined using a method similar to that in place for market  discount.  The Series may elect to accrue  market  discount  or  amortize  premium  notwithstanding  the  amount of principal received but such election will apply to all bonds held and thereafter acquired  unless  permission  is granted  by the  Commissioner  of the  Internal
Revenue Service to change such method.

The principal  governmental  guarantor of  mortgage-related  securities is GNMA, which is a wholly-owned  U.S.  government  corporation  within the Department of
Housing and Urban  Development.  GNMA is authorized to guarantee,  with the full faith and credit of the U.S.  government,  the timely  payment of principal  and interest on securities issued by institutions  approved by GNMA (such as savings and loan  institutions,  commercial  banks and  mortgage  bankers) and backed by pools of  mortgages  which are  insured  by the  Federal  Housing  Authority  or guaranteed by the Veterans  Administration.  These guarantees,  however,  do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares.  Also, GNMA  securities  often are purchased at a premium over the maturity value of the underlying  mortgages.  This premium is not guaranteed and  should  be viewed  as an  economic  offset to  interest  to be  earned.  If prepayments  occur,  less  interest  will be earned and the value of the premium paid will be lost.

Government-related  guarantors (i.e., not backed by the full faith and credit of the U.S.  government)  include Fannie Mae and Freddie Mac (formerly known as the
Federal Home Loan Mortgage  Corporation).  Fannie Mae is a  government-sponsored corporation  owned  entirely by private  stockholders.  It is subject to general regulation  of the  Secretary  of  Housing  and Urban  Development.  Fannie  Mae
purchases  conventional  (i.e.,  not  insured or  guaranteed  by any  government agency) mortgages from a list of approved  seller/servicers  which include state and federally  chartered  savings and loan  associations,  mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie  Mae are  guaranteed  as to timely  payment  of  principal  and interest  by Fannie  Mae but are not  backed by the full faith and credit of the
U.S. government.

Freddie  Mac is a  corporate  instrumentality  of the  U.S.  government  and was created by Congress in 1970 for the purpose of increasing  the  availability  of mortgage  credit  for  residential  housing.  Its  stock is owned by the  twelve
Federal Home Loan Banks. Freddie Mac issues Participation  Certificates ("PCs"), which represent interests in conventional  mortgages from Freddie Mac's national portfolio.  Freddie Mac  guarantees  the timely payment of interest and ultimate collection of principal,  but PCs are not backed by the full faith and credit of the U.S. government.

Commercial  banks,  savings and loan  institutions,  private mortgage  insurance companies,  mortgage  bankers and other  secondary  market  issuers  also create pass-through  pools  of  conventional  mortgage  loans.  Such  issuers  may,  in addition,  be the originators and/or servicers of the underlying  mortgage loans as well as the guarantors of the mortgage-related  securities.  Pools created by such  non-governmental  issuers  generally  offer a higher rate of interest than government and government-related  pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and  principal of these pools may be supported by various  forms of insurance or guarantees,  including  individual  loan,  title,  pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness  of the  issuers  thereof  will be  considered  in  determining whether  a  mortgage-related  security  meets  the  Series'  investment  quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance  policies or guarantee or guarantees, even if through an  examination  of the loan  experience  and  practices  of the originators/servicers  and poolers,  the Advisor  determines that the securities meet the Series' quality  standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment
Conduits ("REMICs")

A CMO is a debt  security on which  interest and prepaid  principal are paid, in most cases,  semi-annually.  CMOs may be  collateralized by whole mortgage loans but are more  typically  collateralized  by portfolios of mortgage  pass-through securities  guaranteed  by GNMA,  Freddie  Mac,  or Fannie Mae and their  income streams.  Privately-issued CMOs tend to be more sensitive to interest rates than
Government-issued CMOs.

CMOs are  structured  into  multiple  classes,  each bearing a different  stated
maturity.  Actual  maturity  and average  life will  depend upon the  prepayment experience  of  the  collateral.  CMOs  provide  for a  modified  form  of  call protection  through a de facto  breakdown  of the  underlying  pool of mortgages according  to how quickly the loans are repaid.  Monthly  payments of  principal received from the pool of underlying mortgages,  including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity  classes  receive  principal only after the first class has been retired.  An investor is partially  guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction,  a corporation issues multiple series (e.g., A, B,
C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates  ("Collateral").  The Collateral is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest  payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The  Series A, B and C Bonds  all bear  current  interest.
Interest  on the  Series Z Bond is  accrued  and added to  principal  and a like amount is paid as principal on the Series A, B, or C Bond  currently  being paid off.  When the Series A, B and C Bonds are paid in full,  interest and principal on the Series Z Bond  begins to be paid  currently.  With some CMOs,  the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan  associations) to borrow against their loan portfolios.  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages  secured by an  interest  in real  property.  REMICs are  similar to CMOs in that they issue multiple classes of securities.

REMICs are entities  that own  mortgages  and elect REMIC status under the Code.
The Series  will  purchase  only  regular  interests  in REMICs.  REMIC  regular interests are treated as debt of the REMIC and  income/discount  thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not  directly  guaranteed  by any  government  agency.  They are  secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described  above,  have been  historically  higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such  instruments  is  higher  since  they  are not  guaranteed  by the  U.S.
government.  Such  instruments  also tend to be more sensitive to interest rates than U.S.  government-issued  CMOs.  The Series will not invest in  subordinated privately-issued CMOs.

For federal income tax purposes, the Series will be required to accrue income on
CMOs and REMIC regular interests using the "catch-up" method,  with an aggregate prepayment assumption.

Dollar Rolls

The Series may enter into dollar rolls in which the Series sells  securities and simultaneously  contracts to repurchase  substantially  similar  securities on a specified  future date.  In the case of dollar rolls  involving  mortgage-backed securities,  the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold,  but will be supported by different  pools of mortgages.  The Series forgoes  principal  and interest  paid during the roll period on the  securities sold in a dollar roll, but the Series is  compensated by the difference  between the current sales price and the price for the future  purchase as well as by any interest earned on the proceeds of the securities sold. The Series could also be compensated  through  receipt of fee  income.  The Series  intends to enter into dollar rolls only with government  securities  dealers recognized by the Federal
Reserve Board, or with member banks of the Federal  Reserve.  The Trust does not believe the Series'  obligations  under dollar rolls are senior  securities  and accordingly,  the Series, as a matter of non-fundamental  policy, will not treat
dollar  rolls  as  being   subject  to  its   borrowing  or  senior   securities
restrictions.  In addition to the general risks involved in  leveraging,  dollar rolls  are  subject  to the same  risks as  repurchase  and  reverse  repurchase agreements.

To-Be-Announced Securities

A  to-be-announced   mortgage-backed   security  ("TBA")  is  a  mortgage-backed
security,  such as a GNMA pass-through security,  that is purchased or sold with specific  pools  that will  constitute  that GNMA  pass-through  security  to be announced  on a future  settlement  date.  At the time of purchase of a TBA, the seller  does  not  specify  the  particular  mortgage-backed  securities  to  be delivered  but rather agrees to accept any  mortgage-backed  security that meets specified terms. The Series and the seller would agree upon the issuer, interest rate and terms of the  underlying  mortgages,  but the seller would not identify
the  specific   underlying   mortgages   until  shortly  before  it  issues  the
mortgage-backed   security.  TBAs  increase  interest  rate  risks  because  the underlying mortgages maybe less favorable than anticipated by the Series.

Other Mortgage-Backed Securities

The Advisor expects that  governmental,  government-related  or private entities may create mortgage loan pools and other  mortgage-related  securities  offering mortgage  pass-through  and  mortgage-collateralized  investments in addition to those described  above.  The mortgages  underlying  these securities may include alternative mortgage instruments,  that is, mortgage instruments whose principal or  interest  payments  may vary or whose  terms to  maturity  may  differ  from customary  long-term  fixed  rate  mortgages.  As new types of  mortgage-related securities are developed and offered to investors,  the Advisor will, consistent with the Series' investment objective,  policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities

The  Series may  invest a portion  of its  assets in debt  obligations  known as
"asset-backed securities." Asset-backed securities are securities that represent a  participation  in, or are secured by and payable  from,  a stream of payments generated by  particular  assets,  most often a pool or pools of similar  assets
(e.g.,  receivables  on home equity and credit loans and  receivables  regarding automobile,  credit card, mobile home and recreational vehicle loans,  wholesale dealer floor plans and leases).

Such  receivables  are  securitized  in either a  pass-through  or a pay-through structure.  Pass-through  securities  provide  investors  with an income  stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special  purpose  entity,  which are  collateralized  by the various  receivables  and in which the  payments on the  underlying  receivables provide  that the Series pays the debt service on the debt  obligations  issued.
The Series may invest in these and other types of  asset-backed  securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or  enhancement  provided.
Such  asset-backed  securities  are  subject  to the  same  prepayment  risks as mortgage-backed  securities. For federal income tax purposes, the Series will be required  to accrue  income on  pay-through  asset-backed  securities  using the
"catch-up" method, with an aggregate prepayment assumption.

The credit  quality of most  asset-backed  securities  depends  primarily on the credit quality of the assets  underlying  such  securities,  how well the entity issuing the security is insulated  from the credit risk of the originator or any other  affiliated  entities,  and the amount and  quality of any credit  support provided  to the  securities.  The rate of  principal  payment  on  asset-backed securities  generally depends on the rate of principal  payments received on the underlying assets,  which in turn may be affected,  by a variety of economic and other factors. As a result, the yield on any asset-backed  security is difficult to predict with  precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  Asset-backed securities may be classified as
"pass-through certificates" or "collateralized obligations."

Asset-backed  securities are often backed by a pool of assets  representing  the obligations of a number of different  parties.  To lessen the effect of failures by obligors on underlying  assets to make payment,  such  securities may contain elements of credit support.  Such credit support falls into two categories:  (i)
liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity  protection refers to the  provision of advances,  generally by the entity  administering  the pool of assets,  to ensure that the receipt of payments  due on the  underlying  pool is timely.  Protection  against losses resulting from ultimate default enhances the likelihood of payments of the  obligations on at least some of the assets in the pool. Such protection may be provided through guarantees,  insurance policies or letters of credit obtained by the issuer or sponsor from third parties,  through various means of  structuring  the  transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities,  there is less of a risk of substantial  prepayment than with mortgage-backed  securities.
Such asset-backed  securities do, however,  involve certain risks not associated with  mortgage-backed  securities,  including the risk that  security  interests cannot be adequately,  or in many cases, ever,  established.  In addition,  with respect  to credit  card  receivables,  a number of state and  federal  consumer credit laws give debtors the right to set off certain amounts owed on the credit cards,  thereby  reducing the  outstanding  balance.  In the case of  automobile receivables,  there is a risk that the  holders  may not have either a proper or first security  interest in all of the obligations  backing such receivables due to the large number of vehicles  involved in a typical  issuance  and  technical requirements under state laws. Therefore,  recoveries on repossessed  collateral may not always be available to support payments on the securities.

Examples of credit  support  arising  out of the  structure  of the  transaction include "senior-subordinated  securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne  first by the  holders of the  subordinated  class),  creation of "reserve funds"  (where  cash or  investments,  sometimes  funded  from a portion  of the payments on the underlying  assets,  are held in reserve  against future losses)
and "over collateralization"  (where the scheduled payments on, or the principal amount of, the  underlying  assets exceeds that required to make payments of the securities  and pay any servicing or other fees).  The degree of credit  support provided  for each issue is generally  based on  historical  credit  information respecting  the level of credit  risk  associated  with the  underlying  assets.
Delinquencies  or losses in excess of those  anticipated  could adversely affect the return on an investment in such issue.

Equipment Trust Certificates

The Series may invest in  equipment  trust  certificates.  The proceeds of those certificates are used to purchase equipment, such as railroad cars, airplanes or other  equipment,  which in turn serve as  collateral  for the related  issue of certificates.  The  equipment  subject  to a  trust  generally  is  leased  by a railroad,  airline or other business,  and rental payments provide the projected cash  flow  for the  repayment  of  equipment  trust  certificates.  Holders  of
equipment  trust   certificates  must  look  to  the  collateral   securing  the
certificates, and any guarantee provided by the lessee or any parent corporation for the  payment of lease  amounts,  in the case of  default  in the  payment of principal and interest on the certificates.

Zero Coupon and Delayed Interest Securities

The Series may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities  begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity.  When held to maturity or cash payment  date,  the entire income of such securities, which consists of accretion of discount, comes from the  difference  between the purchase  price and their value at maturity or cash payment date. The discount  varies  depending on the time  remaining  until maturity or cash  payment  date,  prevailing  interest  rates,  liquidity of the security and the perceived  credit quality of the issuer.  The discount,  in the absence of financial difficulties of the issuer, decreases as the final maturity or cash  payment  date of the  security  approaches.  The market  prices of zero coupon and delayed  interest  securities  are  generally  more volatile and more likely to  respond  to changes  in  interest  rates  than the  market  prices of securities  having  similar  maturities  and credit  qualities that pay interest periodically.

Zero coupon  securities  are subject to greater market value  fluctuations  from changing  interest rates than debt obligations of comparable  maturities,  which
make  current   distributions  of  interest  (cash).   Zero  coupon  convertible
securities  offer the  opportunity  for capital  appreciation  as increases  (or decreases) in market value of such  securities  closely  follow the movements in the  market  value of the  underlying  common  stock.  Zero  coupon  convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short  maturities  (15 years or less) and are issued with options and/or redemption features  exercisable by the holder of the  obligation  entitling  the holder to redeem the  obligation  and  receive a defined cash payment.

Zero coupon securities  include securities issued directly by the U.S. Treasury, and U.S.  Treasury  bonds or notes  and their  unmatured  interest  coupons  and receipts for their underlying principal ("coupons") which have been separated by their holder,  typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying  principal (the "corpus")
of the U.S.  Treasury  security.  A number of  securities  firms and banks  have stripped  the  interest  coupons and  receipts and then resold them in custodial receipt  programs with a number of different names,  including  "Treasury Income
Growth  Receipts"  ("TIGRS") and Certificate of Accrual on Treasuries  ("CATS").
The underlying U.S.  Treasury bonds and notes  themselves are held in book-entry form at the Federal  Reserve  Bank or, in the case of bearer  securities  (i.e., unregistered  securities  which are  owned  ostensibly  by the  bearer or holder thereof), in trust on behalf of the owners thereof.  Counsel to the underwriters of these  certificates  or other  evidences of  ownership  of the U.S.  Treasury securities  has stated  that for  federal tax and  securities  purposes,  in its opinion,  purchasers of such certificates,  such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities.

The  U.S.  Treasury  has  facilitated  transfers  of  ownership  of zero  coupon securities by accounting  separately for the beneficial  ownership of particular interest coupon and corpus payments on Treasury  securities  through the Federal
Reserve  book-entry  record-keeping  system.  The  Federal  Reserve  program  as established  by the U.S.  Treasury  Department is known as "STRIPS" or "Separate
Trading of Registered  Interest and Principal of  Securities."  Under the STRIPS
program, the Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry  record-keeping system in lieu of having to hold  certificates  or other  evidences of ownership of the underlying
U.S. Treasury securities.

When U.S.  Treasury  obligations have been stripped of their unmatured  interest coupons  by the  holder,  the  principal  or corpus  is sold at a deep  discount because the buyer  receives  only the right to receive a future fixed payment on the  security  and does not  receive  any  rights to  periodic  interest  (cash)
payments.  Once  stripped  or  separated,  the  corpus and  coupons  may be sold separately.  Typically,  the coupons are sold  separately  or grouped with other coupons with like maturity  dates and sold in such bundled  form.  Purchasers of
stripped  obligations   acquire,  in  effect,   discount  obligations  that  are
economically  identical  to the zero coupon  securities  that the U.S.  Treasury sells  itself.  These  stripped  securities  are  also  treated  as zero  coupon securities with original issue discount for tax purposes.

Structured Notes

Structured  notes are  derivative  debt  securities,  the  interest  rate and/or principal of which is  determined  by an unrelated  indicator.  The value of the principal of and/or  interest on structured  notes is determined by reference to changes in the return,  interest rate or value at maturity of a specific  asset, reference rate, or index (the "reference  instrument") or the relative change in two or more  reference  instruments.  The interest rate or the principal  amount payable upon  maturity or redemption  may be increased or  decreased,  depending upon changes in the applicable  reference  instruments.  Structured notes may be positively or negatively  indexed, so that an increase in value of the reference instrument  may produce an increase or a decrease in the interest  rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the  structured  note at maturity may be  calculated as a specified multiple of the change in the value of the  reference;  therefore,  the value of such note may be very volatile.  Structured notes may entail a greater degree of market risk than other types of debt  securities  because the investor bears the risk of the reference  instrument.  Structured  notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Emerging Markets Investments

The  Series  may invest in debt  securities  of  emerging  markets  issuers,  or securities  with respect to which the return is derived from debt  securities of issuers in emerging  markets.  The Series also may invest in debt  securities of corporate issuers in developing countries.

The Series'  investments in emerging  market  government and  government-related securities  may  consist  of:  (i) debt  securities  or  obligations  issued  or guaranteed  by  governments,  governmental  agencies  or  instrumentalities  and
political   subdivisions   located  in  emerging  market  countries   (including
participation  in loans between  governments and financial  institutions),  (ii)
debt  securities  or  obligations  issued by  government  owned,  controlled  or sponsored  entities  located in emerging market countries and (iii) interests in issuers  organized and operated for the purpose of restructuring  the investment characteristics of instruments issued by any of the entities described above.

The Series'  investments  in the fixed  income  securities  of  emerging  market issuers may include investments in Structured Securities, Loan Participation and
Assignments  (as such  capitalized  terms are  defined  below),  Brady Bonds and certain non-publicly traded securities.

The Series may invest a portion of its assets in entities organized and operated solely for the  purpose  of  restructuring  the  investment  characteristics  of sovereign  debt  obligations.  This type of  restructuring  involves the deposit with, or purchase by, an entity,  such as a corporation  or trust,  of specified instruments  (such as commercial  bank loans or Brady Bonds) and the issuance by that  entity of one or more  classes  of  securities  ("Structured  Securities")
backed by, or representing  interests in, the underlying  instruments.  The cash flow of the underlying  instruments  may be  apportioned  among the newly issued
Structured   Securities  to  create   securities   with   different   investment
characteristics,  such as varying  maturities,  payment  priorities and interest rate provisions,  and the extent of the payments made with respect to Structured
Securities  is  dependent  on the  extent  of the  cash  flow on the  underlying instruments.  Because  Structured  Securities  of the type in which  the  Series anticipate investing typically involve no credit enhancement,  their credit risk generally will be equivalent to that of the underlying  instruments.  The Series is  permitted  to  invest  in a class of  Structured  Securities  that is either subordinated  or  unsubordinated  to the  right of  payment  of  another  class.
Subordinated  Structured  Securities  are  typically  sold in private  placement transactions,  and there  currently is no active  trading  market for Structured
Securities.  Thus,  investments by the Series in Structured  Securities  will be limited by the Series'  prohibition on investing more than 15% of its net assets in illiquid securities.

The Series may invest in fixed rate and floating rate loans  ("Loans")  arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are  expected in most  instances to be in the form of a  participation  in loans
("Participation")  and assignments of all or a portion of Loans  ("Assignments")
from third  parties.  The  Series  will have the right to  receive  payments  of principal, interest and any fees to which they are entitled only from the Lender selling the  Participation  and only upon  receipt by the Lender of the payments from the  borrower.  In the  event of the  insolvency  of the  Lender  selling a
Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off  between the Lender and the  borrower.  Certain
Participations  may be  structured in a manner  designed to avoid  purchasers of
Participations  being  subject to the credit risk of the Lender with  respect to the  Participations.  Even under such a structure,  in the event of the Lender's insolvency,  the Lender's  servicing of the Participation may be delayed and the assignability of the Participation may be impaired.  The Series will acquire the
Participations  only if the Lender  interpositioned  between  the Series and the borrower is determined by the Advisor to be creditworthy.

When the Series  purchases  Assignments  from  Lenders,  it will acquire  direct rights  against  the  borrower on the Loan.  However,  because  Assignments  are arranged through private  negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an  Assignment  may differ  from,  and be more limited  than,  those held by the assigning Lender.

The Series may invest in Brady Bonds,  which are securities  created through the exchange of  existing  commercial  bank loans to public and private  entities in certain  emerging  markets for new bonds in connection with debt  restructurings under a debt  restructuring  plan  introduced  by former U.S.  Secretary  of the
Treasury,  Nicholas F. Brady (the "Brady Plan").  Brady Plan debt restructurings have been  implemented  to date in  Argentina,  Bulgaria,  Brazil,  Costa  Rica,
Dominican Republic,  Ecuador, Jordan, Mexico, Morocco,  Nicaragua,  Nigeria, the
Philippines,  Poland, Russia, Uruguay,  Panama, Peru and Venezuela.  Brady Bonds
may be collateralized or uncollateralized, are issued in various currencies (but primarily  the  U.S.  dollar),  and  are  actively  traded  in  over-the-counter secondary markets. Dollar-denominated,  collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S.  Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation  components:  the collateralized  repayment  of principal at final  maturity;  the  collateralized
interest   payments;   the   uncollateralized   interest   payments;   and   any
uncollateralized  repayment  of principal  at maturity  (these  uncollateralized amounts  constitute the "residual risk"). In light of the residual risk of Brady
Bonds and the history of defaults of countries  issuing Brady Bonds with respect to commercial  bank loans by public and private  entities,  investments in Brady
Bonds may be viewed as  speculative.  There can be no  assurance  that the Brady
Bonds  in  which  the  Series  invests  will  not be  subject  to  restructuring arrangements  or to  requests  for a new  credit  which may cause the  Series to suffer a loss of interest or principal in any of its holdings.

The Series also may invest in privately  placed  securities.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series'  investments  in  emerging  market  securities  will at all times be limited by the Series'  prohibition on investing more than 15% of its net assets in illiquid securities.

Risks of Investing in Emerging Markets

There are additional  risks  inherent in investing in less  developed  countries which are  applicable  to the  Series.  The Series  considers a country to be an
"emerging  market" if it is defined as an emerging or developing  economy by any one of the following:  the International Bank for Reconstruction and Development
(i.e., the World Bank), the  International  Finance  Corporation,  or the United
Nations or its authorities.  An emerging market security is a security issued by a government  or other issuer  that,  in the opinion of the Advisor,  has one or more of the following  characteristics:  (i) the principal trading market of the security is an emerging market; (ii) the primary revenue of the issuer (at least
50%) is generated  from goods  produced or sold,  investments  made, or services performed in an emerging market country;  or (iii) at least 50% of the assets of the issuer are situated in emerging market countries.

Compared to the United States and other developed countries,  emerging countries may  have  relatively  unstable  governments,  economies  based  on  only  a few industries,  and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States.
Prices in these  markets  tend to be volatile  and, in the past,  securities  in these countries have offered  greater  potential for gain (as well as loss) than securities of companies located in developed countries.  Further, investments by foreign  investors  are subject to a variety of  restrictions  in many  emerging countries.  Countries  such as  those  in  which  the  Series  may  invest  have
historically  experienced  and  may  continue  to  experience,   high  rates  of
inflation,   high  interest  rates,   exchange  rate  fluctuations  or  currency
depreciation,  large  amounts of external  debt,  balance of payments  and trade difficulties and extreme poverty and unemployment.  Additional factors which may influence  the  ability or  willingness  to service  debt  include,  but are not limited to, a country's  cash flow  situation,  the  availability  of sufficient foreign  exchange on the date a payment is due,  the  relative  size of its debt service burden to the economy as a whole,  its  government's  policy towards the
International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related  issuer to make timely and  ultimate  payments  on its  external  debt  obligations  will  be  strongly influenced by the issuer's balance of payments,  including  export  performance, its access to international  credits and  investments,  fluctuations in interest rates and the  extent of its  foreign  reserves.  A country  whose  exports  are concentrated in a few commodities or whose economy depends on certain  strategic imports could be vulnerable to  fluctuations  in  international  prices of these commodities or imports.  To the extent that a country  receives  payment for its exports in  currencies  other than  dollars,  its ability to make debt  payments denominated in dollars could be adversely  affected.  If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing  loans and aid from foreign governments,  commercial banks, and multilateral organizations, and inflows of  foreign  investment.  The  commitment  on the part of these  foreign governments,  multilateral  organizations and others to make such  disbursements may be conditioned on the government's implementation of economic reforms and/or economic  performance  and the  timely  service of its  obligations.  Failure to implement  such reforms,  achieve such levels of economic  performance  or repay principal or interest when due may curtail the willingness of such third parties to lend funds,  which may further impair the issuer's  ability or willingness to service its debts in a timely manner.  The cost of servicing  external debt will also generally be adversely  affected by rising  international  interest  rates, because many external debt obligations bear interest at rates which are adjusted based upon  international  interest rates.  The ability to service external debt will  also  depend  on the  level  of the  relevant  government's  international currency reserves and its access to foreign exchange.  Currency devaluations may affect  the  ability  of a  governmental  issuer  to obtain  sufficient  foreign exchange to service its external debt.

As a  result  of  the  foregoing,  a  governmental  issuer  may  default  on its obligations.  If such a default  occurs,  the Series may have limited  effective legal  recourse  against the issuer  and/or  guarantor.  Remedies  must, in some cases,  be pursued  in the  courts of the  defaulting  country  itself,  and the ability  of  the  holder  of  foreign  government  and  government-related  debt securities  to obtain  recourse may be subject to the  political  climate in the relevant  country.  In addition,  no assurance  can be given that the holders of commercial  bank debt will not contest  payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and  government-related  debt  securities in which
the  Series  expects  to  invest  have  in  the  past  experienced   substantial
difficulties  in servicing  their  external debt  obligations,  which has led to defaults on certain  obligations and the restructuring of certain  indebtedness.
Restructuring  arrangements  have  included,  among other  things,  reducing and rescheduling  interest  and  principal  payments by  negotiating  new or amended credit  agreements or converting  outstanding  principal and unpaid  interest to
Brady Bonds, and obtaining new credit to finance interest  payments.  Holders of certain  foreign  government  and  government-related  debt  securities  may  be requested to participate in the  restructuring of such obligations and to extend further loans to their  issuers.  There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the
Series may invest  will not be subject  to  similar  defaults  or  restructuring
arrangements   which  may  adversely  affect  the  value  of  such  investments.
Furthermore,  certain  participants in the secondary market for such debt may be directly  involved  in  negotiating  the  terms  of these  arrangements  and may therefore have access to information not available to other market participants.

Payments to holders of the high yield,  high risk,  foreign debt  securities  in which the Series may  invest  may be  subject to foreign  withholding  and other taxes.  Although the holders of foreign government and  government-related  debt securities  may be entitled to tax  gross-up  payments  from the issuers of such instruments, there is no assurance that such payments will be made.

Other Investments

The Board may, in the future, authorize the Series to invest in securities other than those listed in this SAI and in the  Prospectus,  provided such  investment would be consistent with the Series' investment  objective and that it would not violate any fundamental  investment  policies or restrictions  applicable to the
Series.

                                 SECONDARY RISKS

The  principal  risks of investing in the Fund are  described in the  "Principal
Risks" section of the  Prospectus.  The secondary risks of investing in the Fund are described in Appendix B hereto.

                             INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to the Fund without the approval of a majority of the  outstanding voting  securities  (as  defined  in the  Act)  of the  Fund.  Unless  otherwise indicated, all percentage limitations listed below apply to the Fund only at the time of the transaction.  Accordingly, if a percentage restriction is adhered to at the time of investment,  a later increase or decrease in the percentage  that results  from a relative  change in values or from a change in the Fund's  total assets will not be considered a violation. The Fund may not:

     (i) Purchase or sell real estate, except that the Fund may purchase or sell securities of real estate investment trusts;

     (ii)  Purchase or sell  commodities,  except that the Fund may  purchase or sell currencies, may enter into futures contracts on securities,  currencies and other  indices or any other  financial  instruments,  and may  purchase and sell options on such futures contracts;

     (iii) Issue securities senior to the Fund's presently  authorized shares of beneficial  interest,  except  that  this  restriction  shall  not be  deemed to prohibit the Fund from: (a) making any permitted  borrowings,  loans or pledges;
(b) entering into options,  futures  contracts,  forward  contracts,  repurchase transactions,  or reverse repurchase transactions;  or (c) making short sales of securities to the extent permitted by the Act and any rule or order  thereunder, or SEC staff interpretations thereof;

     (iv) Make loans to other  persons,  except:  (a) through the lending of its portfolio  securities;  (b)  through  the  purchase  of  debt  securities,  loan participations and/or engaging in direct corporate loans for investment purposes in accordance with its investment objectives and policies; and (c) to the extent the entry into a repurchase agreement is deemed to be a loan;

     (v) Borrow money in excess of 33 1/3% of the value of its assets, except as a temporary  measure  for  extraordinary  or  emergency  purposes to  facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing  exceeds 5% of the value of the Fund's  assets,  asset  coverage of at least 300% is required;

     (vi) Concentrate  (invest more than 25% of its net assets) in securities of issuers in a particular  industry (other than securities issued or guaranteed by the U.S. government or any of its agencies); and

     (vii) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter when selling its own shares.

                             MANAGEMENT OF THE TRUST

The Trust is a Delaware  statutory  trust.  Under  Delaware  law,  the Board has overall  responsibility for managing the business and affairs of the Trust. Each
Trustee  of  the  Trust  is an  Independent  Trustee  because  he or  she is not considered an "interested  person" of the Trust under the 1940 Act. The Trustees elect the  officers of the Trust,  who are  responsible  for  administering  the day-to-day operations of the Series.

The Trustees and  executive  officers of the Trust,  along with their  principal occupations  over the past five years and their  affiliations,  if any, with the
Advisor, are listed below.

Trustees

                                  Term of                                        Number of
                                 Office(1)                                     Portfolios in
                    Position(s)  and Length                                     Fund Complex        Other
Name, Address       Held with    of Time       Principal Occupation(s)           Overseen by       Directorships
   and Age            Trust       Served       During Past 5 Years                Trustee        Held by Trustee

Walter E. Auch      Trustee       Since 1994   Mr. Auch is retired (since       Mr. Auch is a     Mr. Auch is a
6001 N. 62nd Place                             1986).                           trustee of        Trustee of
Paradise Valley,                                                                three             Advisors Series
AZ 85253                                                                        investment        Trust (16
Age: 83                                                                         companies         portfolios);
                                                                                (consisting of    Smith Barney
                                                                                42 portfolios)    Fund Complex (27
                                                                                for which UBS     portfolios); and
                                                                                Global Asset      Nicholas
                                                                                Management        Applegate
                                                                                (Americas) Inc.   Institutional
                                                                                ("UBS Global AM   Funds (19
                                                                                (Americas)") or   portfolios).
                                                                                one of its
                                                                                affiliates
                                                                                serves as
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

                                  Term of                                        Number of
                                 Office(1)                                     Portfolios in
                    Position(s)  and Length                                     Fund Complex        Other
Name, Address       Held with    of Time       Principal Occupation(s)           Overseen by       Directorships
   and Age            Trust       Served       During Past 5 Years                Trustee        Held by Trustee

Frank K. Reilly     Chairman      Since 1993   Mr. Reilly is a Professor at     Mr. Reilly is a   Mr. Reilly is a
Mendoza College     and Trustee                the University of Notre Dame     director or       Director of
of Business                                    since 1982.                      trustee of four   Discover Bank;
University of                                                                   investment        Morgan Stanley
Notre Dame                                                                      companies         Trust and FSB.
Notre Dame, IN                                                                  (consisting of
46556-5649                                                                      43 portfolios)
Age: 68                                                                         for which UBS
                                                                                Global AM
                                                                                (Americas) or
                                                                                one of its
                                                                                affiliates
                                                                                serves as
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

Edward M. Roob      Trustee       Since 1995   Mr. Roob is retired (since       Mr. Roob is a     Mr. Roob is a
841 Woodbine Lane                              1993). Mr. Roob was a            director or       Trustee of the
Northbrook, IL                                 Committee Member of the          trustee of four   AHA Investment
60002                                          Chicago Stock Exchange from      investment        Funds (6
Age: 70                                        1993-1999.                       companies         portfolios).
                                                                                (consisting of
                                                                                43 portfolios)
                                                                                for which UBS
                                                                                Global AM
                                                                                (Americas) or
                                                                                one of its
                                                                                affiliates
                                                                                serves as
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

Adela Cepeda        Trustee       Since 2004   Ms. Cepeda is founder and        Ms. Cepeda is a   Ms. Cepeda is a
A.C. Advisory,                                 president of A.C. Advisory,      director or       director of
Inc.                                           Inc. (since 1995).               trustee of four   Lincoln National
161 No. Clark                                                                   investment        Income Fund,
Street                                                                          companies         Inc. and Lincoln
Suite 4975                                                                      (consisting of    National
Chicago, IL 60601                                                               43 portfolios)    Convertible
Age: 46                                                                         for which UBS     Securities Fund,
                                                                                Global AM         Inc. She is also
                                                                                (Americas) or     a Director of
                                                                                one of its        Amalgamated Bank
                                                                                affiliates        of Chicago
                                                                                serves as         (2003) and
                                                                                investment        Wyndham
                                                                                advisor,          International,
                                                                                sub-advisor or    Inc. (2004).
                                                                                manager.

J. Mikesell Thomas  Trustee       Since 2004   Mr. Thomas is President and      Mr. Thomas is a   Mr. Thomas is a
Federal Home Loan                              CEO of Federal Home Loan Bank    director or       director and
Bank of Chicago                                of Chicago (since 2004). Mr.     trustee of four   chairman of the
111 East Wacker                                Thomas was an independent        investment        Finance
Drive                                          financial advisor (2001-2004).   companies         Committee for
Chicago, IL 60601                              He was managing director of      (consisting of    Evanston
Age: 53                                        Lazard Freres & Co. (1995 to     43 portfolios)    Northwestern
                                               2001).                           for which UBS     Healthcare. He
                                                                                Global AM         is also a vice
                                                                                (Americas) or     president of the
                                                                                one of its        Board of
                                                                                affiliates        Trustees for
                                                                                serves as         Mid-Day Club.
                                                                                investment
                                                                                advisor,
                                                                                sub-advisor or
                                                                                manager.

(1)  Each Trustee holds office for an indefinite term.

Officers

                                              Term of
                            Position(s)     Office+ and
                           Held with the     Length of
Name, Address and Age         Trust          Time Served          Principal Occupation(s) During Past 5 Years

W. Douglas Beck*           Vice President   Since 2003    Mr. Beck is an executive director and head of mutual
Age: 37                                                   fund product management of UBS Global AM (since 2002).
                                                          From March 1998 to November 2002, he held various
                                                          positions at Merrill Lynch, the most recent being first
                                                          vice president and co-manager of the managed solutions
                                                          group. Mr. Beck is vice president of 20 investment
                                                          companies (consisting of 76 portfolios) for which UBS
                                                          Global AM (Americas) or one of its affiliates serves as
                                                          investment advisor, sub-advisor or manager.

Rose Ann Bubloski*         Vice             Since 2004    Ms. Bubloski is an associate director and a senior
Age: 36                    President and                  manager of the mutual fund finance department of UBS
                           Assistant                      Global AM. Ms. Bubloski is vice president and assistant
                           Treasurer                      treasurer of four investment companies (consisting of 43
                                                          portfolios) for which UBS Global AM (Americas) or one of
                                                          its affiliates serves as investment advisor, sub-advisor
                                                          or manager.

                                              Term of
                            Position(s)     Office+ and
                           Held with the     Length of
Name, Address and Age         Trust          Time Served          Principal Occupation(s) During Past 5 Years

Michael J. Calhoun**       Assistant        Since 2004    Mr. Calhoun is an Associate Director, Associate General
Age: 37                    Secretary                      Counsel, and Assistant Secretary of UBS Global AM
                                                          (Americas) since 2004. He is also an Assistant Secretary
                                                          of UBS Global Asset Management Trust Company since 2004.
                                                          He was an Associate at Seyfarth Shaw LLP, a law firm,
                                                          during 2003; an Associate at D'Ancona & Pflaum LLC, a
                                                          law firm, from 2000-2003; a Summer Associate at D'Ancona
                                                          & Pflaum LLC during 1999; and a Projects Assistant for
                                                          Active Temporary Services, Inc. from 1994-1997. Mr.
                                                          Calhoun attended Loyola University Chicago School of Law
                                                          from 1997-2000. Mr. Calhoun is assistant secretary of
                                                          four investment companies (consisting of 43 portfolios)
                                                          for which UBS Global AM (Americas) or one of its
                                                          affiliates serves as investment advisor, sub-advisor or
                                                          manager.

Mary Capasso**             Assistant        Since 2004    Ms. Capasso is an Associate Director, Assistant General
Age: 33                    Secretary                      Counsel and Assistant Secretary of UBS Global AM since
                                                          2003. Previously, Ms. Capasso was employed at Van Kampen
                                                          Investments (1998-2000) and Bell, Boyd & Lloyd LLC
                                                          (2000-2003). Ms. Capasso is assistant secretary of four
                                                          investment companies (consisting of 42 portfolios) for
                                                          which UBS Global AM (Americas) or one of its affiliates
                                                          serves as investment advisor, sub-advisor or manager.

James Capezzuto*           Vice             Since 2004    Mr. Capezzuto is director and assistant general counsel
Age: 40                    President and                  at UBS Global AM (since 2004). Prior to joining UBS
                           Assistant                      Global AM, he was senior vice president, senior
                           Secretary                      compliance manager at Bank of America (from 2003-2004).
                                                          Prior to that he was general counsel at Steinberg Priest
                                                          & Sloane and prior to that, he was director and senior
                                                          counsel at Deutsche Asset Management (1996-2002). Mr.
                                                          Capezzuto is a vice president and assistant secretary of
                                                          20 investment companies (consisting of 76 portfolios)
                                                          for which UBS Global AM (Americas) or one of its
                                                          affiliates serves as investment advisor, sub-advisor or
                                                          manager.

Thomas Disbrow*            Vice             Since 2004    Mr. Disbrow is a director and a co-head of the mutual
Age: 38                    President and                  fund finance department of UBS Global AM. Prior to
                           Assistant                      November 1999, he was a vice president of Zweig/Glaser
                           Treasurer                      Advisers. Mr. Disbrow is vice president and treasurer of
                                                          16 investment companies (consisting of 34 portfolios)
                                                          and vice president and assistant treasurer of four
                                                          investment companies (consisting of 42 portfolios) for
                                                          which UBS Global AM (Americas) or one of its affiliates
                                                          serves as investment advisor, sub-advisor or manager.

                                              Term of
                            Position(s)     Office+ and
                           Held with the     Length of
Name, Address and Age         Trust          Time Served          Principal Occupation(s) During Past 5 Years

Mark F. Kemper**           Vice             Since 1999    Mr. Kemper is general counsel of UBS Global Asset
Age: 46                    President and    and 2004,     Management-Americas region (since July 2004). Mr. Kemper
                           Secretary        respectively  is also an executive director of UBS Global AM
                                                          (Americas) and was its deputy general counsel from July
                                                          2001 to July 2004. He has been secretary of UBS Global
                                                          AM (Americas) since 1999 and assistant secretary of UBS
                                                          Global Asset Management Trust Company since 1993. Mr.
                                                          Kemper is secretary of UBS Global AM (US) (since 2004).
                                                          Mr. Kemper is vice president and secretary of 20
                                                          investment companies (consisting of 76 portfolios) for
                                                          which UBS Global AM (Americas) or one of its affiliates
                                                          serves as investment advisor, sub-advisor or manager.

Joseph T. Malone*          Vice             Since 2004    Mr. Malone is a director and a co-head of the mutual
Age: 37                    President,                     fund finance department of UBS Global AM. From August
                           Treasurer and                  2000 through June 2001, he was controller at AEA
                           Principal                      Investors Inc. From March 1998 to August 2000, Mr.
                           Accounting                     Malone was a manager within the investment management
                           Officer                        services of PricewaterhouseCoopers LLC. Mr. Malone is
                                                          the vice president and assistant treasurer of 16
                                                          investment companies (consisting of 33 portfolios) and
                                                          vice president, treasurer and principal accounting
                                                          officer of four investment companies (consisting of 43
                                                          portfolios) for which UBS Global AM (Americas) or one of
                                                          its affiliates serves as investment advisor, sub-advisor
                                                          or manager.

Joseph McGill*             Vice             Since 2004    Mr. McGill is executive director and chief compliance
Age: 42                    President and                  officer at UBS Global AM (since 2003). Prior to joining
                           Chief                          UBS Global AM, he was Assistant General Counsel at J.P.
                           Compliance                     Morgan Investment Management (from 1999-2003). Mr.
                           Officer                        McGill is a vice president and chief compliance officer
                                                          for 20 investment companies (consisting of 75
                                                          portfolios) for which UBS Global AM (Americas) or one of
                                                          its affiliates serves as investment advisor, sub-advisor
                                                          or manager.

Joseph A. Varnas*          President        Since 2002    Mr. Varnas is a managing director (since March 2003),
Age: 36                                                   global head of information technology and operations
                                                          (since March 2004) and head of product
                                                          management-Americas (since November 2002) of UBS Global
                                                          AM. He was head of technology of UBS Global AM from
                                                          November 2002 to March 2004. From 2000 to 2001, he was
                                                          manager of product development in Investment Consulting
                                                          Services at UBS Financial Services Inc. Mr. Varnas was a
                                                          senior analyst in the Global Securities Research and
                                                          Economics Group at Merrill Lynch from 1995 to 1999. Mr.
                                                          Varnas is president of 20 investment companies
                                                          (consisting of 76 portfolios) for which UBS Global AM
                                                          (Americas) or one of its affiliates serves as investment
                                                          advisor, sub-advisor or manager.

                                              Term of
                            Position(s)     Office+ and
                           Held with the     Length of
Name, Address and Age         Trust          Time Served          Principal Occupation(s) During Past 5 Years

Keith A. Weller*           Vice             Since 2004    Mr. Weller is a director and associate general counsel
Age: 43                    President and                  of UBS Global AM. Mr. Weller is a vice president and
                           Assistant                      assistant secretary of 20 investment companies
                           Secretary                      (consisting of 76 portfolios) for which UBS Global AM
                                                          (Americas) or one of its affiliates serves as investment
                                                          advisor, sub-advisor or manager.
____________________

*    This  person's  business  address  is 51 West 52nd  Street,  New  York,  NY
     10019-6114.

**   This  person's  business  address is One North Wacker  Drive,  Chicago,  IL
     60606.

+    Officers  of the  Trust  are  appointed  by the  Trustees  and serve at the pleasure of the Board.

   INFORMATION ABOUT INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES ISSUED BY UBS
                     GLOBAL AM OR ANY COMPANY CONTROLLING,
            CONTROLLED BY OR UNDER COMMON CONTROL WITH UBS GLOBAL AM

As of December 31, 2004,  the  Independent  Trustees did not own any  securities issued  by UBS  Global AM or any  company  controlling,  controlled  by or under common control with UBS Global AM.

               INFORMATION ABOUT TRUSTEE OWNERSHIP OF FUND SHARES

                                                              Aggregate Dollar Range of Equity Securities in All
                                                           Registered Investment Companies Overseen by Trustee for
                                Dollar Range of Equity     which UBS Global AM (Americas) or an Affiliate Serves as
Independent Trustees              Securities in Fund+            Investment Advisor, Sub-Advisor or Manager+
--------------------              -------------------            -------------------------------------------

Walter E. Auch                           None                                 $10,001 - $50,000

Frank K. Reilly                          None                                   over $100,000

Edward M. Roob                           None                                   over $100,000

Adela Cepeda                             None                                 $10,001 - $50,000

J. Mikesell Thomas                       None                                        None

+    Information regarding ownership is as of December 31, 2004.

NOTE  REGARDING  RANGES:  In  disclosing  the dollar range of equity  securities beneficially  owned by a trustee in these columns,  the following ranges will be used: (i) none; (ii) $1-$10,000;  (iii) $10,001-$50,000;  (iv) $50,001-$100,000;
or (v) over $100,000.

                               COMPENSATION TABLE

                                    Trustees

                                                     Pension or            Total
                                     Annual          Retirement         Compensation
                                   Aggregate      Benefits Accrued   From the Trust and
                                  Compensation     As Part of Fund      Fund Complex
Name and Position Held           From the Trust/1/    Expenses       Paid to Trustees

Walter E. Auch, Trustee             $19,200              N/A              $54,300/2/
Frank K. Reilly, Trustee            $19,200              N/A              $66,300/2/
Edward M. Roob, Trustee             $19,200              N/A              $66,300/2/
Adela Cepeda, Trustee                $8,100              N/A              $32,700/3/
J. Mikesell Thomas, Trustee          $8,100              N/A              $32,700/3/

/1/  Represents  aggregate annual compensation paid by the Trust to each Trustee indicated  for the  fiscal  year ended June 30,  2004.  Ms.  Cepeda and Mr.
     Thomas were elected to serve on Board of Trustees of the Trust on March 29,
     2004.

/2/  This amount  represents the aggregate  amount of  compensation  paid to the
     Trustees  for  service on the Board of  Directors/Trustees  of three  (with regard to Mr. Auch) and four (with regard to Messrs. Reilly and Roob) other investment  companies  managed by UBS Global AM  (Americas) or an affiliate for the fiscal year ended June 30, 2004.

/3/  This amount  represents the amount of  compensation  paid to Ms. Cepeda and
     Mr.  Thomas for service on the Board of Directors  of one other  investment company  managed by UBS Global AM (Americas) for the fiscal year ended June
     30, 2004, and beginning on March 29, 2004, two other  investment  companies managed by UBS Global AM (Americas).

Prior to July 1, 2004, the Trust paid each  Independent  Trustee a fee of $6,000 per year, plus $300 per Series per meeting. As of July 1, 2004, each Independent
Trustee  receives,  in the aggregate from the UBS Global AM family of funds,  an annual retainer of $30,000 for serving as a Board member,  a $2,000 retainer for serving as an Audit  Committee  member,  and a $2,000  retainer for serving as a
Nominating,  Compensation and Governance  Committee  member.  The foregoing fees will be allocated  among all such funds as follows:  (i) one-half of the expense will be allocated pro rata based on the funds' relative net assets at the end of the calendar  quarter  preceding  the date of payment;  and (ii) one-half of the expense will be allocated  equally  according to the number of such funds (i.e., expenses divided by number of funds). Each Independent Trustee will receive $300 per Series for each regular Board meeting (and each in-person  special  meeting)
actually  attended from the Trust. The Trust reimburses each Trustee and officer for  out-of-pocket  expenses in connection  with travel and  attendance at Board meetings.

No  officer,  director  or  employee  of UBS Global AM or any of its  affiliates presently  receive any compensation  from the Trust for acting as a Board member or officer.

Each Trustee sits on the Trust's Audit Committee,  which has the responsibility, among other  things,  to: (i) select,  oversee and set the  compensation  of the
Trust's independent  registered public accounting firm; (ii) oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate,  the internal controls of certain service providers;  (iii)
oversee the quality and objectivity of the Fund's  financial  statements and the independent  audit(s)  thereof;  and (iv) act as a liaison  between  the Trust's independent  registered  public  accounting  firm and the full Board.  The Audit
Committee met three times during the fiscal year ended June 30, 2004.

Each  Trustee  sits  on the  Trust's  Nominating,  Compensation  and  Governance
Committee (the  "Nominating  Committee"),  which has the  responsibility,  among
other  things,  to:  (i)  make   recommendations  and  to  consider  shareholder
recommendations for nominations for Board members;  (ii) review Board governance procedures  and  recommend  any  appropriate  changes to the full  Board;  (iii)
periodically review Independent  Trustee  compensation and recommend any changes to the Independent  Trustees as a group;  and (iv) make  recommendations  to the full  Board  for  nominations  for  membership  on all  committees,  review  all committee  assignments annually and periodically review the responsibilities and need for all committees of the Board.

The Nominating  Committee will consider nominees  recommended by Qualifying Fund
Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying
Fund  Shareholder  is a shareholder  that: (i) owns of record,  or  beneficially through a financial  intermediary,1/2of  1% or more of the  Trust's  outstanding shares; and (ii) has been a shareholder of at least1/2of 1% of the Trust's total outstanding  shares for 12 months or more prior to submitting the recommendation to the Nominating Committee.  In order to recommend a nominee, a Qualifying Fund
Shareholder should send a letter to the chairperson of the Nominating Committee,
Mr.  Walter  Auch,  care of the  Secretary  of the  Trust  at UBS  Global  Asset
Management, One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The Qualifying Fund Shareholder's letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation;  (ii) the number of shares of each class and series of shares of the Trust which are owned of record and  beneficially  by such  Qualifying  Fund
Shareholder  and the length of time that such  shares  have been so owned by the
Qualifying  Fund  Shareholder;  (iii)  a  description  of all  arrangements  and understandings  between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the  recommendation is being made;  (iv) the name and  address of the  nominee;  and (v) the  nominee's resume or curriculum  vitae.  The Qualifying Fund  Shareholder's  letter must be accompanied  by a written  consent of the  individual  to stand for  election if nominated for the Board and to serve if elected by shareholders.

The Nominating,  Compensation  and Governance  Committee met one time during the fiscal year ended June 30, 2004.

There is no separate Investment Committee. Items pertaining to these matters are submitted to the full Board.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI,  UBS Global AM (US)  owned  100% of all  outstanding shares of the Fund and thus may be deemed a controlling  shareholder of the Fund until additional  shareholders purchase shares. As of the same date, none of the
Trustees  or  officers  of the Fund  beneficially  owned any of the  outstanding shares of the Fund.

Any  person  who owns  beneficially,  either  directly  or  through  one or more controlled  companies,  more than 25% of the  voting  securities  of the Fund is presumed  to  control  the Fund  under the  provisions  of the Act.  Note that a controlling  person  possesses  the  ability to control  the  outcome of matters submitted for shareholder vote of the Fund.

   INVESTMENT ADVISORY, PRINCIPAL UNDERWRITING AND OTHER SERVICE ARRANGEMENTS

Advisor

UBS Global  Asset  Management  (Americas)  Inc.  manages  the assets of the Fund pursuant to its investment  advisory  agreement with the Fund (the "Agreement").
The  Advisor is an  investment  management  firm  managing  approximately  $61.3 billion,  as of December  31,  2004,  primarily  for  institutional  pension and profit-sharing funds. The Advisor is an indirect, wholly-owned subsidiary of UBS
AG ("UBS") and a member of the UBS Global Asset Management  Division,  which had approximately $527.4 billion in assets under management as of December 31, 2004.

The Advisor also serves as the investment  advisor or sub-advisor to twenty-five other  investment  companies:  UBS  Relationship  Funds,  Fort  Dearborn  Income
Securities,  Inc., UBS (US) Group Trust, Allmerica Core Equity Fund-Large Value,
AXP Partners  Small  Growth Fund,  BB&T  International  Equity Fund,  Enterprise
Growth & Income Portfolio (Enterprise Accumulation Trust), Enterprise Growth and
Income Fund (Enterprise Group of Funds),  Enterprise  Strategic  Allocation Fund
(Enterprise  Group of Funds),  Guardian  UBS Large Cap Value Fund,  Guardian UBS
Small Cap Value  Fund,  Guardian  UBS VC large Cap Value Fund,  Guardian  UBS VC
Small Cap Value Fund, ING DSI Enhanced S&P 500 Portfolio, ING UBS Tactical Asset
Allocation Portfolio,  ING UBS U.S. Balanced Portfolio,  JPMorgan  Multi-Manager
Small Cap Growth Fund, Lincoln Variable  Insurance  Products  Trust-Global Asset
Allocation  Fund,  Manulife  Global  Allocation  Trust,  MTB  (formerly  Vision)
International  Equity Fund, Ohio National Small Cap Growth,  Principal  Partners
Small Cap Growth  Fund II,  Principal  Small Cap Growth  Fund,  Inc.,  Principal
Variable Contracts Fund, Inc., and Saratoga Health & Biotechnology Portfolio.

Pursuant to its  Agreement  with the Trust,  on behalf of the Fund,  the Advisor will receive from the Fund for providing  investment advisory services a monthly fee at an annual rate  according to the  following  fee  schedule:  0.55% on the first $500 million of assets under management; 0.50% on the next $500 million to
$1 billion of assets  under  management;  0.475% on the next $1 billion to $ 1.5 billion  of assets  under  management;  0.450% on the next $1.5  billion  to $ 2 billion of assets under management;  and 0.425% above $2 billion of assets under management.  The Advisor is responsible  for paying its expenses.  The Fund will pay the following expenses: (1) the fees and expenses of the Trust's Independent
Trustees;  (2) the  salaries  and  expenses  of any of the  Trust's  officers or employees who are not affiliated with the Advisor;  (3) interest  expenses;  (4)
taxes and  governmental  fees;  (5)  brokerage  commissions  and other  expenses incurred in acquiring or disposing of portfolio securities;  (6) the expenses of registering  and qualifying  shares for sale with the SEC and with various state securities  commissions;  (7) auditing and legal costs; (8) insurance  premiums;
(9) fees and expenses of the Trust's custodian, administrator and transfer agent and any related  services;  (10) expenses of obtaining  quotations of the Funds'
portfolio  securities  and of  pricing  the  Funds'  shares;  (11)  expenses  of maintaining  the Trust's legal  existence and of  shareholders'  meetings;  (12)
expenses of preparation and  distribution  to existing  shareholders of reports, proxies and  prospectuses;  and (13) fees and expenses of membership in industry organizations.

The Fund is subject to a  contractual  expense limit at the rate of 0.85% of the
Fund's average daily net assets,  excluding any 12b-1 Plan fees. The contractual fee waiver and/or  expense  reimbursement  agreement  will remain in place until
June 30, 2005. Thereafter,  the expense limit for the Fund will be reviewed each year, at which time the  continuation of the expense limit will be considered by the Advisor and the Board of Trustees. The contractual fee waiver agreement also provides that the Advisor is entitled to  reimbursement of fees it waived and/or expenses it reimbursed  for a period of three years  following  such fee waivers and expense  reimbursements,  provided that the reimbursement by the Fund of the
Advisor  will  not  cause  the  total  operating  expense  ratio to  exceed  the contractual limit as then may be in effect for the Fund.

General expenses of the Trust (such as costs of maintaining corporate existence, legal  fees,  insurance,  etc.) will be  allocated  among the Fund and the other series of the Trust in  proportion to their  relative net assets.  Expenses that relate  exclusively to the Fund, such as certain  registration  fees,  brokerage commissions and other portfolio expenses, will be borne directly by the Fund.

At the December 14, 2004 meeting of the Trust's Board of Trustees,  the Trustees considered  and  approved  for a period of two years the  Agreement  between the
Trust and the Advisor on behalf of the Fund.

In considering the approval of the Agreement,  the Trustees analyzed the nature, quality and scope of the  services  to be  provided to the Fund by the  Advisor, including the investment strategies and techniques to be employed by the Advisor in managing the Fund.  The Trustees also  reviewed the revenues  projected to be received  and the expenses  project to be incurred by the Advisor in  performing the  services  required  under  the  Agreement,  as well as the cost  allocation methods used in calculating such expenses.  The Trustees  considered the fees to be paid to the Advisor under the Agreement,  as well as the  compensation  to be paid to UBS Global AM (US),  the  Advisor's  affiliate,  for the  administrative services to be provided to the Fund.  In  addition,  the  Trustees  reviewed the
Fund's  projected  fees and expense ratio in comparison to the fees and expenses of comparable bond funds and other series of the Trust.

The  Trustees  also  evaluated:  (i) the  investment  advisory  personnel at the
Advisor  responsible for managing the Fund, and the Advisor's  in-house research capabilities,  as well as other resources available to the Advisor's  personnel, including  research services  available to the Advisor as a result of securities transactions  effected for the other series of the Trust and the Advisor's other investment  advisory  clients;  and (ii) the procedures of the Advisor to ensure compliance with the Fund's investment  restrictions,  relevant tax and reporting requirements,  as well as the procedures of the Advisor with respect to possible conflicts of interest,  including the Advisor's code of ethics, trade allocation procedures  for its various  investment  advisory  clients,  and best  execution procedures.  The Trustees gave substantial  consideration to the fees to be paid under the Agreement.  The Board  considered the fact that the advisory fee to be paid to the Advisor contains  "breakpoints"  that will decrease the advisory fee payable to the Advisor as the Fund's assets  increase.  The Trustees  noted that the fee analysis presented by the Advisor indicated that the Fund should realize economies  of scale as the  Fund's  assets  grow.  The  Trustees  noted that the maximum advisory fee for the Fund was lower than the average advisory fee in the bond fund universe.  The Trustees also considered that the Advisor has agreed to a one-year contractual expense cap on the Fund's total annual operating expenses at a rate that is lower than the current median total expense ratio for the bond fund  universe.  The  Trustees  also noted that the Advisor has more than twenty years of  experience  in  managing  global  investment  portfolios  and that the investment advisory personnel responsible for managing the Fund have significant experience managing other bond series in the UBS Family of Funds. Based on these considerations  and  the  overall  high-quality  of the  personnel,  operations, financial condition,  investment advisory  capabilities and methodologies of the
Advisor,  the  Trustees  concluded  that the  advisory  fee to be paid under the
Agreement  is fair and  reasonable,  and the scope and quality of services to be provided by the Advisor to the Fund were consistent with the Fund's  operational requirements  and sufficient to approve the Agreement  between the Trust and the
Advisor.

Portfolio Manager.  UBS Global AM's investment  professionals are organized into investment  management  teams,  with a particular  team  dedicated to a specific asset class. John A. Penicook is the lead portfolio manager for the Fund.

The following table provides  information  relating to other accounts managed by
Mr. Penicook as of February 28, 2005:

                                                          Other Pooled
                                         Registered        Investment      Other
                                    Investment Companies    Vehicles      Accounts
Number of Accounts Managed                   23                11           100*
Number of Accounts Managed with
Performance-Based Advisory Fees             None              None          None
Assets Managed (in millions)              $27,883            $2,110       $14,638
Assets Managed with Performance-
Based Advisory Fees (in millions)           None              None          None

*    approximately

The  management  of the  Fund and  other  accounts  could  result  in  potential conflicts of interest if the Fund and other accounts have different  objectives, benchmarks  and fees because the  portfolio  manager and his team must  allocate time and investment expertise across multiple accounts,  including the Fund. The portfolio  manager and his team manage the Fund and other  accounts  utilizing a model portfolio  approach that groups similar accounts within a model portfolio.
The Advisor  manages  accounts  according to the  appropriate  model  portfolio,
including  where  possible,   those  accounts  that  have  specific   investment
restrictions.  Accordingly, portfolio holdings, position sizes, and industry and sector  exposures  tend to be similar  across  accounts,  which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited  investment  opportunity that may be suitable for more than one account or model portfolio,  the Fund may not be able to take  full  advantage  of that  opportunity  due to an  allocation  of filled purchase or sale orders across all eligible model  portfolios  and accounts.  To deal with these  situations,  the Advisor has adopted  procedures for allocating portfolio  trades  across  multiple  accounts to provide  fair  treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest.  The Advisor and the Fund have adopted Codes of
Ethics that  govern such  personal  trading but there is no  assurance  that the
Codes will adequately address all such conflicts.

The compensation  received by portfolio managers at UBS Global AM, including Mr.
Penicook,  includes a base  salary  and  incentive  compensation  based on their personal  performance.  UBS Global AM's  compensation and benefits  programs are designed to provide its investment  professionals  with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of the investment  professionals with the interests of UBS Global AM's clients. Overall compensation can be grouped into four categories:

o    Competitive  salary,   benchmarked  to  maintain  competitive  compensation
     opportunities.
o    Annual bonus, tied to individual contributions and investment performance.
o    UBS equity awards, promoting company-wide success and employee retention.
o    Partnership Incentive Program (PIP), a phantom-equity-like  program for key senior staff.

Base salary is used to recognize the  experience,  skills and knowledge that the investment  professionals  bring to their roles. Salary levels are monitored and adjusted  periodically  in order to remain  competitive  within  the  investment management industry.

Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components:  1)
the firm's overall business success;  2) the performance of the respective asset class and/or investment mandate; and 3) an individual's specific contribution to the firm's results.  UBS Global AM strongly  believes that tying bonuses to both long-term  (3-year) and  shorter-term  (1-year)  portfolio  performance  closely aligns the  investment  professionals'  interests  with those of UBS Global AM's clients.

UBS AG  Equity.  Senior  investment  professionals,  such as Mr.  Penicook,  may receive a portion of their  annual  performance-based  incentive  in the form of deferred or restricted UBS AG shares or employee  stock  options.  UBS Global AM believes that this  reinforces  the critical  importance  of creating  long-term business  value and also  serves as an  effective  retention  tool as the equity shares typically vest over a number of years.

Broader equity share  ownership is encouraged for all employees  through "Equity
Plus." This  long-term  incentive  program gives  employees the  opportunity  to purchase  UBS stock with  after-tax  funds from their  bonus or salary.  Two UBS stock  options  are given for each share  acquired  and held for two years.  UBS
Global AM feels this engages its  employees  as partners in the firm's  success, and helps to maximize its integrated business strategy.

Partnership  Incentive  Program  (PIP).  Designed to promote an  entrepreneurial culture and drive long-term  thinking,  the PIP is a phantom equity-like program for key senior staff  (approximately  top 2%). By tying  compensation to overall firm performance  over the mid-to  longer-term,  the program offers  significant compensation  opportunities  for UBS Global AM's senior staff.  Mr.  Penicook is eligible for this program.

As of the date of this SAI, Mr.  Penicook did not own shares of the Fund because the Fund has not yet been publicly offered.

Administrative, Accounting and Custody Services

Administrative and Accounting  Services.  UBS Global AM (US), with its principal office located at 51 West 52nd Street, New York, New York 10019-6114,  serves as the Fund's  administrator.  The Administrator is an indirect  wholly-owned asset management subsidiary of UBS. The Administrator is an affiliate of the Advisor.

As administrator,  the  Administrator  supervises and manages all aspects (other than  investment  advisory  activities)  of the  Fund's  operations.  Under  the
Administration  Contract,  the Administrator will not be liable for any error of judgment or mistake of law or for any loss  suffered  by the Fund,  the Trust or any of its shareholders in connection with the performance of the Administration
Contract,  except a loss resulting from willful misfeasance,  bad faith or gross negligence on the part of the  Administrator in the performance of its duties or
from  reckless  disregard  of  its  duties  and  obligations   thereunder.   The
Administration  Contract  terminates  automatically  upon its  assignment and is terminable at any time without penalty by the Board or by vote of the holders of a majority of the Fund's  outstanding  voting  securities,  on 60 days'  written notice to the Administrator,  or by the Administrator on 60 days' written notice to the Trust.  The Fund pays a fee to the  Administrator  that is computed daily and paid monthly at an annual rate of 0.075% of average  daily net assets of the
Fund.

J.P.  Morgan  Investors  Services  Co.  ("J.P.   Morgan")  provides  accounting,
portfolio  valuation  and certain  administrative  services for the Fund under a
Multiple  Services  Agreement  between the Trust and JPMorgan  Chase Bank.  J.P.
Morgan is located at 73 Tremont Street, Boston, MA 02108-3913 and is a corporate affiliate of JPMorgan Chase Bank.

Custody Services. JPMorgan Chase Bank, located at 270 Park Avenue, New York, New
York 10017, provides custodian services for the securities and cash of the Fund.
The custody fee  schedule  is based  primarily  on the net amount of assets held during the period for which payment is being made plus a per transaction fee for
transactions   during  the  period.   JPMorgan   Chase  Bank  utilizes   foreign
sub-custodians  under  procedures  approved  by the  Board  in  accordance  with applicable legal requirements.

Principal Underwriting Arrangements

UBS Global AM (US) (the "Underwriter") acts as the principal underwriter of each class of shares of the Fund pursuant to a Principal  Underwriting  Contract with the Trust. The Principal  Underwriting  Contract requires the Underwriter to use its best efforts,  consistent with its other  businesses,  to sell shares of the
Fund. Shares of the Fund are offered  continuously.  The Underwriter enters into dealer agreements with other broker-dealers  (affiliated and non-affiliated) and with other financial institutions to authorize them to sell Fund shares.

Under  separate  plans  pertaining to the Class A and Class C shares of the Fund adopted by the Trust in the  manner  prescribed  under Rule 12b-1  under the Act
(each,  respectively,  a "Class A Plan" and  "Class C Plan,"  and  collectively,
"Plans"), the Fund pays the Underwriter a service fee, accrued daily and payable monthly,  at the annual rate of 0.15% of the average daily net assets of Class A shares and 0.25% of the  average  daily net assets of Class C shares.  Under the
Class C Plan, the Fund pays the  Underwriter a distribution  fee,  accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of the class of shares. There is no distribution plan with respect to the Fund's
Class Y shares and the Fund pays no service or distribution fees with respect to its Class Y shares.

The  Underwriter  uses the service  fees under the Plans for Class A and Class C shares  primarily  to pay dealers for  shareholder  servicing,  currently at the annual  rate of 0.15%  for  Class A shares  and  0.25% for Class C shares of the aggregate  investment amounts maintained in the Fund by each dealer. Each dealer then  compensates its investment  professionals  for shareholder  servicing that they  perform  and  offsets  its  own  expenses  in  servicing  and  maintaining shareholder accounts including related overhead expenses.

The Underwriter uses the distribution  fees under the Class C Plan to offset the commissions  it pays to dealers for selling  the Fund's  Class C shares,  and to offset the Fund's  marketing costs  attributable to Class C shares,  such as the preparation,  printing and  distribution  of sales  literature,  advertising and prospectuses  and other  shareholder  materials to  prospective  investors.  The
Underwriter  may also use  distribution  fees to pay additional  compensation to dealers and to offset other costs  allocated to the  Underwriter's  distribution activities.

The  Underwriter  receives  the  proceeds of the initial  sales charge paid when
Class A shares are bought and of the contingent  deferred sales charge paid upon sales of shares. These proceeds also may be used to cover distribution expenses.

The Plans and the Principal Underwriting Contract specify that the Fund must pay service and distribution fees to the Underwriter as compensation for its service and distribution related activities,  not as reimbursement for specific expenses incurred. Therefore, even if the Underwriter's expenses for the Fund exceeds the service or distribution fees it receives,  the Fund will not be obligated to pay more than those fees. On the other hand, if the Underwriter's  expenses are less than such fees,  it will retain its full fees and realize a profit.  Expenses in excess of  service  and  distribution  fees  received  or  accrued  through  the termination date of any Plan will be the Underwriter's  sole  responsibility and not  that  of  the  Funds.  Annually,  the  Board  reviews  the  Plans  and  the
Underwriter's  corresponding  expenses  for  each  class of  shares  of the Fund separately from the Plans and expenses of the other classes of shares.

Among other things,  each Plan provides that (1) the Underwriter  will submit to the  Board at least  quarterly,  and the  Board  members  will  review,  reports regarding  all amounts  expended  under the Plan and the purposes for which such expenditures  were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved by the Board, including those Board members who are not "interested persons" of the
Trust and who have no direct or indirect  financial interest in the operation of the Plan or any  agreement  related  to the Plan,  acting in person at a meeting called for that  purpose,  (3)  payments by the Fund under the Plan shall not be materially  increased  without the  approval  by a majority  of the  outstanding voting  securities  of the  relevant  class of the Fund;  and (4) while the Plan remains in effect,  the  selection  and  nomination of Board members who are not
"interested  persons" of the Trust shall be committed to the  discretion  of the
Board members who are not "interested persons" of the Trust.

In  reporting  amounts  expended  under  the  Plans to the  Board  members,  the
Underwriter  allocates  expenses  attributable  to the sale of each class of the
Fund's  shares to such class based on the ratio of sales of shares of such class to the sales of both classes of shares. The fees paid by one class of the Fund's shares will not be used to  subsidize  the sale of any other class of the Fund's shares.

In approving the Class A Plan and the Class C Plan, the Board considered all the features of the distribution system and the anticipated benefits to the Fund and its  shareholders.  With  regard to each  Plan,  the Board  considered:  (1) the advantages to the  shareholders  of economies of scale  resulting from growth in the  Fund's  assets and  potential  continued  growth;  (2) the  services  to be provided to the Fund and its shareholders by the  Underwriter;  (3) the services
to  be  provided  by  dealers   pursuant  to  each  dealer  agreement  with  the
Underwriter;  and (4) the anticipated  Underwriter  shareholder  service-related and, where applicable, distribution-related expenses and costs.

With  respect to each  Plan,  the Board  considered  all  compensation  that the
Underwriter  would  receive  under  the  Plan  and  the  Principal  Underwriting
Contract,  including  service fees and, as  applicable,  initial sales  charges, distribution  fees  and  contingent  deferred  sales  charges.  The  Board  also considered the benefits that would accrue to the Underwriter  under each Plan in
that  the  Underwriter  would  receive  service,   distribution,   advisory  and
administrative  fees that are calculated  based upon a percentage of the average net assets of the Fund which fees would  increase  if the Plans were  successful and the Fund attained and maintained significant asset levels.

Transfer Agency Services

PFPC Inc.  ("PFPC"),  a  subsidiary  of PNC Bank,  N.A.,  serves as the  Trust's transfer and dividend disbursing agent. It is located at 760 Moore Road, King of
Prussia, PA 19406.

Independent Registered Public Accounting Firm

Ernst & Young LLP  ("Ernst & Young"),  New York,  New York,  is the  independent registered public accounting firm of the Fund.

Legal Counsel

Stradley,  Ronon,  Stevens & Young, LLP,  Philadelphia,  Pennsylvania,  is legal counsel to the Trust and the Independent Trustees.

Personal Trading Policies

The Trust,  the Advisor and the Underwriter  have adopted a Code of Ethics.  The
Code of  Ethics  establishes  standards  by which  employees  of UBS  Global  AM
(including  all employees of the Advisor and  Underwriter)  (together,  "Covered
Persons") must abide when engaging in personal securities trading conduct.

Under the Code of Ethics,  Covered  Persons are  prohibited  from: (i) knowingly buying,  selling or  transferring  any security  (subject to narrow  exceptions)
within five calendar days before or after that same  security,  or an equivalent security,  is  purchased  or sold by the Fund;  (ii)  entering  into a net short position with respect to any security that is held by the Fund; (iii) purchasing or  selling  futures  (except  currency  forwards)  that  are not  traded  on an exchange,  as  well as  options  on any  type of  futures;  and  (iv)  acquiring securities  in an  initial  public  offering  (other  than a new  offering  of a registered open-end investment company).

In  addition,   Covered  Persons  must  obtain  prior  written  approval  before purchasing,  selling or transferring any security subject to certain  exceptions listed in the Code of Ethics.  Covered Persons and Trustees are required to file the following reports:  (1) an initial holdings report disclosing all securities owned by the Covered Person or Interested  Trustee and any  securities  accounts maintained  by the Covered  Person or  Interested  Trustee,  which must be filed within ten days of becoming a Covered Person or Interested Trustee  (Independent
Trustees are not required to file this  report);  and (2)  quarterly  reports of security  investment  transactions  and  new  securities  accounts.  Independent
Trustees  need only report a transaction  in a security if such Trustee,  at the time of the  transaction,  knew or should have known,  in the ordinary course of fulfilling  his official  duties as a Trustee,  that,  during the 15-day  period immediately  preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund, or was being considered for purchase or sale by the Fund.

A copy of the Code of Ethics has been filed with and is  available  through  the
SEC.

Proxy Voting Policies

The Board of Trustees  believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the
Board has  delegated  the  responsibility  to vote such proxies to UBS Global AM
(Americas).  Following is a summary of UBS Global AM  (Americas)'s  proxy voting policy.

You may obtain  information  about the Fund's  proxy voting  decisions,  without charge,  online on the Trust's  website  (www.ubs.com/ubsglobalam-proxy)  or the
EDGAR database on the SEC's website (www.sec.gov).

The proxy voting  policy of UBS Global AM (Americas) is based on its belief that voting rights have economic  value and must be treated  accordingly.  Generally,
UBS Global AM  (Americas)  expects the boards of directors of companies  issuing securities held by its clients to act as stewards of the financial assets of the company,  to exercise good  judgment and practice  diligent  oversight  with the management  of the  company.  While  there  is no  absolute  set of  rules  that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior,  there are certain benchmarks,  which, if substantial progress is made toward, give evidence of good corporate governance.
UBS  Global AM  (Americas)  may  delegate  to an  independent  proxy  voting and research  service the  authority to exercise the voting rights  associated  with certain client  holdings.  Any such delegation  shall be made with the direction that the votes be exercised in accordance with UBS Global AM (Americas)'s  proxy voting policy.

When UBS Global AM (Americas)'s view of a company's management is favorable, UBS
Global AM (Americas) generally supports current management initiatives. When UBS
Global AM  (Americas)'s  view is that changes to the management  structure would probably  increase  shareholder  value, UBS Global AM (Americas) may not support existing management proposals. In general, UBS Global AM (Americas): (1) opposes proposals which act to entrench  management;  (2) believes that boards should be independent of company management and composed of persons with requisite skills,
knowledge  and  experience;   (3)  opposes  structures  which  impose  financial
constraints  on  changes  in  control;  (4)  believes   remuneration  should  be
commensurate  with  responsibilities  and  performance;  and (5)  believes  that appropriate  steps should be taken to ensure the  independence of the registered public accounting firm.

UBS Global AM (Americas) has implemented procedures designed to identify whether it has a conflict of interest in voting a particular  proxy proposal,  which may arise as a result  of its or its  affiliates'  client  relationships,  marketing efforts or banking,  investment banking and broker/dealer activities. To address such  conflicts,  UBS Global AM  (Americas)  has  imposed  information  barriers between it and its  affiliates  who  conduct  banking,  investment  banking  and broker/dealer  activities and has  implemented  procedures to prevent  business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global
AM  (Americas) is aware of a conflict  with respect to a particular  proxy,  its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Portfolio Holdings Disclosure Policies And Procedures

Introduction.  UBS Global AM and the  Trust's  Board of  Trustees  have  adopted portfolio holdings  disclosure  policies and procedures to govern the disclosure of the portfolio  holdings of the Fund.  The Trust's  policy with respect to the release of portfolio  holdings is to only release  such  information  consistent
with  applicable   legal   requirements   and  the  fiduciary   duties  owed  to
shareholders.  Subject to the limited exceptions described below, the Trust will not make available to anyone outside of UBS Global Asset  Management  non-public information  with  respect  to its  portfolio  holdings,  until such time as the information  is made  available to all  shareholders  or the general  public.  A description  of the type and frequency of portfolio  holdings that are disclosed to the public is contained in the Fund's Prospectus.

The portfolio holdings  disclosure  policies and procedures require that the UBS
Global AM Legal and  Compliance  Departments  address any material  conflicts of interest  regarding a disclosure of portfolio  holdings and determine  whether a disclosure of the Fund's portfolio holdings is for a legitimate business purpose and in the best interest of the Fund's  shareholders  prior to an officer of the
Trust or an  attorney  in the UBS  Global AM Legal  Department  authorizing  the disclosure  of  portfolio  holdings.  The UBS  Global  AM Legal  and  Compliance
Departments will periodically review how the Fund's portfolio holdings are being disclosed  to  and  used  by,  if at  all,  service  providers,  UBS  Global  AM affiliates,  fiduciaries,  and  broker-dealers  to  ensure  that such use is for
legitimate   business   reasons  and  in  the  best   interests  of  the  Fund's
shareholders.

The Trust's Board of Trustees exercises  continuing  oversight of the disclosure of Fund portfolio holdings by: (i) overseeing the implementation and enforcement of the portfolio holdings disclosure  policies and procedures,  the Trust's code of ethics and policies and procedures regarding the misuse of inside information by the chief  compliance  officer of the Trust;  (ii)  considering  reports  and
recommendations   by  the  chief  compliance  officer  concerning  any  material compliance  matters (as  defined in Rule 38a-1  under the Act and Rule  206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies;  and (iii) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. UBS Global
AM and the Board reserve the right to amend the Trust's  policies and procedures regarding the disclosure of portfolio  holdings of the Fund at any time and from time to time without prior notice in their sole discretion.

Disclosure  of  Complete  Portfolio  Holdings  to Service  Providers  Subject to
Confidentiality and Trading Restrictions. UBS Global AM, for legitimate business purposes,  may  disclose  Fund  complete  portfolio  holdings  at times it deems necessary  and  appropriate  to  rating  and  ranking  organizations,  financial
printers,   proxy  voting  service  providers,   pricing  information   vendors,
third-parties that deliver  analytical,  statistical or consulting  services and other third parties that provide services (collectively, "Service Providers") to
UBS Global Asset Management and/or the Fund.

Disclosure of complete  portfolio  holdings to a Service Provider is conditioned on the Service Provider being subject to a duty of confidentiality,  including a duty not to trade on the basis of any material nonpublic  information,  pursuant to the terms of the service agreement between the Service Provider and the Trust or UBS  Global  AM, or the terms of a separate  confidentiality  agreement.  The frequency with which complete  portfolio  holdings may be disclosed to a Service
Provider, and the length of lag, if any, between the date of information and the date  on  which  the  information  is  disclosed  to the  Service  Provider,  is determined based on the facts and circumstances,  including, without limitation, the nature of the portfolio  holdings  information to be disclosed,  the risk of harm to the Fund and its  shareholders,  and the  legitimate  business  purposes served by such disclosure.  Disclosure of Fund complete  portfolio holdings to a
Service Provider must be authorized by an officer of the Trust or by an attorney in the UBS Global Asset Management Legal Department.

Disclosure  of  Complete  Portfolio  Holdings  to UBS  Global  Asset  Management
Affiliates  and  Certain  Fiduciaries  Subject to  Confidentiality  and  Trading
Restrictions.  Fund  complete  portfolio  holdings may be disclosed  between and among the following  persons  (collectively,  "Affiliates and  Fiduciaries") for legitimate  business  purposes  within  the scope of their  official  duties and responsibilities,  subject to such persons'  continuing duty of  confidentiality and duty not to trade on the basis of any  material  nonpublic  information,  as such duties are imposed  under the Trust's  and/or UBS Global  Asset  Management code of ethics, the Trust's policies and procedures  regarding the prevention of the misuse of inside  information,  by agreement or under applicable laws, rules and  regulations:  (i)  persons  who are  subject  to the codes of ethics or the policies  and  procedures  regarding  the  prevention  of the  misuse  of inside information;  (ii) an investment adviser, distributor,  administrator,  transfer agent or custodian to the Fund;  (iii) an  accounting  firm, an auditing firm or outside legal counsel retained by UBS Global Asset Management or the Trust; (iv)
an investment  adviser to whom complete portfolio holdings are disclosed for due diligence  purposes when the adviser is in merger or acquisition  talks with the
Fund's current adviser;  and (v) a newly hired investment adviser or sub-adviser to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete  portfolio  holdings may be disclosed  between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the  information  and the date on which the information is disclosed between  and  among  the  Affiliates  and  Fiduciaries,  is  determined  by such
Affiliates  and  Fiduciaries  based on the facts and  circumstances,  including, without  limitation,  the nature of the  portfolio  holdings  information  to be disclosed,  and  the  risk of harm to the  Fund  and its  shareholders,  and the legitimate business purposes served by such disclosure.

Arrangements   to  Disclose   Portfolio   Holdings  to  Service   Providers  and
Fiduciaries.  As of the date of this SAI, the  specific  Service  Providers  and
Fiduciaries with whom the Trust has arrangements to provide  portfolio  holdings in advance of their release to the general public in the course of performing or to enable them to perform services for the Fund are:

o    JP Morgan Chase Bank, the Fund's  Custodian,  receives  portfolio  holdings information daily on a real-time basis.

o    Thomas Corporation  receives portfolio holdings  information so that it may assist the Fund in production  of its  quarterly  fact sheet on a quarterly basis.  The portfolio  holdings  information is provided with a one-day lag between  the date of the  portfolio  holdings  information  and the date on which the information is disclosed to Thomas Corporation.

o    Ernst & Young  receives  portfolio  holdings  information  on an annual and semi-annual  basis, for reporting  purposes.  There is a 30-day lag between the date of  portfolio  holdings  information  and the  date on  which  the information  is  disclosed  to Ernst & Young.  Ernst & Young also  receives portfolio holdings  information once a year at a month-end for annual audit purposes.  In this case,  there is no lag between the date of the portfolio holdings  information and the date on which the information is disclosed to
     Ernst & Young.

o    The rating  agencies of  Morningstar,  Standard & Poor's and Lipper receive portfolio  holdings  information on a monthly basis so that the Fund may be included  in each rating  agency's  industry  reports and other  materials.
     There  is  a  30-day  lag  between  the  date  of  the  portfolio  holdings information  and the date on which  the  information  is  disclosed  to the rating agencies.

Disclosure  of  Portfolio  Holdings to  Broker-Dealers  in the Normal  Course of
Managing Fund Assets. An investment adviser,  administrator or custodian for the
Fund may, for legitimate  business  purposes  within the scope of their official duties  and  responsibilities,  disclose  portfolio  holdings  (whether  partial
portfolio  holdings  or  complete  portfolio   holdings)  and  other  investment
positions  comprising the Fund to one or more  broker-dealers  during the course of,  or  in  connection  with,  normal  day-to-day  securities  and  derivatives transactions with or through such broker-dealers  subject to the broker-dealer's
legal  obligation  not  to  use  or  disclose  material  nonpublic   information
concerning the Fund's portfolio holdings, other investment positions, securities transactions or derivatives  transactions without the consent of the Fund or its agents.  The Fund has not given its consent to any such use or disclosure and no person or agent of UBS Global AM is  authorized  to give such consent  except as approved  by the Trust's  Board of  Trustees.  In the event  consent is given to disclose  portfolio  holdings to a  broker-dealer,  the frequency with which the portfolio  holdings may be disclosed to a  broker-dealer,  and the length of the lag,  if any,  between  the date of the  information  and the date on which  the information is disclosed to the broker-dealer,  is determined based on the facts and circumstances,  including,  without limitation,  the nature of the portfolio holdings  information to be disclosed,  and the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure.

Disclosure  of  Non-Material  Information.  Policies  and  procedures  regarding non-material  information  permit the  officers of the Trust,  UBS Global  Asset
Management Fund portfolio managers and senior officers of UBS Global AM Finance,
Compliance and Legal Departments (collectively,  "Approved  Representatives") to
disclose  any  views,  opinions,   judgments,   advice  or  commentary,  or  any
analytical, statistical, performance or other information, in connection with or relating to the Fund or its portfolio holdings and/or other investment positions
(collectively, commentary and analysis) or any changes in the portfolio holdings of the Fund that  occurred  after the most recent  calendar-quarter  end (recent portfolio  changes)  to any  person  if such  information  does  not  constitute material nonpublic information.

An  Approved  Representative  must make a good faith  determination  whether the information  constitutes  material  nonpublic  information,  which  involves  an assessment of the  particular  facts and  circumstances.  UBS Global AM believes that in most cases recent  portfolio  changes that involve a few or even several securities  in a  diversified  portfolio or  commentary  and  analysis  would be immaterial  and would not  convey  any  advantage  to a  recipient  in making an investment decision concerning the Fund. Nonexclusive examples of commentary and analysis  about the Fund include:  (i) the  allocation  of the Fund's  portfolio holdings and other  investment  positions among various asset classes,  sectors, industries  and  countries;  (ii)  the  characteristics  of the  stock  and bond components  of the Fund's  portfolio  holdings and other  investment  positions;
(iii) the  attribution  of Fund  returns by asset  class,  sector,  industry and country;  and (iv) the  volatility  characteristics  of the  Fund.  An  Approved
Representative may in its sole discretion  determine whether to deny any request for information made by any person, and may do so for any reason or no reason.

Approved  Representatives  include  persons  employed by or associated  with UBS
Global AM who have been  authorized  by the UBS Global AM's Legal  Department to disclose recent portfolio  changes and/or  commentary and analysis in accordance with the applicable policies and procedures.

Disclosure of Portfolio  Holdings As Required by Applicable  Law. Fund portfolio holdings and other investment  positions comprising a Fund shall be disclosed to any person as required by applicable laws,  rules and  regulations.  Examples of such required  disclosure  include,  but are not limited to,  disclosure of Fund portfolio  holdings:  (i) in a filing  or  submission  with  the SEC or  another regulatory  body; (ii) in connection with seeking recovery on defaulted bonds in a federal  bankruptcy  case;  (iii) in  connection  with a  lawsuit;  or (iv) as required by court order.

Prohibitions  on  Disclosure of Portfolio  Holdings.  No person is authorized to disclose Fund portfolio  holdings or other investment  positions (whether online at www.ubs.com in writing,  by fax, by e-mail,  orally or by other means) except in accordance  with the  applicable  policies and  procedures.  In addition,  no person  is  authorized  to  make  disclosure  pursuant  to  these  policies  and procedures  if  such  disclosure  is  otherwise  unlawful  under  the  antifraud provisions  of the federal  securities  laws (as defined in Rule 38a 1 under the
Act). Furthermore,  UBS Global AM, in its sole discretion,  may determine not to disclose portfolio holdings or other investment positions comprising the Fund to any person who could otherwise be eligible to receive such information under the applicable  policies and procedures,  or may determine to make such  disclosures publicly as provided by the policies and procedures.

Prohibitions on Receipt of Compensation  or Other  Consideration.  The portfolio holdings  disclosure  policies and procedures  prohibit the Fund, its investment adviser  and any  other  person  to pay or  receive  any  compensation  or other consideration  of any type  for the  purpose  of  obtaining  disclosure  of Fund portfolio holdings or other investment positions.  "Consideration"  includes any agreement  to maintain  assets in the Fund or in other  investment  companies or accounts  managed by the investment  adviser or by any affiliated  person of the investment adviser.

Bank Line of Credit

The Fund participates with other funds managed by UBS Global AM in a $50 million committed credit facility with JPMorgan Chase Bank, to be utilized for temporary financing  until the  settlement of sales or purchases of portfolio  securities, the repurchase or redemption of shares at the request of shareholders  and other temporary or emergency purposes. Under the credit facility arrangement, the Fund has agreed to pay a commitment  fee, pro rata,  based on the relative asset size of the funds  participating in the credit facility.  Interest is charged to each fund at rates based on prevailing market rates at the time of borrowings.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's  portfolio  business and the  negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Fund invests are traded in the over-the-counter market. These securities are generally  traded on a net basis with dealers  acting as principal for their own accounts  without a stated  commission,  although the bid/ask  spread  quoted on securities  includes  an implicit  profit to the  dealers.  In  over-the-counter transactions,  orders are placed directly with a principal market-maker unless a better  price  and  execution  can be  obtained  by  using a  broker.  Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner  deemed fair and  reasonable  to the Fund.  Under its investment  advisory  agreement  with the Fund,  the  Advisor is  authorized  to utilize the trading desk of its foreign affiliates to execute foreign securities transactions,  but monitors  the  selection  by such  affiliates  of brokers and dealers used to execute transactions for the Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price.  However,  subject to  policies  established  by the  Board  of  the  Trust,  the  Fund  may  pay a
broker-dealer a commission for effecting a portfolio transaction for the Fund in excess of the amount of commission another  broker-dealer  would have charged if the Advisor  determines in good faith that the commission paid was reasonable in relation to the brokerage or research services  provided by such  broker-dealer,
viewed  in  terms  of  that  particular   transaction  or  such  firm's  overall
responsibilities  with respect to the clients,  including  the Fund, as to which the  Advisor  exercises  investment  discretion.  In  selecting  and  monitoring broker-dealers  and negotiating  commissions,  the Advisor  considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical  material or other services to the Fund or to the Advisor.  Such services  include advice, both  directly  and  in  writing,  as  to  the  value  of  the  securities;  the advisability  of  investing  in,  purchasing  or  selling  securities;  and  the availability of securities,  or purchasers or sellers of securities,  as well as analyses and reports concerning issues, industries, securities, economic factors and trends,  portfolio strategy and the performance of accounts. This allows the
Advisor to supplement  its own  investment  research  activities  and obtain the views and  information  of  others  prior to making  investment  decisions.  The
Advisor is of the opinion  that,  because  this  material  must be analyzed  and reviewed by its staff,  the receipt  and use of such  material  does not tend to reduce  expenses  but may  benefit  the  Fund  by  supplementing  the  Advisor's research.

The Advisor effects  portfolio  transactions for other investment  companies and advisory accounts.  Research services furnished by dealers through whom the Fund effects its securities  transactions may be used by the Advisor in servicing all of their  accounts;  not all such  services may be used in  connection  with the
Fund.  In the opinion of the Advisor,  it is not possible to measure  separately the  benefits  from  research  services to each of the accounts  (including  the
Fund).  The Advisor will attempt to equitably  allocate  portfolio  transactions among the Fund and others whenever concurrent  decisions are made to purchase or sell securities by the Fund and another.  In making such allocations between the
Fund and others, the main factors to be considered are the respective investment objectives,  the relative  size of portfolio  holdings of the same or comparable securities,  the  availability  of cash for  investment,  the size of investment commitments  generally  held and the  opinions  of the persons  responsible  for recommending  investments  to the  Fund  and the  others.  In some  cases,  this procedure  could  have an  adverse  effect on the Fund.  In the  opinion  of the
Advisor,  however,  the results of such procedures will, on the whole, be in the best interest of each of the clients.

When buying or selling  securities,  the Fund may pay commissions to brokers who are affiliated with the Advisor or the Fund. The Fund may purchase securities in certain underwritten offerings for which an affiliate of the Fund or the Advisor may act as an underwriter. The Fund may effect futures transactions through, and pay  commissions  to, futures  commission  merchants who are affiliated with the
Advisor or the Fund in accordance with procedures adopted by the Board.

Portfolio Turnover

The Fund is free to dispose of its portfolio  securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the Fund's investment objective. The Fund will not attempt to achieve or be limited to a  predetermined  rate of portfolio turnover,  such a turnover always being  incidental to  transactions  undertaken with a view to achieving that Fund's investment objective.

The Fund  does not  intend  to use  short-term  trading  as a  primary  means of achieving its  investment  objective.  The rate of portfolio  turnover  shall be calculated  by  dividing  (a) the  lesser of  purchases  and sales of  portfolio securities  for the  particular  fiscal year by (b) the  monthly  average of the value of the portfolio securities owned by the Fund during the particular fiscal year.  Such monthly  average  shall be  calculated by totaling the values of the portfolio  securities  as of the  beginning  and end of the  first  month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

A high portfolio turnover rate (over 100%) may involve  correspondingly  greater brokerage  commissions and other transaction costs, which will be borne directly by the Fund  and  ultimately  by the  Fund's  shareholders.  In  addition,  high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

                          SHARES OF BENEFICIAL INTEREST

The  Trust  currently  offers  three  classes  of shares  for the Fund:  the UBS
Fund-Class A (the Class A shares), UBS Fund-Class C (the Class C shares) and UBS
Fund-Class Y (the Class Y shares).  The Fund is authorized to issue an unlimited number of shares of beneficial  interest with a $0.001 par value per share. Each share of beneficial interest  represents an equal proportionate  interest in the assets  and  liabilities  of  the  Fund  and  has  identical  voting,  dividend, redemption,  liquidation,  and other rights and preferences as the other classes of the  Fund,  except  that  only  the  Class A shares  may  vote on any  matter affecting the Class A Plan.  Similarly,  only Class C shares may vote on matters that affect only the Class C Plan. No class may vote on matters that affect only another  class.  Under  Delaware  law, the Trust does not  normally  hold annual meetings of shareholders.  Shareholders'  meetings may be held from time to time to  consider  certain  matters,  including  changes  to the  Fund's  fundamental investment objective and fundamental investment policies,  changes to the Fund's investment  advisory agreement and the election of Trustees when required by the
Act. When matters are submitted to  shareholders  for a vote,  shareholders  are entitled to one vote per share with proportionate  voting for fractional shares.
The shares of the Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority, from time to time, to divide or combine  the shares of the Fund into a greater or lesser  number of shares so affected. In the case of a liquidation of the Fund, each shareholder of the Fund will be  entitled  to  share,  based  upon the  shareholder's  percentage  share ownership,  in the distribution out of assets, net of liabilities,  of the Fund.
No shareholder is liable for further calls or assessment by the Fund.

On any matters affecting only one series or class, only the shareholders of that series or class are  entitled  to vote.  On  matters  relating  to the Trust but affecting the series of the Trust  differently,  separate  votes by the affected series or classes are required.  With respect to the  submission to  shareholder vote of a matter requiring  separate voting by series or class, the matter shall have been  effectively  acted  upon  with  respect  to any  series or class if a majority of the outstanding  voting securities of that series or class votes for the approval of the matter,  notwithstanding  that:  (1) the matter has not been approved by a majority of the outstanding  voting securities of any other series or  class;  and (2) the  matter  has not  been  approved  by a  majority  of the outstanding voting securities of the Trust.

The Trustees of the Trust do not intend to hold annual  meetings of shareholders of the Fund. The SEC, however,  requires the Trustees to promptly call a meeting for the  purpose of voting  upon the  question  of removal of any  Trustee  when requested to do so by not less than 10% of the  outstanding  shareholders of the
Fund. In addition,  subject to certain conditions,  shareholders of the Fund may apply  to  the  Fund  to  communicate  with  other  shareholders  to  request  a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

       REDUCED SALES CHARGES, ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

Sales Charge Reductions and Waivers

Waivers of Sales  Charges--Class A Shares. The following additional sales charge waivers are available for Class A shares if you:

o    Acquire shares in connection  with a  reorganization  pursuant to which the
     Fund acquires  substantially  all of the assets and  liabilities of another fund in exchange solely for shares of the acquiring Fund;

o    Acquire shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc.  that were  acquired  during that fund's initial  public  offering of shares and that meet certain other conditions described in its prospectus; or

o    Acquire shares in connection with shares  purchased by UBS Global AM or any affiliate on behalf of a discretionary advisory client.

Reinstatement  Privilege--Class A Shares. Shareholders who have redeemed Class A shares may  reinstate  their  account  without a sales charge by  notifying  the transfer  agent of such  desire  and  forwarding  a check  for the  amount to be purchased within 365 days after the date of redemption.  The reinstatement  will be made at the net asset  value  per share  next  computed  after the  notice of reinstatement  and check are  received.  The  amount of a  purchase  under  this reinstatement  privilege  cannot exceed the amount of the  redemption  proceeds.
Gain on a redemption  will be taxable  regardless  of whether the  reinstatement privilege is exercised,  although a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, in which event an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement  privilege.  Gain or loss on a redemption  also will be readjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares,  under the  circumstances and to the extent described in  "Taxes--Special  Rule for Class A Shareholders,"
below.

Purchases  of  Class  A  Shares   Through  the  UBS   Financial   Services  Inc.
InsightOne(SM) Program.  Investors who purchase shares through the UBS Financial
Services Inc.  InsightOne(SM) Program are eligible to purchase Class A shares of the funds for which the Underwriter  serves as investment  advisor or investment manager  without a sales load,  and may exchange those shares for Class A shares of the Fund.  The UBS Financial  Services Inc.  InsightOne(SM)  Program offers a nondiscretionary brokerage account to UBS Financial Services Inc. clients for an asset-based  fee at an annual rate of up to 1.50% of the assets in the  account.
Account holders may purchase or sell certain investment  products without paying commissions or other markups/markdowns.

Payments by UBS Global  AM(US)--Class Y Shares.  Class Y shares are sold without sales  charges and do not pay ongoing  12b-1  distribution  or service  fees. As distributor of the Class Y shares,  the Underwriter may, from time to time, make payments  out of its own  resources  to  dealers  who sell Class Y shares of the
Family Funds to shareholders who buy $5 million or more at any one time.

Purchases of Shares Through the PACE(SM) Multi Advisor Program.  An investor who participates in the PACE(SM) Multi Advisor Program is eligible to purchase Class
A shares. The PACE(SM) Multi Advisor Program is an advisory program sponsored by
UBS Financial  Services Inc. that provides  comprehensive  investment  services, including investor profiling,  a personalized asset allocation strategy using an appropriate combination of funds, and a quarterly investment performance review.
Participation  in the PACE(SM) Multi Advisor Program is subject to payment of an advisory fee at the effective  maximum annual rate of 1.5% of assets.  Employees of UBS Financial  Services Inc. and its  affiliates  are entitled to a waiver of this fee. Please contact your UBS Financial  Services Inc.  Financial Advisor or
UBS Financial Services Inc.  correspondent firms for more information concerning mutual funds that are available through the PACE(SM) Multi Advisor Program.

Additional  Information  Regarding  Purchases  Through Letter of Intent.  To the
extent that an investor  purchases less than the dollar amount  indicated on the
Letter of Intent within the 13-month  period,  the sales charge will be adjusted upward for the entire amount purchased at the end of the 13- month period.  This adjustment  will be made by redeeming  shares first from amounts held in escrow, and then from the account to cover the additional sales charge,  the proceeds of which will be paid to the investor's  investment  professional and UBS Global AM
(US), as applicable, in accordance with the Prospectus.

Letters of Intent are not available for certain employee benefit plans.

Additional Exchange and Redemption Information.  As discussed in the Prospectus, eligible  shares of the Fund may be  exchanged  for shares of the  corresponding class of other series of the Trust and most other Family  Funds.  Class Y shares are not eligible for exchange.

Shareholders  will  receive  at least  60 days'  notice  of any  termination  or material  modification of the exchange offer, except no notice need be given if, under  extraordinary  circumstances,  either redemptions are suspended under the circumstances described below or the Fund temporarily delays or ceases the sales of its shares because it is unable to invest  amounts  effectively in accordance with the Fund's investment objective, policies and restrictions.

The  Trust  will  satisfy  redemption  requests  in cash to the  fullest  extent feasible,  so long as such payments  would not, in the opinion of the Advisor or
the  Board,   result  in  the  necessity  of  the  Fund  selling   assets  under
disadvantageous conditions and to the detriment of the remaining shareholders of the Fund.  Pursuant to the Trust's  Agreement and Declaration of Trust,  payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. Under unusual circumstances, when the Board deems it in the best interest  of the  Fund's  shareholders,  the Trust may make  payment  for shares repurchased  or redeemed in whole or in part in  securities of the Fund taken at current values.  With respect to such redemptions in kind, the Trust has made an election  pursuant to Rule 18f-1 under the Act.  This will  require the Trust to redeem in cash at a  shareholder's  election  in any case  where the  redemption involves  less  than  $250,000  (or 1% of the  Fund's  net  asset  value  at the beginning of each 90-day period during which such redemptions are in effect,  if that  amount  is less than  $250,000),  during  any  90-day  period  for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. In-kind payments to non-affiliated  shareholders  need not constitute a cross-section  of the Fund's portfolio.  Where a shareholder has requested redemption of all or a part of the shareholder's  investment and where the Fund computes such  redemption  in-kind, the Fund  will  not  recognize  gain or loss for  federal  tax  purposes  on the securities  used to compute the redemption,  but the shareholder  will recognize gain or loss  equal  to the  difference  between  the fair  market  value of the securities  received and the  shareholder's  basis in the Fund shares  redeemed.
Pursuant to redemption  in-kind procedures adopted by the Board on behalf of the
Fund, the Trust is permitted to pay redemptions in-kind to shareholders that are affiliated persons of the Fund by nature of a greater than 5% ownership interest in the Fund.

The Fund may  suspend  redemption  privileges  or  postpone  the date of payment during any period:  (1) when the New York Stock  Exchange  ("NYSE") is closed or trading  on the  NYSE is  restricted  as  determined  by the  SEC;  (2)  when an emergency  exists,  as  defined  by  the  SEC,  that  makes  it  not  reasonably practicable  for the Fund to  dispose  of  securities  owned by it or  fairly to determine the value of its assets; or (3) as the SEC may otherwise  permit.  The redemption price may be more or less than the shareholder's  cost,  depending on the market value of the Fund's portfolio at the time.

Financial Institutions.  The Fund may authorize financial institutions, or their agents,  to accept on the Fund's behalf purchase and redemption  orders that are in "good form" in accordance with the policies of those  institutions.  The Fund will be deemed to have received these  purchase and redemption  orders when such financial institution or its agent accepts them. Like all customer orders, these orders will be priced  based on the Fund's net asset value next  computed  after receipt of the order by the financial  institutions  or their agents.  Financial institutions  may  include  retirement  plan  service  providers  who  aggregate purchase and redemption  instructions received from numerous retirement plans or plan participants.

Automatic  Investment  Plan--Class A and Class C Shares. The Underwriter or your investment  professional  offers  an  automatic  investment  plan with a minimum initial investment of $1,000 through which the Fund will deduct $50 or more on a monthly, quarterly, semi-annual or annual basis from the investor's bank account to invest  directly  in the Fund's  Class A or Class C shares.  In  addition  to providing a convenient and disciplined manner of investing, participation in the automatic  investment  plan enables an investor to use the  technique of "dollar cost  averaging."  When a shareholder  invests the same dollar amount each month under the plan,  the  shareholder  will purchase more shares when the Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique,  a shareholder's average purchase price per share over any given  period will be lower than if the  shareholder  purchased a fixed number of shares on a monthly  basis  during the  period.  Of course,  investing through  the  automatic  investment  plan does not  assure a profit  or  protect
against  loss  in  declining  markets.   Additionally,   because  the  automatic
investment plan involves  continuous  investing  regardless of price levels,  an investor  should  consider his or her  financial  ability to continue  purchases through  periods of both low and high price  levels.  An  investor  should  also consider  whether a large,  single  investment  would  qualify  for  sales  load reductions.

Automatic Cash Withdrawal Plan--Class A and Class C

The Automatic Cash Withdrawal Plan allows investors to set up monthly, quarterly
(March, June, September and December), semi-annual (June and December) or annual
(December)  withdrawals  from their Family Fund accounts.  A minimum  balance of
$5000 must be maintained and the minimum withdrawal amount is $100.

Withdrawals  under the Automatic Cash  Withdrawal  Plan will not be subject to a contingent  deferred sales charge if the investor  withdraws no more than 12% of the  value  of the Fund  account  when the  shareholder  signed  up for the plan
(during  the first  year  under the  plan).  Shareholders  who elect to  receive dividends or other distributions in cash may not participate in the plan.

An investor's participation in the Automatic Cash Withdrawal Plan will terminate automatically  if the "Initial  Account Balance" (a term that means the value of the Fund  account  at the time the  shareholder  elects  to  participate  in the
Automatic Cash  Withdrawal  Plan),  less aggregate  redemptions  made other than pursuant to the Automatic Cash  Withdrawal  Plan, is less than the minimum value specified  above.  Purchases of additional  shares of the Fund  concurrent  with withdrawals  are  ordinarily  disadvantageous  to  shareholders  because  of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month  for  monthly,  quarterly  and  semi-annual  plans,  your  investment professional  will arrange for redemption by the Fund of sufficient  Fund shares to provide the withdrawal  payments  specified by  participants in the Automatic
Cash  Withdrawal  Plan.  The payments  generally are mailed  approximately  five
Business Days  (defined  under "Net Asset  Value")  after the  redemption  date.
Withdrawal payments should not be considered dividends, but redemption proceeds.
If  periodic  withdrawals  continually  exceed  reinvested  dividends  and other distributions,  a shareholder's  investment may be  correspondingly  reduced.  A shareholder  may change the amount of the automatic cash withdrawal or terminate participation  in the Automatic Cash  Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to your investment professional  or PFPC.  Instructions  to  participate  in the plan,  change  the withdrawal  amount or terminate  participation in the plan will not be effective until  five days after  written  instructions  with  signatures  guaranteed  are received by PFPC.  Shareholders  may request the forms  needed to  establish  an
Automatic Cash Withdrawal Plan from their  investment  professionals  or PFPC at
1-800-647-1568.

Individual Retirement Accounts

Self-directed  IRAs are  available in which  purchases of shares of Family Funds and other  investments may be made.  Investors  considering  establishing an IRA should review applicable tax laws and should consult their tax advisors.

Transfer of Accounts

If  investors  holding  Class  A,  Class C or  Class Y  shares  of the Fund in a brokerage  account  transfer their brokerage  accounts to another firm, the Fund shares  will be moved to an account  with PFPC.  However,  if the other firm has entered into a dealer  agreement with the Underwriter  relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

Transfer of Securities

At the  discretion  of the Trust,  investors  may be permitted to purchase  Fund shares by  transferring  securities to the Fund that meet the Fund's  investment objective and  policies.  Securities  transferred  to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next  determination of net asset value after such acceptance.
Shares issued by the Fund in exchange for securities will be issued at net asset value per  share of the Fund  determined  as of the same  time.  All  dividends, interest,  subscription,  or other rights  pertaining to such  securities  shall become  the  property  of the  Fund  and  must be  delivered  to the Fund by the investor  upon receipt from the issuer.  Investors who are permitted to transfer such  securities  will be required to recognize a gain or loss on such  transfer and pay tax thereon, if applicable,  measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless:  (1) such  securities are,  at the  time  of the  exchange,  eligible  to be  included  in the  Fund's
portfolio  and  current  market   quotations  are  readily  available  for  such
securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions  upon their sale by the Fund under the 1933  Act,  or under the laws of the  country  in which the  principal market for such securities  exists, or otherwise;  and (3) the value of any such security (except U.S.  government  securities)  being  exchanged,  together with other securities of the same issuer owned by the Fund, will not exceed 5% of the
Fund's net assets immediately after the transaction.

                                 NET ASSET VALUE

The Fund  determines its net asset value per share  separately for each class of shares,  normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each  Business  Day when the NYSE is open.  Prices  will be calculated  earlier when the NYSE closes early  because  trading has been halted for the day.  Currently  the NYSE is open for trading every day (each such day a
"Business  Day") except  Saturdays,  Sundays,  and the following  holidays:  New
Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday,  Memorial
Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities  that are listed on  exchanges  normally  are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where  securities are traded on more than one exchange,  the securities are generally valued on the exchange considered by the Advisor as the primary  market.  Securities  traded in the  over-the-counter market and listed on the Nasdaq Stock Market  ("Nasdaq")  normally are valued at the Nasdaq Official Closing Price ("NOCP");  other  over-the-counter  securities are  valued at the last bid  price  available  prior to  valuation  (other  than short-term  investments  that  mature in 60 days or less,  which  are  valued as described  further  below).  Where  market  quotations  are  readily  available, portfolio  securities  are valued based upon market  quotations,  provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of
the  security.   Where  those  market  quotations  are  not  readily  available, securities  are valued based upon  appraisals  received  from a pricing  service using a  computerized  matrix  system  or based  upon  appraisals  derived  from
information   concerning  the  security  or  similar  securities  received  from recognized  dealers in those  securities.  All other securities and other assets are valued at fair value as  determined  in good faith by or under the direction of the Board.  It should be recognized  that judgment often plays a greater role in valuing thinly traded  securities,  including many lower rated bonds, than is the case  with  respect  to  securities  for  which a  broader  range of  dealer quotations and last-sale information is available.  The amortized cost method of valuation  generally  is used to  value  debt  obligations  with 60 days or less remaining  until  maturity,  unless  the  Board  determines  that  this does not represent fair value.

                                    TAXATION

Additional Information on Distributions and Taxes

Distributions

Distributions  of Net Investment  Income.  The Fund receives income generally in the form of  dividends  and  interest  on its  investments.  This  income,  less expenses  incurred  in the  operation  of the Fund,  constitutes  the Fund's net investment  income  from which  income  dividends  may be paid to you.  The Fund calculates  income  dividends and capital gains  distributions  the same way for each class. The amount of any income  dividends per share will differ,  however, generally due to any  differences in the  distribution  and service (Rule 12b-1)
fees  applicable  to the  classes.  If you are a taxable  investor,  any  income dividends  the Fund pays are taxable to you as ordinary  income,  except that, a portion  of the  income  dividends  designated  by the  Fund  will be  qualified dividend  income  eligible for taxation by individual  shareholders at long-term capital gain rates.

Capital Gain Distributions. The Fund may realize capital gains and losses on the sale or other disposition of its portfolio  securities.  Distributions  from net short-term  capital gains are taxable to you as ordinary  income.  Distributions from net long-term  capital gains are taxable to you as long-term capital gains, regardless  of how long you have owned your shares in the Fund.  Any net capital gains realized by the Fund generally are distributed  once each year, and may be distributed  more  frequently,  if necessary,  to reduce or eliminate  excise or income taxes on the Fund.

Investments in Foreign Securities

The next four paragraphs  describe tax considerations that are applicable to the
Fund's investments in foreign securities.

Effect  of  Foreign  Withholding  Taxes.  The Fund  may be  subject  to  foreign withholding  taxes on income from certain  foreign  securities.  This,  in turn, could reduce the Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund's total assets at the end of a fiscal  year is  invested  in foreign  securities,  the Fund may elect to pass  through to you your pro rata  share of foreign  taxes paid by the
Fund. If this election is made,  the Fund may report more taxable  income to you than it actually  distributes.  You will then be entitled  either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit  for these  taxes  against  your U.S.  federal  income  tax  (subject  to limitations  for  certain  shareholders).  The Fund  will  provide  you with the information  necessary to complete your  personal  income tax return if it makes this election.

You should also be aware that use of foreign  dividends,  designated by the Fund as dividends from qualifying  foreign  corporations and subject to reduced rates of taxation on qualified  dividend  income,  may reduce the otherwise  available foreign tax credits on your  federal  income tax return.  Shareholders  in these circumstances  should talk with their  personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns.

Effect of Foreign Debt  Investments and Hedging on  Distributions.  Most foreign exchange gains  realized on the sale of debt  securities are treated as ordinary income by the Fund.  Similarly,  foreign exchange losses realized on the sale of debt  securities  generally  are  treated as ordinary  losses.  These gains when distributed  are taxable to you as ordinary  income,  and any losses  reduce the
Fund's  ordinary  income  otherwise  available  for  distribution  to you.  This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.  A return of capital generally is not taxable to you,  but  reduces  the tax basis of your  shares in the Fund.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC  Securities.  The Fund may invest in  securities  of foreign  entities that could be deemed for tax  purposes  to be passive  foreign  investment  companies
(PFICs).  When investing in PFIC securities,  the Fund intends to mark-to-market these  securities  and  recognizes any gains at the end of its fiscal and excise
(described  below) tax years.  Deductions  for losses are allowable  only to the extent of any current or previously  recognized  gains.  These gains (reduced by allowable  losses) are  treated as ordinary  income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that the  designation  of a foreign  security as a PFIC  security will cause its income  dividends  to  fall  outside  of the  definition  of  qualified  foreign corporation  dividends.  These  dividends  generally  will not  qualify  for the reduced rate of taxation on qualified  dividends when  distributed to you by the
Fund.

Information  on the Amount and Tax  Character  of  Distributions.  The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid,  and will  advise you of their tax status for federal income tax purposes  shortly after the close of each calendar  year. If you have not  owned  your  Fund  shares  for a full  year,  the  Fund may  designate  and distribute to you, as ordinary income,  qualified  dividends or capital gains, a percentage  of income that may not be equal to the actual amount of each type of income  earned during the period of your  investment in the Fund.  Distributions declared  in  December  but paid in  January  are  taxable  to you as if paid in
December.

Election  to be Taxed as a Regulated  Investment  Company.  The Fund  intends to elect and  qualify,  to be  treated  as a  regulated  investment  company  under
Subchapter M of the Code. As a regulated  investment company, the Fund generally will pay no federal  income tax on the income and gains it  distributes  to you.
The  Board  reserves  the right not to elect or  maintain  regulated  investment company status for the Fund if the Board  determines this course of action to be beneficial to shareholders.  In that case, the Fund would be subject to federal, and  possibly  state,  corporate  taxes on its  taxable  income and  gains,  and distributions  to you would be taxed as  dividend  income  to the  extent of the
Fund's earnings and profits.

Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the Code requires a fund to  distribute to you by December 31 of each year, at a minimum, the following amounts:

o    98% of its taxable ordinary income earned during the calendar year;

o    98% of its capital  gain net income  earned  during the twelve month period ending October 31; and

o    100% of any  undistributed  amounts of these  categories  of income or gain from the prior year.

The Fund intends to declare and pay these  distributions  in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances  that its  distributions  will be sufficient to eliminate all taxes.

Redemption of Shares

Redemptions.  Redemptions  (including redemptions in-kind) and exchanges of Fund shares are taxable  transactions  for federal and state income tax purposes.  If you redeem your Fund shares,  or exchange them for shares of a different  Family
Fund, the Internal  Revenue  Service  requires you to report any gain or loss on your  redemption or exchange.  If you hold your shares as a capital  asset,  any gain or loss that you  realize  is a capital  gain or loss and is  long-term  or short-term, generally depending on how long you have owned your shares.

Redemptions  at a Loss within Six Months of Purchase.  Any loss  incurred on the redemption  or  exchange  of shares  held for six months or less is treated as a long-term  capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Special Rule for Class A and C  Shareholders.  A special tax rule applies when a shareholder sells or exchanges shares of the Fund within 90 days of purchase and subsequently acquires shares of the Fund or another Family Fund without paying a sales  charge  due to  the  365-day  reinstatement  privilege  or  the  exchange privilege.  In these  cases,  any gain on the sale or exchange  of the  original shares would be increased,  or any loss would be decreased, by the amount of the sales charge paid when those shares were bought,  and that amount would increase the basis in the Fund or Family Fund shares subsequently acquired.

Wash Sales.  All or a portion of any loss that you realize on the  redemption of your Fund shares is  disallowed  to the extent that you buy other  shares in the
Fund (through  reinvestment of dividends or otherwise)  within 30 days before or after your share  redemption.  Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S.  Government  Securities.  The  income  earned on  certain  U.S.  government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from  interest  earned on these  securities,  subject  in some  states to minimum investment or reporting requirements that must be met by the. The income on Fund  investments  in  certain  securities,  such as  repurchase  agreements,
commercial  paper  and  federal  agency-backed   obligations  (e.g.,  Government
National Mortgage  Association (GNMA) or Fannie Mae securities),  generally does not qualify for  tax-free  treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals.  For individual  shareholders,  it is anticipated  that a portion  of the  income  dividends  paid by the Fund will be qualified dividend income eligible for taxation at long-term capital gain rates.
This reduced rate of taxation  generally is available for dividends  paid by the
Fund out of income earned on its investment in:

o    domestic corporations, and

o    qualified foreign corporations, including:

     -    corporations incorporated in a possession of the U.S.,

     -    corporations  eligible  for income tax treaty  benefits  with the U.S.
          under treaties  determined by the Treasury Department to be qualified,
          and

     -    corporations whose stock is traded on domestic securities exchange.

Dividends from  corporations  exempt from tax,  dividends  from passive  foreign investment  companies  (PFICs),  and dividends paid from interest  earned by the
Fund on debt  securities  generally  will not  qualify  for this  favorable  tax treatment.

Both the Fund and the investor must meet certain holding period  requirements to qualify Fund dividends for this treatment.  Specifically, the Fund must hold the stock for at least 61 days during the 121-day  period  beginning  60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the  dividend  payment.  When  counting the number of days you held your
Fund  shares,  include the day you sold your shares but not the day you acquired these shares.

While the income  received in the form of a  qualified  dividend is taxed at the same rates as long-term  capital gains,  such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example,  you will not be allowed to offset your long-term  capital  losses against  qualified dividend income on your federal income tax return. Any qualified dividend income that  you  elect  to be taxed at these  reduced  rates  also  cannot  be used as investment income in determining your allowable investment interest expense. For other  limitations on the amount of or use of qualified  dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year,  the Fund will  designate the portion of its ordinary dividend income that meets the definition of qualified  dividend income taxable at reduced rates.  If 95% or more of the Fund's income is from qualified
sources,   it  will  be  allowed  to  designate  100%  of  its  ordinary  income distributions as qualified  dividend income.  This designation rule may have the effect of converting small amounts of ordinary income or net short-term  capital gains,  that  otherwise  would be taxable as  ordinary  income,  into  qualified dividend income eligible for taxation at reduced rates.

Dividends-Received Deduction for Corporations. For corporate shareholders, it is anticipated  that a portion of the  dividends  paid by the Fund will qualify for the dividends-received  deduction,  provided certain holding period requirements are met.  You may be  allowed  to  deduct  these  qualified  dividends,  thereby
reducing   the  tax  that  you  would   otherwise   be  required  to  pay.   The
dividends-received  deduction  is  available  only  with  respect  to  dividends designated by the Fund as qualifying for this  treatment.  Qualifying  dividends generally  are limited to  dividends  of domestic  corporations.  All  dividends
(including the deducted portion) are included in your calculation of alternative minimum taxable income.

Investment in Complex Securities. The Fund may invest in complex securities that could require it to adjust the amount,  timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments.  This, in turn, could affect the amount,  timing and/or tax character of income  distributed  to you. For example:

Derivatives.  With respect to the Funds' investment in certain options, futures, forwards or foreign currency  contracts,  it could be required to mark-to-market these  contracts and realize any unrealized  gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the  contracts  generally  would be treated as 60%  long-term  and 40%
short-term  gains or  losses,  but gains or losses on certain  foreign  currency contracts would be treated as ordinary income or losses.  In determining its net
income  for  excise  tax   purposes,   the  Fund  also  would  be   required  to
mark-to-market  these contracts  annually as of October 31 (for capital gain net income)  and  December  31 (for  taxable  ordinary  income),  and to realize and distribute any resulting income and gains.

Constructive  Sales. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Tax Straddles. The Fund's investment in options,  futures,  forwards, or foreign currency  contracts  (or  in  substantially  similar  or  related  property)  in connection with certain hedging  transactions  could cause it to hold offsetting positions  in  securities.  If the Fund's risk of loss with  respect to specific securities  in its  portfolio is  substantially  diminished  by the fact that it holds  other  securities,  the Fund could be deemed to have  entered  into a tax
"straddle"  or to hold a  "successor  position"  that  would  require  any  loss realized by it to be deferred for tax purposes.

Securities  Purchased at Discount.  The Fund may invest in securities  issued or purchased at a discount,  such as zero coupon,  step-up or payment-in-kind (PIK)
bonds,  that could require it to accrue and distribute  income not yet received.
If it invests in these securities, the Fund could be required to sell securities in its  portfolio  that it  otherwise  might have  continued to hold in order to generate sufficient cash to make these distributions.

Short Sales and Securities Lending  Transactions.  The Fund's entry into a short sale  transaction  or an  option  or  other  contract  could be  treated  as the
"constructive  sale"  of an  "appreciated  financial  position,"  causing  it to realize gain, but not loss, on the position. Additionally, the Fund's entry into securities  lending  transactions may cause the replacement income earned on the loaned  securities  to fall  outside of the  definition  of  qualified  dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

Non-U.S. Shareholders.  Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

The United Sates  imposes a flat 30%  withholding  tax (or lower treaty rate) on
U.S.  source  dividends.  Capital gain  dividends  paid by a Fund from long-term capital gains are generally exempt from withholding.  The American Jobs Creation
Act of 2004 also exempts from withholding dividends paid by a Fund from interest income and short-term capital gains to the extent such income would be exempt if earned directly by the non-U.S.  shareholder.  Thus, capital gain dividends paid by a Fund from either  long-term or  short-term  capital  gains (other than gain realized on disposition of U.S. real property interests) are not subject to U.S.
withholding  tax unless the gain is effectively  connected with the conduct of a trade or business in the United States or you are a nonresident alien individual present in the United  States  for a period or periods  aggregating  183 days or more during the taxable year.

Similarly,  interest-related  dividends paid by a Fund from  qualified  interest income are not subject to U.S.  withholding  tax.  "Qualified  interest  income"
includes,  in  general,  (1) bank  deposit  interest;  (2)  short-term  original discount;  (3) interest (including original issue discount,  market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund
is  a  10-percent   shareholder   or  is  contingent   interest;   and  (4)  any
interest-related dividend from another RIC.

The  exemption  from  withholding  for  short-term  capital gain  dividends  and interest-related  dividends  paid by a Fund is effective for dividends paid with respect to taxable  years of the Fund  beginning  after  December  31,  2004 and before January 1, 2008.

The American Jobs Creation Act of 2004 also  provides a partial  exemption  from
U.S estate tax for stock in a Fund held by the estate of a nonresident decedent.
The amount  treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter  immediately  preceding the decedent's  death that are debt obligations,  deposits,  or other property that would generally be treated as situated  outside the United  States if held  directly by the estate.
This  provision  applies to decedents  dying after  December 31, 2004 and before
January 1, 2008.

Special U.S. tax certification requirements apply to non-U.S.  Shareholders both to avoid  U.S.  back up  withholding  imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the  shareholder's  country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other Form W-8 if applicable) to establish  that you are not a U.S.  person,  to claim that you are the  beneficial  owner of the income and, if  applicable,  to claim a reduced  rate of, or  exemption  from,  withholding  as a resident  of a country  with which the United  States has an income tax  treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period  beginning  on the date  signed and ending on the last day of the third succeeding  calendar year unless an earlier  change of  circumstances  makes the information on the form incorrect.

You should consult your tax advisor about the federal,  state,  local or foreign tax consequences of an investment in a Fund.

                            PERFORMANCE CALCULATIONS

From time to time, performance  information,  such as yield or total return, may be quoted in  advertisements  or in  communications  to present  or  prospective shareholders.  Performance  quotations represent the Fund's past performance and should not be considered as representative of future results.  The current yield will be calculated by dividing the net investment income earned per share by the
Fund during the period stated in the  advertisement  (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the  maximum  net  asset  value  per  share on the last  day of the  period  and annualizing  the result on a  semi-annual  compounded  basis.  The Fund's  total return may be  calculated  on an  annualized  and  aggregate  basis for  various periods  (which  periods will be stated in the  advertisement).  Average  annual return reflects the average percentage change per year in value of an investment in the Fund.  Aggregate total return reflects the total  percentage  change over the stated period.

To help  investors  better  evaluate how an investment in the Fund might satisfy their investment objectives, advertisements regarding the Fund may discuss yield or total return as reported by various  financial  publications.  Advertisements may also  compare  yield or total  return  to  other  investments,  indices  and averages. The following  publications,  benchmarks,  indices and averages may be used:  Lipper Mutual Fund  Performance  Analysis;  Lipper Fixed Income Analysis;
Lipper Mutual Fund Indices;  Morgan Stanley  Indices;  Lehman Brothers  Treasury
Index;  Salomon  Smith  Barney  Indices;  Dow  Jones  Composite  Average  or its
component  indices;  Standard & Poor's 500 Stock Index or its component indices;
Wilshire Indices;  The New York Stock Exchange  composite or component  indices;
CDA Mutual  Fund  Report;  Weisenberger-Mutual  Funds  Panorama  and  Investment
Companies;  Mutual  Fund  Values and Mutual  Fund  Service  Book,  published  by
Morningstar,  Inc.;  comparable portfolios managed by the Advisor; and financial publications,  such as Business Week,  Kiplinger's  Personal Finance,  Financial
World, Forbes,  Fortune, Money Magazine,  The Wall Street Journal,  Barron's, et
al., which rate fund performance over various time periods.

The  principal  value of an investment  in the Fund will  fluctuate,  so that an investor's shares, when redeemed,  may be worth more or less than their original cost.  Any fees charged by banks or other  institutional  investors  directly to their  customer  accounts in connection  with  investments in shares of the Fund will not be included in the Fund's calculations of yield or total return.

Performance  information for the various classes of shares of the Fund will vary due to the effect of expense ratios on the performance calculations.

                 FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

Because the Fund is new,  financial  statements  are not yet  available  for the
Fund.

                                   APPENDIX A

                             CORPORATE DEBT RATINGS

            Moody's Investors Service, Inc. describes classifications
                         of corporate bonds as follows:
Aaa.  Bonds that are rated Aaa are judged to be of the best quality.  They carry the  smallest  degree  of  investment  risk  and are  generally  referred  to as
"gilt-edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high  quality by all  standards.
Together with the Aaa group,  they  comprise  what are  generally  known as high grade.  They are rated lower than the best bonds  because  margins of protection may not be as large as in Aaa securities or  fluctuation of protective  elements may be of greater  amplitude or there may be other  elements  present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable  investment  attributes and are to be considered as upper medium-grade  obligations.  Factors giving security to principal  and interest  are  considered  adequate,  but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly  protected nor poorly  secured).  Interest  payments and principal  security  appear  adequate  for the present  but  certain  protective elements may be lacking or may be  characteristically  unreliable over any great length of time. Such bonds lack outstanding  investment  characteristics  and in fact have speculative characteristics as well.

Ba.  Bonds  that are rated Ba are  judged to have  speculative  elements;  their future cannot be considered  as well assured.  Often the  protection of interest and  principal  payments may be very  moderate and thereby not well  safeguarded during  both  good  and bad  times  over the  future.  Uncertainty  of  position characterizes bonds in this class.

B.  Bonds  that are rated B  generally  lack  characteristics  of the  desirable investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the contract over any long period of time may be small.

CAA.  Bonds  that are  rated Caa are of poor  standing.  Such  issues  may be in default or there may be present  elements of danger with respect to principal or interest.

Ca. Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C.  Bonds  that are rated C are the  lowest  rated  class of bonds and issues so rated can be regarded as having  extremely  poor prospects of ever attaining any real investment standing.

Note:  Moody's  also  supplies  numerical  indicators  1,  2,  and  3 to  rating categories.  The  modifier 1 indicates  the security is in the higher end of its rating category;  the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes  classifications of corporate bonds as follows:

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely  strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality  debt  obligations.  Capacity to pay principal and interest is very strong and in the majority of instances, they differ from the AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest,  although they are  somewhat  more  susceptible  to the  adverse  effects  of  changes  in circumstances and economic conditions.

BBB.  Bonds  rated  BBB are  regarded  as  having an  adequate  capacity  to pay principal  and  interest.  Whereas they  normally  exhibit  adequate  protection parameters,  adverse  economic  conditions  or changing  circumstances  are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB.  Debt  rated BB has less  near-term  vulnerability  to  default  than  other speculative  grade  debt.  However,  it faces  major  ongoing  uncertainties  or exposure to adverse business,  financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

B. Debt rated B has a greater  vulnerability  to default but  presently  has the capacity to meet interest payments and principal  repayments.  Adverse business, financial or economic  conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC. Debt rated CCC has a current identifiable  vulnerability to default, and is dependent upon  favorable  business,  financial and economic  conditions to meet timely payments of interest and repayment of principal.  In the event of adverse business,  financial  or  economic  conditions,  it is not  likely  to have  the capacity to pay interest or repay principal.

CC. The rating CC is  typically  applied to debt  subordinated  to senior  debt, which is assigned an actual or implied CCC rating.

C. The rating C is typically  applied to debt subordinated to senior debt, which is assigned an actual or implied CCC rating.

D. Debt rated D is in  default,  or is  expected  to default  upon  maturity  or payment date.

CI. The rating CI is  reserved  for income  bonds on which no  interest is being paid.

Plus  (+) or  minus  (-):  The  ratings  from AA to CCC may be  modified  by the addition  of a plus or minus  sign to show  relative  standing  within the major rating categories.

                                   APPENDIX B

                                 SECONDARY RISKS

Listed below are the secondary risks of investing in the Fund.

Counterparty  Risk The risk that when the Fund  engages in  repurchase,  reverse repurchase,  derivative,  when-issued,  forward commitment,  delayed settlement, securities  lending and swap  transactions  with another party, it relies on the other party to consummate the  transaction and is subject to the risk of default by the other party.  Failure of the other party to complete the  transaction may cause  the  Fund to  incur a loss or to miss an  opportunity  to  obtain a price believed to be advantageous.

Credit Risk The risk that the issuer of a  security,  or the  counterparty  to a contract,  will default or otherwise be unable to honor a financial  obligation.
Debt securities rated below investment grade are especially  susceptible to this risk.

Derivative Risk The risk that downward price changes in a security may result in a loss  greater than the Fund's  investment  in the  security.  This risk exists through the use of certain securities or techniques that tend to magnify changes in an index or market.

High Yield Risk The risk that the issuer of bonds with ratings of BB (S&P) or Ba
(Moody's)  or below will  default or  otherwise  be unable to honor a  financial obligation.  These  securities  are  considered  to be of poor  standing and are predominantly  speculative with respect to the issuer's capacity to pay interest and repay  principal in accordance with the terms of the obligations and involve major risk  exposure.  Bonds in this  category  may also be called  "high  yield bonds" or "junk bonds."

Non-Public  Securities  Risk The risk that there may be a less liquid market for unlisted  securities than for publicly traded securities.  The Fund,  therefore, may not be able to resell its  investments.  In  addition,  less  disclosure  is required from non-public  companies.  Although unlisted securities may be resold in private transactions, the prices realized from the sale may be less than what the investing Fund considers the fair value of the securities.

Prepayment  Risk The risk that issuers will prepay fixed rate  obligations  when interest  rates fall,  forcing the Fund to  reinvest in  obligations  with lower interest rates than the original obligations.

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